                        TRANSAMERICA IDEX MUTUAL FUNDS

                                    COVER

                      (GRAPHICS - LOGOS OF SUB-ADVISERS)

            DATED MARCH 1, 2005, AS SUPPLEMENTED NOVEMBER 15, 2005








      NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
      SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES
         OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



NOT ISSUED BY FDIC OR ANY       MAY LOSE      NOT A DEPOSIT OF OR GUARANTEED BY
FEDERAL GOVERNMENT AGENCY.      VALUE.        ANY BANK, BANK AFFILIATE, OR
                                              CREDIT UNION.

                         TRANSAMERICA IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------

SECTION A -- FUND DESCRIPTIONS

TABLE OF CONTENTS

-    ASSET ALLOCATION FUNDS
         TA IDEX Asset Allocation - Growth Portfolio....    5
         TA IDEX Asset Allocation - Moderate Growth
              Portfolio.................................    9
         TA IDEX Asset Allocation - Moderate
              Portfolio.................................   13
         TA IDEX Asset Allocation - Conservative
              Portfolio.................................   17

-    U.S. STOCK FUNDS
         TA IDEX Great Companies - America(SM)..........   21
         TA IDEX Great Companies - Technology(SM).......   25
         TA IDEX Janus Growth...........................   29
         TA IDEX Salomon All Cap........................   34
         TA IDEX Transamerica Equity....................   39
         TA IDEX Transamerica Growth Opportunities......   43
         TA IDEX Transamerica Small/Mid Cap Value.......   48

-    GLOBAL/INTERNATIONAL STOCK FUNDS
         TA IDEX Templeton Great Companies Global.......   52

-    BALANCED FUNDS
         TA IDEX Transamerica Balanced..................   58
         TA IDEX Transamerica Value Balanced............   62

-    BOND AND MONEY MARKET FUNDS
         TA IDEX Transamerica High-Yield Bond...........   66
         TA IDEX Transamerica Convertible Securities....   70
         TA IDEX Transamerica Flexible Income...........   74
         TA IDEX Transamerica Money Market..............   79

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific risks for an investor in the fund? Find out what types of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      SECTION B -- SHAREHOLDER INFORMATION

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

-    REGULATORY PROCEEDINGS......................................    82

-    INVESTMENT ADVISER..........................................    82

-    OPENING AN ACCOUNT
         By Mail.................................................    83
         Through an Authorized Dealer............................    83

-    BUYING SHARES
         By Check................................................    83
         By Automatic Investment Plan............................    83
         By Telephone............................................    83
         Through Authorized Dealers..............................    83
         By the Internet.........................................    83
         By Payroll Deduction....................................    83
         By Wire Transfer........................................    83

-    SELLING SHARES
         Direct Deposit - ACH....................................    84
         Direct Deposit - Wire...................................    84
         Check to Address of Record..............................    84
         Check to Another Party/Address..........................    84
         Systematic Withdrawal Plan..............................    84
         Through an Authorized Dealer............................    84

-    EXCHANGING SHARES
         Special Situations for Exchanging Shares................    85

-    REDEMPTION FEES
         Redemption Fee Assessment...............................    85
         Redemptions through Financial Intermediaries............    85
         Waiver/Exceptions/Changes...............................    85
         Involuntary Redemptions.................................    85

-    FEATURES AND POLICIES
         Market Timing/Excessive Trading.........................    86
         Checkwriting Service....................................    86
         Customer Service........................................    86
         Uncashed Checks Issued on Your Account..................    86
         Minimum Dividend Check Amounts..........................    87
         Minimum Account Balance.................................    87
         Telephone Transactions..................................    87
         Retirement (Fiduciary) Account Maintenance Fees.........    87
         Professional Fees.......................................    87
         Signature Guarantee.....................................    87
         Employer Sponsored Accounts.............................    87
         E-mail Communication....................................    87
         Reinvestment Privilege..................................    88
         Statements and Reports..................................    88

-    PRICING OF SHARES
         How Share Price Is Determined...........................    88
         When Share Price Is Determined..........................    88
         How NAV Is Calculated...................................    88

-    CHOOSING A SHARE CLASS
         Class A Shares - Front Load.............................    89
         Class B Shares - Back Load..............................    89
         Class C Shares - Level Load.............................    89
         Class T Shares - Front Load.............................    89
         Contingent Deferred Sales Charge........................    90

-    WAIVERS AND/OR REDUCTIONS OF CHARGES
         Class A and Class T Sales Charge Reductions.............    90
         Waiver of Class A and T Initial Sales Charges...........    91
         Waiver of Class A, Class B, Class C, and Class T
            Contingent Deferred Sales Charges....................    91

-    DISTRIBUTION OF SHARES
         Distribution Plans......................................    91
         Distribution of Class A Shares..........................    91
         Distribution of Class B Shares..........................    91
         Distribution of Class C Shares..........................    91
         Class T Shares..........................................    91
         The Effect of Rule 12b-1................................    91

-    OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS..................    91

-    UNDERWRITING AGREEMENT......................................    92

-    DISTRIBUTIONS AND TAXES
         Taxes on Distributions in General.......................    93
         Taxes on the Sale or Exchange of Shares.................    93
         Withholding Taxes.......................................    93
         Non-Resident Alien Withholding..........................    93
         Other Tax Information...................................    93
         Asset Allocation Funds..................................    94
         Investment Policy Changes...............................    94

-    APPENDIX A - EXPLANATION OF STRATEGIES AND RISKS............   A-1

-    APPENDIX B - BOND RATINGS...................................   B-1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SECTION A -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Growth Portfolio is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to invest 100% of the fund's assets in underlying TA IDEX funds that invest primarily in equities.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds. These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. The information generally will remain online for up to 4 months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), a widely recognized unmanaged index of market performance

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2003                                                                             30.21
----                                                                             -----
2004                                                                             12.51

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         15.84%
------------------------------------------------------------
  Worst Quarter:                3/31/2003         (3.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          6.33%       3.71%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       5.88%       3.56%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      4.28%       3.11%
--------------------------------------------------------------------
  Class B                                        6.78%       4.12%
--------------------------------------------------------------------
  Class C                                       10.85%      19.56%
--------------------------------------------------------------------
  Wilshire 5000 Index (reflects no deduction
  for fees, expenses, or taxes)                 10.85%       5.32%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                       CLASS OF SHARES
                                                       ---------------
                                                   A         B          C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on          5.50%      None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption     None(a)   5.00%(b)    1.00%
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days    2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                       CLASS OF SHARES
                                                       ---------------
                                                   A         B          C
-----------------------------------------------------------------------------
 Management fees                                 0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees           0.35%     1.00%      1.00%
 Other expenses                                  0.23%     0.23%      0.17%
-----------------------------------------------------------------------------
                                                  ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES            0.68%     1.33%      1.27%
 EXPENSE REDUCTION(e)                            0.00%     0.00%      0.00%
                                                  ------------------------
 NET OPERATING EXPENSES                          0.68%     1.33%      1.27%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $616       $756       $908       $1,350
    B(+)       $635       $721       $829       $1,423
     C         $229       $403       $697       $1,534
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $616       $756       $908       $1,350
    B(+)       $135       $421       $729       $1,423
     C         $129       $403       $697       $1,534
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of the underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, adjusted for anticipated holdings in November 2005, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A  CLASS B  CLASS C
-------  -------  -------
  1.67%    2.32%    2.26%

These expense ratios are estimates only, and may vary.

Note: Prior to November 15, 2005, the fund invested in Class A shares of the underlying TA IDEX funds. Because Class A shares of the underlying funds paid a distribution and service (12b-1) fee of up to 0.35% of average daily net assets annually, the fund's Class A, B and C shares had reduced their 12b-1 fees by the amount of the underlying funds' 12b-1 fees. Consequently, the fund showed different fees in its annual fund operating expenses table under "Distribution and Service (12b-1) fees" and in the estimates immediately above.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A                                 CLASS B
                                            -----------------------------------------------------------------------------
                                                    Year or Period Ended                    Year or Period Ended
                                              October 31,       October 31,(a,b)      October 31,       October 31,(a,b)
                                            -----------------------------------------------------------------------------
                                                  2004           2003      2002           2004           2003      2002
                                            ----------------   --------   -------   ----------------   --------   -------
Net Asset Value, Beginning of Period               $9.82          $7.95    $10.00          $9.71          $7.91    $10.00
Investment Operations:
 Net Investment Income (Loss)                      (0.02)         (0.03)    (0.02)         (0.09)         (0.08)    (0.06)
 Net Realized and Unrealized Gain (Loss)            0.95           1.90     (2.03)          0.95           1.88     (2.03)
   Total Operations                                 0.93           1.87     (2.05)          0.86           1.80     (2.09)
                                            -----------------------------------------------------------------------------
Distributions:
 From Net Investment Income                            -              -         -              -              -         -
 From Net Realized Gains                               -              -         -              -              -         -
   Total Distributions                                 -              -         -              -              -         -
Net Asset Value, End of Period                    $10.75          $9.82     $7.95         $10.57          $9.71     $7.91
                                            =============================================================================

Total Return(c)                                     9.47%         23.52%   (20.50)%         8.96%         22.76%   (20.90)%
Net Assets, End of Period (000's)               $171,708        $55,209    $8,368       $160,959        $82,318   $10,452
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                           0.43%          0.45%     0.45%          1.05%          1.10%     1.10%
   Total(f)                                         0.38%          0.60%     1.65%          1.00%          1.25%     2.30%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                   (0.22)%        (0.30)%   (0.44)%        (0.82)%        (0.95)%   (1.09)%
 Portfolio Turnover Rate(g)                            5%            25%       31%             5%            25%       31%

                                                        CLASS C*
                                            ---------------------------------
                                                  Year or Period Ended
                                             October 31,     October 31,(a,b)
                                            ---------------------------------
                                                 2004              2003
                                            --------------   ----------------
Net Asset Value, Beginning of Period              $9.71             $7.86
Investment Operations:
 Net Investment Income (Loss)                     (0.08)            (0.08)
 Net Realized and Unrealized Gain (Loss)           0.94              1.93
   Total Operations                                0.86              1.85
                                            ---------------------------------
Distributions:
 From Net Investment Income                           -                 -
 From Net Realized Gains                              -                 -
   Total Distributions                                -                 -
Net Asset Value, End of Period                   $10.57             $9.71
                                            =================================
Total Return(c)                                    8.86%            23.54%
Net Assets, End of Period (000's)              $356,543          $116,956
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                          0.99%             1.10%
   Total(f)                                        0.94%             1.25%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                  (0.78)%           (0.95)%
 Portfolio Turnover Rate(g)                           5%               25%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Moderate Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. The information generally will remain online for up to 4 months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon and can tolerate some market volatility.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges and the Lehman Brothers Aggregate Bond Index ("LBABI") (secondary), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2003                                                                             26.70
2004                                                                             11.38

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003          13.35%
------------------------------------------------------------
  Worst Quarter:               3/31/2003          (2.14)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------
                                                          LIFE OF
                                              1 YEAR      FUND(2)
------------------------------------------------------------------
  Class A
------------------------------------------------------------------
    Return before taxes                        5.25%       4.40%
------------------------------------------------------------------
    Return after taxes on distributions(3)     4.58%       3.98%
------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    3.53%       3.52%
------------------------------------------------------------------
  Class B                                      5.69%       4.84%
------------------------------------------------------------------
  Class C                                      9.76%      17.55%
------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses, or taxes)     10.85%       5.32%
------------------------------------------------------------------
  LBABI Index (secondary)(4) (reflects no
  deduction for fees, expenses, or taxes)      4.34%       5.89%
------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(4) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.17%     0.19%      0.14%
----------------------------------------------------------------------------
                                               ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           0.62%     1.29.%     1.24%
 EXPENSE REDUCTION(E)                           0.00%     0.00%      0.00%
                                               ------------------------------
 NET OPERATING EXPENSES                         0.62%     1.29%      1.24%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $610       $738       $877       $1,282
    B(+)       $631       $709       $808       $1,372
    C          $226       $393       $681       $1,500
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $610       $738       $877       $1,282
    B(+)       $131       $409       $708       $1,372
    C          $126       $393       $681       $1,500
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

All Average Daily Net Assets.....................    0.10%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

Morningstar, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, adjusted for anticipated holdings in November 2005, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.54%     2.21%     2.16%

These expense ratios are estimates only, and may vary.

Note: Prior to November 15, 2005, the fund invested in Class A shares of the underlying TA IDEX funds. Because Class A shares of the underlying funds paid a distribution and service (12b-1) fee of up to 0.35% of average daily net assets annually, the fund's Class A, B and C shares had reduced their 12b-1 fees by the amount of the underlying funds' 12b-1 fees. Consequently, the fund showed different fees in its annual fund operating expenses table under "Distribution and Service (12b-1) fees" and in the estimates immediately above.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            -------------------------------------------------------------------
                                                  Year or Period Ended               Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,    October 31,(a,b)
                                            -------------------------------------------------------------------
                                               2004         2003      2002        2004         2003      2002
                                            -----------   --------   -------   -----------   --------   -------
Net Asset Value, Beginning of Period           $10.13        $8.37    $10.00      $10.09        $8.33    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.05         0.04      0.02       (0.02)       (0.02)    (0.01)
 Net Realized and Unrealized Gain (Loss)         0.87         1.77     (1.65)       0.85         1.78     (1.66)
   Total Operations                              0.92         1.81     (1.63)       0.83         1.76     (1.67)
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.08)      $(0.05)        -      $(0.02)           -         -
 From Net Realized Gains                            -            -         -           -            -         -
   Total Distributions                         $(0.08)      $(0.05)        -      $(0.02)           -         -
Net Asset Value, End of Period                 $10.97       $10.13     $8.37      $10.90       $10.09     $8.33
                                            ===================================================================

Total Return(c)                                  9.09%       21.79%   (16.30)%      8.25%       21.15%   (16.70)%
Net Assets, End of Period (000's)            $352,852     $136,295   $20,681    $333,533     $190,621   $33,241
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.32%        0.44%     0.45%       0.97%        1.09%     1.10%
   Total(f)                                      0.31%        0.44%     0.90%       0.96%        1.09%     1.55%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.45%        0.48%     0.41%      (0.19)%      (0.17)%   (0.24)%
 Portfolio Turnover Rate(g)                         3%          15%       21%          3%          15%       21%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.09            $8.31
Investment Operations:
 Net Investment Income (Loss)                   (0.02)           (0.02)
 Net Realized and Unrealized Gain (Loss)         0.86             1.80
   Total Operations                              0.84             1.78
                                            ------------------------------
Distributions:
 From Net Investment Income                    $(0.02)               -
 From Net Realized Gains                            -                -
   Total Distributions                         $(0.02)               -
Net Asset Value, End of Period                 $10.91           $10.09
                                            ==============================
Total Return(c)                                  8.35%           21.44%
Net Assets, End of Period (000's)            $675,562         $239,043
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.92%            1.09%
   Total(f)                                      0.91%            1.09%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.15)%          (0.17)%
 Portfolio Turnover Rate(g)                         3               15

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Moderate Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Moderate Portfolio is to seek capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 50% of assets in equities, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. The information generally will remain online for up to 4 months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index (LBABI Index), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2003                                                                             23.79
2004                                                                             10.98

-----------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               6/30/2003           11.74%
-----------------------------------------------------------
  Worst Quarter:              3/31/2003          (1.25)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-------------------------------------------------------------------
                                                        LIFE OF
                                              1 YEAR    FUND(2)
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                        4.88%     5.13%
-------------------------------------------------------------------
    Return after taxes on distributions(3)     3.79%     4.43%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    3.30%     3.99%
-------------------------------------------------------------------
  Class B                                      5.26%     5.59%
-------------------------------------------------------------------
  Class C                                      9.35%    16.06%
-------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses, or taxes)     10.85%     5.32%
-------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.34%     5.89%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.10%     0.10%      0.10%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.15%     0.17%      0.13%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           0.60%     1.27%      1.23%
 EXPENSE REDUCTION(E)                           0.00%     0.00%      0.00%
                                                 -------------------------
 NET OPERATING EXPENSES                         0.60%     1.27%      1.23%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $608       $732       $866       $1,259
    B(+)       $629       $703       $797       $1,349
    C          $225       $390       $676       $1,489
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $608       $732       $866       $1,259
    B(+)       $129       $403       $697       $1,349
    C          $125       $390       $676       $1,489
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, adjusted for anticipated holdings in November 2005, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.47%     2.14%     2.10%

These expense ratios are estimates only, and may vary.

Note: Prior to November 15, 2005, the fund invested in Class A shares of the underlying TA IDEX funds. Because Class A shares of the underlying funds paid a distribution and service (12b-1) fee of up to 0.35% of average daily net assets annually, the fund's Class A, B and C shares had reduced their 12b-1 fees by the amount of the underlying funds' 12b-1 fees. Consequently, the fund showed different fees in its annual fund operating expenses table under "Distribution and Service (12b-1) fees" and in the estimates immediately above.

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            -------------------------------------------------------------------
                                                  Year or Period Ended               Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,    October 31,(a,b)
                                            -------------------------------------------------------------------
                                               2004         2003      2002        2004         2003      2002
                                            -----------   --------   -------   -----------   --------   -------
Net Asset Value, Beginning of Period           $10.42        $8.76    $10.00      $10.37        $8.71    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.12         0.12      0.04        0.05         0.05      0.01
 Net Realized and Unrealized Gain (Loss)         0.84         1.62     (1.28)       0.83         1.63     (1.30)
   Total Operations                              0.96         1.74     (1.24)       0.88         1.68     (1.29)
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                    $(0.15)      $(0.08)        -      $(0.09)      $(0.02)        -
 From Net Realized Gains                            -            -         -           -            -         -
   Total Distributions                         $(0.15)      $(0.08)        -      $(0.09)      $(0.02)        -
Net Asset Value, End of Period                 $11.23       $10.42     $8.76      $11.16       $10.37     $8.71
                                            ===================================================================

Total Return(c)                                  9.32%       19.98%   (12.40)%      8.62%       19.39%   (12.90)%
Net Assets, End of Period (000's)            $232,748     $116,102   $17,517    $261,772     $183,148   $38,969
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.28%        0.37%     0.45%       0.93%        1.02%     1.10%
   Total(f)                                      0.28%        0.37%     0.78%       0.93%        1.02%     1.43%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.13%        1.22%     0.83%       0.48%        0.57%     0.18%
 Portfolio Turnover Rate(g)                         1%          18%       12%          1%          18%       12%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.37            $8.71
Investment Operations:
 Net Investment Income (Loss)                    0.05             0.05
 Net Realized and Unrealized Gain (Loss)         0.84             1.63
   Total Operations                              0.89             1.68
                                            ------------------------------
Distributions:
 From Net Investment Income                    $(0.09)          $(0.02)
 From Net Realized Gains                            -                -
   Total Distributions                         $(0.09)          $(0.02)
Net Asset Value, End of Period                 $11.17           $10.37
                                            ==============================
Total Return(c)                                  8.67%           19.39%
Net Assets, End of Period (000's)            $518,527         $201,774
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        0.89%            1.02%
   Total(f)                                      0.89%            1.02%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.50%            0.57%
 Portfolio Turnover Rate(g)                         1%              18%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Moderate Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Asset Allocation - Conservative Portfolio is to seek current income and preservation of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve this objective by investing its assets in a combination of underlying TA IDEX funds based on its investment objective.

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, it seeks to adjust its investments in underlying TA IDEX funds to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- It seeks to adjust the allocations to favor investments in those TA IDEX funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the fund generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying TA IDEX funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- UNDERLYING FUNDS
The fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject indirectly to all the risks associated with its underlying funds.

These risks include the following:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Because the stocks the underlying funds hold fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. The information generally will remain online for up to 4 months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to preserve capital.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI Index), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years and the Wilshire 5000 Total Market Index (Wilshire 5000 Index) (secondary), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2003                                                                             20.83
2004                                                                              9.93

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          9.83%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (1.40)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                           LIFE OF
                                              1 YEAR       FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                        3.89%        5.91%
--------------------------------------------------------------------
    Return after taxes on distributions(3)     1.96%        4.74%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                    2.72%        4.38%
--------------------------------------------------------------------
  Class B                                      4.19%        6.40%
--------------------------------------------------------------------
  Class C                                      8.19%       14.27%
--------------------------------------------------------------------
  LBABI Index (reflects no deduction for
  fees, expenses, or taxes)                    4.34%        5.89%
--------------------------------------------------------------------
  Wilshire 5000 Index (secondary)(4)
  (reflects no deduction for fees,
  expenses, or taxes)                         10.85%        5.32%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------
SHAREHOLDER FEES(fees paid directly from your investment)
                                                 CLASS OF SHARES
                                                 ---------------
                                             A         B        C
------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%      None     None
 purchases (as a % of offering price)
------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is
 lower)
------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%     2.00%
 redeemed)
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                 CLASS OF SHARES
                                                 ---------------
                                             A         B        C
------------------------------------------------------------------------
 Management fees                           0.10%     0.10%     0.10%
 Distribution and service (12b-1) fees     0.35%     1.00%     1.00%
 Other expenses                            0.16%     0.16%     0.14%
------------------------------------------------------------------------
                                            -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      0.61%     1.26%     1.24%
 EXPENSE REDUCTION(e)                      0.00%     0.00%     0.00%
                                            -------------------------
 NET OPERATING EXPENSES                    0.61%     1.26%     1.24%
------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $609       $735       $872       $1,270
    B(+)       $628       $700       $792       $1,343
    C          $226       $393       $681       $1,500
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $609       $735       $872       $1,270
    B(+)       $128       $400       $692       $1,343
    C          $126       $393       $681       $1,500
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

Average Daily Net Assets.........................    0.10%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

(DOLLAR ICON)
UNDERLYING FUND EXPENSES
---------------------------------------------------------

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of the underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, adjusted for anticipated holdings in November 2005, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
 1.46%     2.11%     2.09%

These expense ratios are estimates only, and may vary.

Note: Prior to November 15, 2005, the fund invested in Class A shares of the underlying TA IDEX funds. Because Class A shares of the underlying funds paid a distribution and service (12b-1) fee of up to 0.35% of average daily net assets annually, the fund's Class A, B and C shares had reduced their 12b-1 fees by the amount of the underlying funds' 12b-1 fees. Consequently, the fund showed different fees in its annual fund operating expenses table under "Distribution and Service (12b-1) fees" and in the estimates immediately above.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A                                CLASS B
                                            ---------------------------------------------------------------------------
                                                    Year or Period Ended                   Year or Period Ended
                                               October 31,      October 31,(a,b)     October 31,      October 31,(a,b)
                                            ---------------------------------------------------------------------------
                                                  2004           2003      2002          2004          2003      2002
                                            -----------------   -------   ------   ----------------   -------   -------
Net Asset Value, Beginning of Period              $10.67          $9.22   $10.00        $10.66          $9.18    $10.00
Investment Operations:
 Net Investment Income (Loss)                       0.17           0.18     0.07          0.10           0.11      0.03
 Net Realized and Unrealized Gain (Loss)            0.77           1.47    (0.85)         0.76           1.47     (0.85)
   Total Operations                                 0.94           1.65    (0.78)         0.86           1.58     (0.82)
                                            ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                       $(0.51)        $(0.20)       -        $(0.44)        $(0.10)        -
 From Net Realized Gains                           (0.03)             -        -         (0.03)             -         -
   Total Distributions                             (0.54)         (0.20)       -         (0.47)         (0.10)        -
Net Asset Value, End of Period                    $11.07         $10.67    $9.22        $11.05         $10.66     $9.18
                                            ===========================================================================

Total Return(c)                                     8.97%         18.18%   (7.80)%        8.21%         17.38%    (8.20)%
Net Assets, End of Period (000's)                $99,811        $59,250   $9,482      $106,601        $85,134   $23,229
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                           0.29%          0.41%    0.45%         0.92%          1.06%     1.10%
   Total(f)                                         0.28%          0.41%    1.21%         0.91%          1.06%     1.86%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                    1.55%          1.80%    1.27%         0.93%          1.15%     0.62%
 Portfolio Turnover Rate (g)                          11%            22%       8%           11%            22%        8%

                                                         CLASS C*
                                            -----------------------------------
                                                   Year or Period Ended
                                              October 31,      October 31,(a,b)
                                            -----------------------------------
                                                  2004               2003
                                            ----------------   ----------------
Net Asset Value, Beginning of Period             $10.66               $9.19
Investment Operations:
 Net Investment Income (Loss)                      0.10                0.11
 Net Realized and Unrealized Gain (Loss)           0.76                1.46
   Total Operations                                0.86                1.57
                                            -----------------------------------
Distributions:
 From Net Investment Income                      $(0.44)             $(0.10)
 From Net Realized Gains                          (0.03)                  -
   Total Distributions                            (0.47)              (0.10)
Net Asset Value, End of Period                   $11.05              $10.66
                                            ===================================
Total Return(c)                                    8.26%              17.25%
Net Assets, End of Period (000's)              $182,112             $83,165
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                          0.93%               1.06%
   Total(f)                                        0.92%               1.06%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                   0.89%               1.15%
 Portfolio Turnover Rate (g)                         11%                 22%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Asset Allocation-Conservative Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Great Companies - America(SM) is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

- large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in excess of $10 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and generate high returns on invested capital.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Great Companies strives to manage the fund in a tax-efficient manner by minimizing capital gains distributions through its investment strategy. To do so, Great Companies uses the following strategies:

 1. Whenever it intends to make a sale, it will sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

THIS FUND IS NON-DIVERSIFIED.

 WHAT IS A NON-DIVERSIFIED FUND?
  A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poors 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2001                                                                            -12.02
2002                                                                            -21.57
2003                                                                             23.80
2004                                                                              0.86

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.74%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (16.08)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         (4.69)%     (2.64)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)      (4.69)%     (2.64)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                     (3.05)%     (2.23)%
--------------------------------------------------------------------
  Class B                                       (4.67)%     (2.28)%
--------------------------------------------------------------------
  Class C                                       (0.78)%       9.39%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deduction for
  fees, expenses, or taxes)                      10.87%     (3.29)%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A          B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%       None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)    5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%      2.00%       2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A          B           C
-----------------------------------------------------------------------------
 Management fees                                0.78%      0.78%       0.78%
 Distribution and service (12b-1) fees          0.35%      1.00%       1.00%
 Other expenses                                 0.39%      0.36%       0.43%
-----------------------------------------------------------------------------
                                                  -----------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.52%      2.14%       2.21%
 EXPENSE REDUCTION(e)                          (0.00)%    (0.00)%     (0.04)%
                                                ---------------------------
 NET OPERATING EXPENSES                         1.52%      2.14%      2.175%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.17%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $696      $1,003     $1,332      $2,260
    B(+)       $717      $  969     $1,248      $2,312
    C          $321      $  687     $1,180      $2,539

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $696    $1,003    $1,332      $2,260
    B(+)      $217    $  669    $1,148      $2,312
    C         $221    $  687    $1,180      $2,539
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.775%
Over $250 million up to $500 million............     0.75%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion.................................     0.65%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.79% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the next $500 million of average daily net assets; and 0.25% of average daily net assets in excess of $1 billion.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX GREAT COMPANIES - AMERICA(SM)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31(a,b)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period            $8.77       $7.65     $8.96    $10.58    $10.00
Investment Operations:
 Net Investment Income (Loss)                       -           -     (0.01)    (0.02)        -
 Net Realized and Unrealized Gain (Loss)         0.08        1.12     (1.30)    (1.60)     0.58
   Total Operations                              0.08        1.12     (1.31)    (1.62)     0.58
                                            ===================================================
Distributions:
 From Net Investment Income                         -           -         -         -         -
 From Net Realized Gains                            -           -         -         -         -
   Total Distributions                              -           -         -         -         -
Net Asset Value, End of Period                  $8.85       $8.77     $7.65     $8.96    $10.58
                                            ===================================================

Total Return(c)                                  0.93%      14.64%   (14.59)%  (15.35)%    5.81%
Net Assets, End of Period (000's)             $44,056     $49,040   $55,508   $38,345   $13,377
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.55%       1.55%     1.55%     1.55%     1.55%
   Total(f)                                      1.55%       1.66%     1.66%     1.78%     3.38%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.00%       0.05%    (0.16)%   (0.18)%   (0.08)%
 Portfolio Turnover Rate(g)                        23%         54%       28%       65%        2%

                                                                 CLASS B                                    CLASS C*
                                            -----------------------------------------------------------------------------------
                                                           Year or Period Ended                       Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,   October 31,(a,b)
                                            -----------------------------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004             2003
                                            -----------   -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $8.57       $7.52     $8.87    $10.56   $10.00       $8.57           $7.51
Investment Operations:
 Net Investment Income (Loss)                   (0.06)      (0.05)    (0.08)    (0.08)   (0.02)      (0.06)          (0.05)
 Net Realized and Unrealized Gain (Loss)         0.09        1.10     (1.27)    (1.61)    0.58        0.08            1.11
   Total Operations                              0.03        1.05     (1.35)    (1.69)    0.56        0.02            1.06
                                            ===================================================================================
Distributions:
 From Net Investment Income                         -           -         -         -        -           -               -
 From Net Realized Gains                            -           -         -         -        -           -               -
   Total Distributions                              -           -         -         -        -           -               -
Net Asset Value, End of Period                  $8.60       $8.57     $7.52     $8.87   $10.56       $8.59           $8.57
                                            ===================================================================================
Total Return(c)                                  0.35%      13.96%   (15.26)%  (15.98)%   5.62%       0.23%          14.11%
Net Assets, End of Period (000's)             $54,460     $62,205   $53,256   $40,769   $7,839     $26,700          $4,474
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.17%       2.20%     2.20%     2.20%    2.20%       2.20%           2.20%
   Total(f)                                      2.17%       2.31%     2.31%     2.43%    4.03%       2.26%           2.31%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.62)%     (0.60)%   (0.81)%   (0.83)%  (0.73)%     (0.64)%         (0.60)%
 Portfolio Turnover Rate(g)                        23%         54%       28%       65%       2%         23%             54%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/30/2004.
(b) TA IDEX Great Companies - America(SM) commenced operations on July 14, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Great Companies - Technology(SM) is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology or related products and services.

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history, with a particular focus on companies in the communication sector and related fields. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; strong corporate governance; have been in business for at least 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by the sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and have strong corporate governance, as well as high returns as invested capital. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the fund.

To determine which "great company" in which the fund should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Great Companies strives to manage the fund in a tax efficient manner. The fund seeks to minimize capital gains distributions through its investment strategy. To do so, Great Companies seeks to follow the following strategies:

 1. Whenever it intends to make a sale, it will seek to always sell the highest cost lots; when it expects the sale will result in a capital gain, it looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

 2. When taxable dividends and interest accumulates, it looks for short term losses to offset the income.

There is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful. In either case, it tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- TECHNOLOGY STOCKS
Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the fund may decrease if technology-related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ 100 Index, a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed on the NASDAQ Stock Market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR GRAPH]

2001                                                                            -34.36
2002                                                                            -39.42
2003                                                                             48.81
2004                                                                              7.47

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/2001           35.04%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (34.51)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          1.56%     (19.43)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       1.56%     (19.43)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      1.01%     (15.40)%
--------------------------------------------------------------------
  Class B                                        2.44%     (19.18)%
--------------------------------------------------------------------
  Class C                                        5.89%      23.97%
--------------------------------------------------------------------
  NASDAQ 100 Index (reflects no deduction for
  fees, expenses, or taxes)                     10.44%     (18.50)%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%       None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%      2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Management fees                               0.80%      0.80%      0.80%
 Distribution and service (12b-1) fees         0.35%      1.00%      1.00%
 Other expenses                                0.82%      0.72%      1.33%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.97%      2.52%      3.13%
 EXPENSE REDUCTION(e)                          0.42%      0.32%      0.93%
                                               --------------------------
 NET OPERATING EXPENSES                        1.55%      2.20%      2.20%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A         $  699     $1,096     $1,517      $2,688
    B(+)      $  723     $1,054     $1,412      $2,697
    C         $  323     $  879     $1,559      $3,375
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A         $  699     $1,096     $1,517      $2,688
    B(+)      $  223     $  754     $1,312      $2,697
    C         $  223     $  879     $1,559      $3,375
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.79% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $250 million of average daily net assets; and 0.30% of average daily net assets in excess of $500 million.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                           CLASS A
                                       ------------------------------------------------
                                                     Year or Period Ended
                                       October 31,            October 31,(a,b)
                                       ------------------------------------------------
                                          2004        2003      2002     2001     2000
                                       -----------   -------   ------   ------   ------
Net Asset Value, Beginning of Period       $3.61       $2.56    $3.63    $7.93   $10.00
Investment Operations:
 Net Investment Income (Loss)              (0.04)      (0.04)   (0.05)   (0.06)       -
 Net Realized and Unrealized Gain
   (Loss)                                   0.23        1.09    (1.02)   (4.24)   (2.07)
   Total Operations                         0.19        1.05    (1.07)   (4.30)   (2.07)
                                       ------------------------------------------------
Distributions:
 From Net Investment Income                    -           -        -        -        -
 From Net Realized Gains                       -           -        -        -        -
   Total Distributions                         -           -        -        -        -
Net Asset Value, End of Period             $3.80       $3.61    $2.56    $3.63    $7.93
                                       ------------------------------------------------

Total Return(c)                             5.26%      41.02%  (29.45)% (54.26)% (20.66)%
Net Assets, End of Period (000's)       $119,985     $78,289   $6,445   $7,106   $6,322
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                   1.36%       1.55%    1.55%    1.55%    1.55%
   Total(f)                                 1.36%       1.90%    2.61%    2.68%    5.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                   (1.12)%     (1.23)%  (1.40)%  (1.04)%  (0.64)%
 Portfolio Turnover Rate(g)                   41%         24%      64%      58%      11%

                                                           CLASS B                                  CLASS C*
                                       --------------------------------------------------------------------------------
                                                    Year or Period Ended                      Year or Period Ended
                                       October 31,           October 31,(a,b)            October 31,   October 31,(a,b)
                                       --------------------------------------------------------------------------------
                                          2004        2003     2002     2001     2000       2004             2003
                                       -----------   ------   ------   ------   ------   -----------   ----------------
Net Asset Value, Beginning of Period      $3.51       $2.50    $3.58    $7.91   $10.00      $3.51            $2.45
Investment Operations:
 Net Investment Income (Loss)             (0.06)      (0.06)   (0.08)   (0.10)   (0.02)     (0.07)           (0.06)
 Net Realized and Unrealized Gain
   (Loss)                                  0.23        1.07    (1.00)   (4.23)   (2.07)      0.23             1.12
   Total Operations                        0.17        1.01    (1.08)   (4.33)   (2.09)      0.16             1.06
                                       --------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                   -           -        -        -        -          -                -
 From Net Realized Gains                      -           -        -        -        -          -                -
   Total Distributions                        -           -        -        -        -          -                -
Net Asset Value, End of Period            $3.68       $3.51    $2.50    $3.58    $7.91      $3.67            $3.51
                                       --------------------------------------------------------------------------------
Total Return(c)                            4.84%      40.40%  (30.12)% (54.80)% (20.86)%     4.56%           43.27%
Net Assets, End of Period (000's)        $6,874      $7,864   $4,348   $5,938   $3,295     $4,089             $739
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                  1.91%       2.20%    2.20%    2.20%    2.20%      2.20%            2.20%
   Total(f)                                1.91%       2.55%    3.26%    3.33%    6.20%      2.60%            2.55%
 Net Investment Income (Loss) to
   Average Net Assets(d)                  (1.68)%     (1.88)%  (2.05)%  (1.69)%  (1.29)%    (1.94)%          (1.88)%
 Portfolio Turnover Rate(g)                  41%         24%      64%      58%      11%        41%              24%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Great Companies - Technology(SM) commenced operations on July 14, 2000. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Janus Growth is growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve, this objective by investing principally in:

- equity securities listed on national exchanges or on NASDAQ that the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's sub-adviser builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- REPURCHASE AGREEMENTS
Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

- FUTURES
Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation
- Illiquidity

- Tax considerations

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market and the Russell 1000 Growth Index (Russell 1000 Growth) (secondary). The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

1995                                                                             47.12
1996                                                                             17.06
1997                                                                             16.82
1998                                                                             63.98
1999                                                                             58.46
2000                                                                            -28.22
2001                                                                            -28.29
2002                                                                            -30.68
2003                                                                             31.54
2004                                                                             14.97

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999           31.77%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (31.66)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------------
                                                        10 YEARS OR
                                     1 YEAR   5 YEARS   INCEPTION(2)
------------------------------------------------------------------------
  Class A(3)
------------------------------------------------------------------------
    Return before taxes               8.65%   (12.60)%     10.30%
------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                  8.65%   (12.88)%      8.56%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                         5.62%   (10.20)%      8.49%
------------------------------------------------------------------------
  Class B(3)                          9.38%   (12.47)%      7.28%
------------------------------------------------------------------------
  Class C(3)                         13.23%     NA         20.99%
------------------------------------------------------------------------
  Class T(3)                          5.31%   (12.82)%     10.26%
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                             10.87%   (2.30)%      12.06%
------------------------------------------------------------------------
  Russell 1000 Growth
  (secondary)(5) (reflects no
  deduction for fees, expenses, or
  taxes)                              6.30%   (9.29)%       9.59%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the date of inception of the class.
(3) Date of inception for Class A (5/8/1986); Class B (10/1/1995); Class T (6/4/1985); and Class C (11/11/2002).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(5) This index was added on March 21, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                               CLASS OF SHARES
                                               ---------------
                                      A         B          C         T*
--------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a % of    5.50%      None       None      8.50%
 offering price)
--------------------------------------------------------------------------
 Maximum deferred sales charge
 (load)
 (as a percentage of purchase      None(a)   5.00%(b)   1.00%(c)    None
 price or redemption proceeds,
 whichever is lower)
--------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a         2.00%     2.00%      2.00%      2.00%
 percentage of amount redeemed)
--------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                               CLASS OF SHARES
                                               ---------------
                                      A         B          C         T*
--------------------------------------------------------------------------
 Management fees                    0.77%     0.77%      0.77%      0.77%
 Distribution and service (12b-1)   0.35%     1.00%      1.00%      0.00%
 fees
 Other expenses                     0.35%     0.50%      0.64%      1.03%
--------------------------------------------------------------------------
                                   ----------------------------------------
 TOTAL ANNUAL FUND OPERATING        1.47%     2.27%      2.41%      1.80%
 EXPENSES
 EXPENSE REDUCTION(e)              (0.00)%   (0.00)%    (0.11)%     0.50%
                                   ----------------------------------------
 NET OPERATING EXPENSES             1.47%     2.27%      2.30%      1.30%
--------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.30%, excluding 12b-1 fees.
(*) Not available to new investors.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $691      $  989     $1,309      $2,211
    B(+)       $730      $1,009     $1,315      $2,404
    C          $333      $  741     $1,276      $2,738
    T          $971      $1,324     $1,699      $2,748

---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $691      $  989     $1,309      $2,211
    B(+)       $230      $  709     $1,215      $2,404
    C          $233      $  741     $1,276      $2,738
    T          $971      $1,324     $1,699      $2,748
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

   For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $750 million............     0.77%
Over $750 million up to $1.5 billion............     0.75%
Over $1.5 billion up to $3 billion..............     0.70%
Over $3 billion.................................    0.675%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 1.25% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

SUB-ADVISER:

   Janus Capital Management LLC
   151 Detroit Street
   Denver, Colorado 80206-4805

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; 0.30% of the next $750 million of average daily net assets; 0.25% of the next $1.5 billion of average daily net assets; and 0.225% of average daily net assets in excess of $3 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, Vice President, serves as manager of this fund. Mr. Keely has been sole manager of this fund since January, 2000. Previously, he served as co-manager of the fund starting January, 1999. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX JANUS GROWTH
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                     CLASS A
                              ------------------------------------------------------
                                               Year or Period Ended
                              October                  October 31,(a)
                              ------------------------------------------------------
                                2004       2003       2002       2001        2000
                              --------   --------   --------   --------   ----------
Net Asset Value, Beginning
 of Period                    $  19.73   $  15.87   $  19.64   $  43.81   $    46.72
Investment Operations:
 Net Investment Income
  (Loss)                         (0.21)     (0.21)     (0.22)     (0.24)        0.03
 Net Realized and Unrealized
  Gain (Loss)                     2.04       4.07      (3.55)    (20.80)        5.35
  Total Operations                1.83       3.86      (3.77)    (21.04)        5.38
                              ------------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -            -
 From Net Realized Gains             -          -          -      (3.13)       (8.29)
  Total Distributions                -          -          -      (3.13)       (8.29)
Net Asset Value, End of
 Period                       $  21.56   $  19.73   $  15.87   $  19.64   $    43.81
                              ======================================================

Total Return(c)                   9.28%     24.32%    (19.21)%   (51.31)%      10.82%
Net Assets, End of Period
 (000's)                      $573,640   $583,674   $505,704   $770,590   $1,727,573
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.60%      1.70%      1.66%      1.49%        1.39%
  Total(f)                        1.60%      1.72%      1.69%      1.49%        1.42%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (1.01)%    (1.22)%    (1.10)%    (0.83)%      (0.61)%
 Portfolio Turnover Rate(g)         41%        62%        62%        64%          41%

                                                    CLASS B
                              ----------------------------------------------------
                                              Year or Period Ended
                              October                 October 31,(a)
                              ----------------------------------------------------
                                2004       2003       2002       2001       2000
                              --------   --------   --------   --------   --------
Net Asset Value, Beginning
 of Period                    $  18.45   $  14.93   $  18.63   $  42.08   $  45.38
Investment Operations:
 Net Investment Income
  (Loss)                         (0.32)     (0.31)     (0.34)     (0.41)     (0.36)
 Net Realized and Unrealized
  Gain (Loss)                     1.91       3.83      (3.36)    (19.91)      5.35
  Total Operations                1.59       3.52      (3.70)    (20.32)      4.99
                              ----------------------------------------------------
Distributions:
 From Net Investment Income          -          -          -          -          -
 From Net Realized Gains             -          -          -      (3.13)     (8.29)
  Total Distributions                -          -          -      (3.13)     (8.29)
Net Asset Value, End of
 Period                       $  20.04   $  18.45   $  14.93   $  18.63   $  42.08
                              ====================================================
Total Return(c)                   8.62%     23.58%    (19.86)%   (51.74)%    10.11%
Net Assets, End of Period
 (000's)                      $203,408   $233,731   $224,348   $354,949   $775,252
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          2.22%      2.35%      2.31%      2.14%      2.04%
  Total(f)                        2.22%      2.37%      2.35%      2.14%      2.07%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                      (1.59)%    (1.87)%    (1.75)%    (1.48)%    (1.26)%
 Portfolio Turnover Rate(g)         41%        62%        62%        64%        41%

                                       CLASS C*             CLASS T
                              --------------------------------------
                                 Year or Period Ended       Year or Period Ended
                              October    October 31,(a,b)   October
                              --------------------------------------
                                2004           2003           2004
                              --------   ----------------   --------
Net Asset Value, Beginning
 of Period                    $ 18.45         $14.74        $  20.45
Investment Operations:
 Net Investment Income
  (Loss)                        (0.30)         (0.32)          (0.16)
 Net Realized and Unrealized
  Gain (Loss)                    1.88           4.03            2.10
  Total Operations               1.58           3.71            1.94
                              --------------------------------------
Distributions:
 From Net Investment Income         -              -               -
 From Net Realized Gains            -              -               -
  Total Distributions               -              -               -
Net Asset Value, End of
 Period                       $ 20.03         $18.45        $  22.39
                              ======================================
Total Return(c)                  8.62%         25.17%           9.49%
Net Assets, End of Period
 (000's)                      $71,196         $  735        $246,052
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                         2.08%          2.35%           1.38%
  Total(f)                       2.08%          2.37%           1.38%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                     (1.44)%        (1.88)%         (0.75)%
 Portfolio Turnover Rate(g)        41%            62%             41%

                                                CLASS T
                              -------------------------------------------
                                       Year or Period Ended
                                            October 31,(a)
                              -------------------------------------------
                                2003       2002       2001        2000
                              --------   --------   --------   ----------
Net Asset Value, Beginning
 of Period                       16.40      20.20      44.76        47.45
Investment Operations:
 Net Investment Income
  (Loss)                         (0.16)     (0.16)     (0.14)        0.25
 Net Realized and Unrealized
  Gain (Loss)                     4.21      (3.64)    (21.29)        5.35
  Total Operations                4.05      (3.80)    (21.43)        5.60
                              -------------------------------------------
Distributions:
 From Net Investment Income          -          -          -            -
 From Net Realized Gains             -          -      (3.13)       (8.29)
  Total Distributions                -          -      (3.13)       (8.29)
Net Asset Value, End of
 Period                       $  20.45   $  16.40   $  20.20   $    44.76
                              ===========================================
Total Return(c)                  24.70%    (18.82)%   (51.07)%      11.20%
Net Assets, End of Period
 (000's)                      $416,719   $368,301   $546,317   $1,232,295
Ratio/Supplemental Data:
 Ratio of Expenses to
  Average Net Assets(d)
  Net(e)                          1.35%      1.31%      1.14%        1.04%
  Total(f)                        1.37%      1.34%      1.14%        1.07%
 Net Investment Income
  (Loss) to Average Net
  Assets(d)                     (0. 87)%    (0.75)%    (0.48)%      (0.26)%
 Portfolio Turnover Rate(g)         62%        62%        64%          41%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Salomon All Cap is to seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While the SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- low market valuations measured by SaBAM's valuation models.

- positive changes in earnings prospects because of factors such as:

  - new, improved or unique products and services

  - new or rapidly expanding markets for the company's products

  - new management

  - changes in the economic, financial, regulatory or political environment particularly affecting the company

  - effective research, product development and marketing

  - a business strategy not yet recognized by the marketplace

While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

  - changes in currency value

  - currency speculation

  - currency trading costs

  - different accounting and reporting practices

  - less information available to the public

  - less (or different) regulation of securities markets

  - more complex business negotiations

  - less liquidity

  - more fluctuations in prices

  - delays in settling foreign securities transactions

  - higher costs for holding shares (custodial fees)

  - higher transaction costs

  - vulnerability to seizure and taxes

  - political instability and small markets

  - different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS
Preferred stocks may include obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

THIS FUND IS NON-DIVERSIFIED.
WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2000                                                                             16.88
2001                                                                              1.55
2002                                                                            -26.86
2003                                                                             37.56
2004                                                                              7.93

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          22.99%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (21.67)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                      1 YEAR     5 YEARS    FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                2.00%      4.02%      8.24%
--------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   1.99%      3.71%      7.86%
--------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                          1.30%      3.25%      6.92%
--------------------------------------------------------------------
  Class B                              2.27%      4.36%      8.62%
--------------------------------------------------------------------
  Class C                              6.13%       N/A      20.64%
--------------------------------------------------------------------
  Russell 3000 Index (reflects no
  deduction for fees, expenses, or
  taxes)                              11.95%     (1.16)%     2.32%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                             A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%      None      None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                CLASS OF SHARES
                                                ---------------
                                             A         B          C
----------------------------------------------------------------------------
 MANAGEMENT FEES                           0.80%     0.80%      0.80%
 DISTRIBUTION AND SERVICE (12B-1) FEES     0.35%     1.00%      1.00%
 OTHER EXPENSES                            0.55%     0.38%      0.43%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.70%     2.18%      2.23%
 EXPENSE REDUCTIONS(e)                    (0.15)%   (0.00)%    (0.03)%
                                             ----------------------------
 NET OPERATING EXPENSES                    1.55%     2.18%      2.20%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisers, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,042     $1,409      $2,436
    B(+)       $721      $  982     $1,270      $2,392
    C          $323      $  694     $1,192      $2,562
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,042     $1,409      $2,436
    B(+)       $221      $  682     $1,170      $2,392
    C          $223      $  694     $1,192      $2,562
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.78% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $20 million of average daily net assets; 0.50% of the next $80 million of average daily net assets; and 0.40% of average daily net assets over $100 million.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX SALOMON ALL CAP
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,              October 31,(a,b)
                                            ----------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   -------
Net Asset Value, Beginning of Period           $13.95       $10.34    $13.63    $15.51    $11.70
Investment Operations:
 Net Investment Income (Loss)                   (0.03)       (0.04)        -      0.12      0.08
 Net Realized and Unrealized Gain (Loss)         0.88         3.65     (3.15)    (1.58)     3.92
 Total Operations                                0.85         3.61     (3.15)    (1.46)     4.00
                                            ----------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -         -         -
 From Net Realized Gains                            -            -     (0.14)    (0.42)    (0.19)
   Total Distributions                              -            -     (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period                 $14.80       $13.95    $10.34    $13.63    $15.51
                                            ====================================================

Total Return(c)                                  6.09%       34.91%   (23.44)%   (9.49)%   34.50%
Net Assets, End of Period (000's)            $438,047     $271,958   $57,528   $77,791   $25,575
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.33%        1.55%     1.55%     1.58%     1.58%
   Total(f)                                      1.33%        1.64%     1.65%     1.68%     2.41%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.17)%      (0.36)%   (0.03)%    0.75%     0.45%
 Portfolio Turnover Rate(g)                        25%          30%      162%       82%       91%

                                                                   CLASS B
                                            -----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,              October 31,(a,b)
                                            -----------------------------------------------------
                                               2004         2003       2002      2001      2000
                                            -----------   --------   --------   -------   -------
Net Asset Value, Beginning of Period           $13.53       $10.08     $13.41    $15.36    $11.66
Investment Operations:
 Net Investment Income (Loss)                   (0.11)       (0.12)     (0.10)     0.02     (0.03)
 Net Realized and Unrealized Gain (Loss)         0.85         3.57      (3.09)    (1.55)     3.92
 Total Operations                                0.74         3.45      (3.19)    (1.53)     3.89
                                            -----------------------------------------------------
Distributions:
 From Net Investment Income                         -            -          -         -         -
 From Net Realized Gains                            -            -      (0.14)    (0.42)    (0.19)
   Total Distributions                              -            -      (0.14)    (0.42)    (0.19)
Net Asset Value, End of Period                 $14.27       $13.53     $10.08    $13.41    $15.36
                                            =====================================================
Total Return(c)                                  5.48%       34.23%    (24.11)%  (10.09)%   33.72%
Net Assets, End of Period (000's)            $150,829     $158,147   $130,709   $167,214  $38,203
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.97%        2.20%      2.20%     2.23%     2.20%
   Total(f)                                      1.97%        2.29%      2.30%     2.33%     3.06%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.80)%      (1.01)%    (0.68)%    0.10%    (0.20)%
 Portfolio Turnover Rate(g)                        25%          30%       162%       82%       91%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $13.53          $10.26
Investment Operations:
 Net Investment Income (Loss)                   (0.12)          (0.12)
 Net Realized and Unrealized Gain (Loss)         0.85            3.39
 Total Operations                                0.73            3.27
                                            ------------------------------
Distributions:
 From Net Investment Income                         -               -
 From Net Realized Gains                            -               -
   Total Distributions                              -               -
Net Asset Value, End of Period                 $14.26          $13.53
                                            ==============================
Total Return(c)                                  5.43%          31.87%
Net Assets, End of Period (000's)             $65,391          $2,547
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.99%           2.20%
   Total(f)                                      1.99%           2.29%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.83)%         (1.01)%
 Portfolio Turnover Rate(g)                        25%             30%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Salomon All Cap commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Equity is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

- shareholder-oriented management

- dominance in market share

- cost production advantages

- leading brands

- self-financed growth

- attractive reinvestment opportunities

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index (Russell 1000 Growth) that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

2001                                                                            -17.53
2002                                                                            -23.39
2003                                                                             29.78
2004                                                                             14.07

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          12.85%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (18.39)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

---------------------------------------------------------------------
                                                         LIFE OF
                                            1 YEAR       FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                      7.79%       (5.13)%
---------------------------------------------------------------------
    Return after taxes on
    distributions(3)                         7.53%       (5.18)%
---------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                                5.41%       (4.29)%
---------------------------------------------------------------------
  Class B                                    8.33%       (4.90)%
---------------------------------------------------------------------
  Class C                                   12.33%        20.66%
---------------------------------------------------------------------
  Russell 1000 Growth (reflects no
  deduction for fees, expenses, or
  taxes)                                     6.30%       (9.58)%
---------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)(4)                                 10.87%       (0.94)%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(4) This Index served as the fund's benchmark prior to March 2, 2005. This Index change was made as this index more accurately reflects the principal strategies and policies of the fund.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                 A()         B          C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%       None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%      2.00%      2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A          B          C
-----------------------------------------------------------------------------
 Management fees                                0.75%      0.75%      0.75%
 Distribution and service (12b-1) fees          0.35%      1.00%      1.00%
 Other expenses                                 0.66%      0.75%      0.66%
-----------------------------------------------------------------------------
                                                  ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.76%      2.50%      2.41%
 EXPENSE REDUCTION(E)                          (0.00)%    (0.33)%    (0.24)%
                                                  ------------------------
 NET OPERATING EXPENSES                         1.52%      2.17%      2.17%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are estimates based upon the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits, and the impact of the fund's merger with TA IDEX Alger Aggressive Growth.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.175%, excluding 12b-l fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $697      $1,053     $1,433      $2,495
    B(+)       $721      $1,048     $1,402      $2,631
    C          $321      $  729     $1,265      $2,729
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $697      $1,053     $1,433      $2,495
    B(+)       $221      $  748     $1,302      $2,631
    C          $221      $  729     $1,265      $2,729
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
------------------------
First $500 million...............................    0.75%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.68% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the fund's average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                   CLASS A
                                             ---------------------------------------------------
                                                            Year or Period Ended
                                             October 31,             October 31,(a,b)
                                             ---------------------------------------------------
                                                2004        2003      2002      2001      2000
                                             -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period             $6.86       $5.52     $6.38    $10.16    $10.00
Investment Operations:
 Net Investment Income (Loss)                    (0.07)      (0.05)    (0.07)    (0.10)    (0.02)
 Net Realized and Unrealized Gain (Loss)          0.65        1.39     (0.79)    (3.68)     0.18
   Total Operations                               0.58        1.34     (0.86)    (3.78)     0.16
                                             ---------------------------------------------------
Distributions:
 From Net Investment Income                          -           -         -         -         -
 From Net Realized Capital Gains                     -           -         -         -         -
   Total Distributions                               -           -         -         -         -
Net Asset Value, End of Period                   $7.44       $6.86     $5.52     $6.38    $10.16
                                             ===================================================

Total Return(c)                                   8.45%      24.28%   (13.50)%  (37.20)%    1.60%
Net Assets, End of Period (000's)             $176,851     $56,618   $25,127    $2,750    $3,053
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                         1.50%       1.56%     1.74%     1.55%     1.55%
   Total(f)                                       1.50%       1.56%     2.32%     2.75%     6.10%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 (0.90)%     (0.87)%   (1.19)%   (1.15)%   (1.18)%
 Portfolio Turnover Rate(g)                         97%         55%       19%       42%       13%

                                                                 CLASS B                                    CLASS C*
                                            -----------------------------------------------------------------------------------
                                                           Year or Period Ended                       Year or Period Ended
                                            October 31,             October 31,(a,b)             October 31,   October 31,(a,b)
                                            -----------------------------------------------------------------------------------
                                               2004        2003      2002      2001      2000       2004             2003
                                            -----------   -------   -------   -------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $6.68       $5.40     $6.29    $10.12   $10.00       $6.68           $5.30
Investment Operations:
 Net Investment Income (Loss)                   (0.11)      (0.09)    (0.12)    (0.16)   (0.06)      (0.11)          (0.09)
 Net Realized and Unrealized Gain (Loss)         0.62        1.37     (0.77)    (3.67)    0.18        0.63            1.47
   Total Operations                              0.51        1.28     (0.89)    (3.83)    0.12        0.52            1.38
                                            -----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -         -         -        -           -               -
 From Net Realized Capital Gains                    -           -         -         -        -           -               -
   Total Distributions                              -           -         -         -        -           -               -
Net Asset Value, End of Period                  $7.19       $6.68     $5.40     $6.29   $10.12       $7.20           $6.68
                                            ===================================================================================
Total Return(c)                                  7.68%      23.70%   (14.22)%  (37.78)%   1.17%       7.78%          26.04%
Net Assets, End of Period (000's)             $47,928      $4,613    $2,732    $3,070   $2,840     $21,808          $1,435
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.20%       2.21%     2.39%     2.20%    2.20%       2.20%           2.21%
   Total(f)                                      2.72%       2.21%     2.98%     3.40%    6.75%       2.55%           2.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (1.62)%     (1.52)%   (1.84)%   (1.80)%  (1.83)%     (1.63)%         (1.52)%
 Portfolio Turnover Rate(g)                        97%         55%       19%       42%      13%         97%             55%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) TA IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2001                                                                            -17.69
2002                                                                            -13.69
2003                                                                             30.61
2004                                                                             14.77

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          23.35%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (34.23)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------
                                                            LIFE OF
                                                1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                          8.46%     (7.78)%
--------------------------------------------------------------------
    Return after taxes on distributions(3)       8.46%     (7.78)%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sales of fund shares(3)                      5.50%     (6.45)%
--------------------------------------------------------------------
  Class B                                        8.70%     (7.60)%
--------------------------------------------------------------------
  Class C                                       12.88%      20.54%
--------------------------------------------------------------------
  Russell 2500 Growth Index (reflects no
  deduction for fees, expenses, or taxes)       14.59%       6.78%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Management fees                               0.79%     0.79%       0.79%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.86%     0.42%       0.75%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          2.00%     2.21%       2.54%
 EXPENSE REDUCTION(e)                         (0.25)%   (0.00)%     (0.14)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.75%     2.21%       2.40%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.40%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,120     $1,547      $2,730
    B(+)       $724      $  991     $1,285      $2,491
    C          $343      $  777     $1,338      $2,865
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,120     $1,547      $2,730
    B(+)       $224      $  691     $1,185      $2,491
    C          $243      $  777     $1,338      $2,865
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

            AVERAGE DAILY NET ASSETS
            ------------------------
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.75%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.73% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of assets up to $100 million; and 0.35% of assets over $100 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM's predecessor in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,             October 31,(a,b)
                                            ---------------------------------------------------
                                               2004         2003      2002      2001     2000
                                            -----------   --------   -------   ------   -------
Net Asset Value, Beginning of Period            $5.95        $4.81     $4.81    $8.70    $10.00
Investment Operations:
 Net Investment Income (Loss)                   (0.03)       (0.06)    (0.06)   (0.07)    (0.02)
 Net Realized and Unrealized Gain (Loss)         0.69         1.20      0.06    (3.82)    (1.28)
 Total Operations                                0.66         1.14         -    (3.89)    (1.30)
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -        -         -
 From Net Realized Gains                            -            -         -        -         -
   Total Distributions                              -            -         -        -         -
Net Asset Value, End of Period                  $6.61        $5.95     $4.81    $4.81     $8.70
                                            ===================================================

Total Return(c)                                 11.09%       23.70%     0.05   (44.76)   (12.96)
Net Assets, End of Period (000's)            $230,633     $147,340   $12,687   $3,807    $3,726
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.43%        1.75%     1.74%    1.55%     1.55%
   Total(f)                                      1.43%        2.21%     2.53%    2.83      4.54%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.47)%      (1.11)%   (1.35)%  (1.11)%   (1.23)%
 Portfolio Turnover Rate(g)                        43%          97%       32%      59%       19%

                                                                CLASS B                                   CLASS C*
                                            ---------------------------------------------------------------------------------
                                                          Year or Period Ended                      Year or Period Ended
                                            October 31,            October 31,(a,b)            October 31,   October 31,(a,b)
                                            ---------------------------------------------------------------------------------
                                               2004        2003      2002     2001     2000       2004             2003
                                            -----------   -------   ------   ------   ------   -----------   ----------------
Net Asset Value, Beginning of Period            $5.79       $4.70    $4.73    $8.66   $10.00       $5.79           $4.62
Investment Operations:
 Net Investment Income (Loss)                   (0.09)      (0.09)   (0.11)   (0.10)   (0.06)      (0.10)          (0.09)
 Net Realized and Unrealized Gain (Loss)         0.67        1.18     0.08    (3.83)   (1.28)       0.69            1.26
 Total Operations                                0.58        1.09    (0.03)   (3.93)   (1.34)       0.59            1.17
                                            ---------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -           -        -        -        -           -               -
 From Net Realized Gains                            -           -        -        -        -           -               -
   Total Distributions                              -           -        -        -        -           -               -
Net Asset Value, End of Period                  $6.37       $5.79    $4.70    $4.73    $8.66       $6.38           $5.79
                                            =================================================================================
Total Return(c)                                 10.02%      23.19%   (0.70)% (45.35)  (13.39)      10.19%          25.32%
Net Assets, End of Period (000's)             $77,869     $52,492   $5,897   $4,513   $4,366     $28,103            $483
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.40%       2.41%    2.39%    2.20%    2.20%       2.40%           2.42%
   Total(f)                                      2.64%       2.87%    3.18%    3.48%    5.19%       2.65%           2.89%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (1.44)%     (1.76)%  (2.00)%  (1.76)%  (1.88)%     (1.58)%         (1.78)%
 Portfolio Turnover Rate(g)                        43%         97%      32%      59%      19%         43%             97%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003, and 10/31/2004.
(b) TA IDEX Transamerica Growth Opportunities commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Small/Mid Cap Value seeks to maximize total return.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The fund defines small-and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks. (PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
----------------------------------------------------------------
(BAR GRAPH)

2002                                                                            -15.61
2003                                                                             50.35
2004                                                                             23.55

------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                   6/30/03          30.88%
------------------------------------------------------------
  Worst Quarter:                  9/30/02         (26.15)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

----------------------------------------------------------------------
                                                            LIFE OF
                                              1 YEAR        FUND(2)
----------------------------------------------------------------------
 Class A
----------------------------------------------------------------------
   Return before taxes                      16.75%         14.32%
----------------------------------------------------------------------
   Return after taxes on distributions(3)   13.58%         13.47%
----------------------------------------------------------------------
   Return after taxes on distributions
   and sales of fund shares(3)              11.77%         12.03%
----------------------------------------------------------------------
 Class B                                    17.80%         14.98%
----------------------------------------------------------------------
 Class C                                    21.62%         34.74%
----------------------------------------------------------------------
 Russell 2500 Value Index (reflects no
 deduction for fees, expenses, or taxes)    21.58%         16.55%
----------------------------------------------------------------------
 Russell 2000 Index (reflects no
 deduction for fees, expenses, or
 taxes)(4)                                  18.33%         11.77%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) This fund commenced operations on April 2, 2001. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(4) This Index served as the fund's benchmark prior to March 1, 2004. The benchmark change was made to Russell 2500 Value Index as it more accurately reflects the principal strategies and policies of the fund.

NOTE: TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed the fund, and performance prior to that date is attributable to that manager. TIM employs different investment strategies than the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A          B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       5.50%      None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)   5.00%(b)     1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%      2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A          B           C
-----------------------------------------------------------------------------
 Management fees                              0.80%      0.80%       0.80%
 Distribution and service                     0.35%      1.00%       1.00%
 (12b-1) fees
 Other expenses                               0.44%      0.28%       0.47%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.59%      2.08%       2.27%
 EXPENSE REDUCTION(e)                        (0.00)%    (0.00)%     (0.00)%
                                                --------------------------
 NET OPERATING EXPENSES                       1.59%      2.08%       2.27%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.40%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized fund operating expenses are less than 1.40%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $703      $1,024     $1,368      $2,335
    B(+)       $711      $  952     $1,219      $2,285
    C          $330      $  709     $1,215      $2,605
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $703      $1,024     $1,368      $2,335
    B(+)       $211      $  652     $1,119      $2,285
    C          $230      $  709     $1,215      $2,605
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

First $500 million...............................    0.80%
Over $500 million................................    0.75%

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.82% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.375% of the first $500 million of average daily net assets and 0.325% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                             CLASS A                                    CLASS B
                                            ------------------------------------------------------------------------------------
                                                      Year or Period Ended                        Year or Period Ended
                                            October 31,        October 31,(a,b)         October 31,        October 31,(a,b)
                                            ------------------------------------------------------------------------------------
                                               2004         2003      2002      2001       2004        2003      2002      2001
                                            -----------   --------   -------   ------   -----------   -------   -------   ------
Net Asset Value, Beginning of Period           $12.94        $9.09    $10.12   $10.00      $12.73       $8.98    $10.08   $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.04        (0.11)    (0.07)   (0.02)      (0.06)      (0.17)    (0.19)   (0.05)
 Net Realized and Unrealized Gain (Loss)         2.56         3.96     (0.96)    0.14        2.52        3.92     (0.91)    0.13
   Total Operations                              2.60         3.85     (1.03)    0.12        2.46        3.75     (1.10)    0.08
                                            ------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                         -            -         -        -           -           -         -        -
 From Net Realized Gains                        (1.22)           -         -        -       (1.22)          -         -        -
   Total Distributions                          (1.22)           -         -        -       (1.22)          -         -        -
Net Asset Value, End of Period                 $14.32       $12.94     $9.09   $10.12      $13.97      $12.73     $8.98   $10.08
                                            ====================================================================================

Total Return(c)                                 20.61%       42.35%   (10.18)%   1.20%      19.85%      41.76%   (10.91)%   0.80%
Net Assets End of Period (000's)             $334,763     $149,557   $45,500   $6,536     $40,477     $33,196   $24,391   $7,604
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.32%        1.73%     1.85%    1.85%       1.97%       2.38%     2.50%    2.50%
   Total(f)                                      1.32%        1.73%     1.98%    3.56%       1.97%       2.38%     2.63%    4.21%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.31%       (1.04)%   (0.88)%  (0.32)%     (0.43)%     (1.69)%   (1.53)%  (0.97)%
   Portfolio Turnover Rate(g)                      81%          55%       22%       8%         81%         55%       22%       8%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $12.73           $9.01
Investment Operations:
 Net Investment Income (Loss)                   (0.01)          (0.18)
 Net Realized and Unrealized Gain (Loss)         2.46            3.90
   Total Operations                              2.45            3.72
                                            ------------------------------
Distributions:
 From Net Investment Income                         -               -
 From Net Realized Gains                        (1.22)              -
   Total Distributions                          (1.22)              -
Net Asset Value, End of Period                 $13.96          $12.73
                                            ==============================
Total Return(c)                                 19.78%          41.29%
Net Assets End of Period (000's)              $19,678          $1,995
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.07%           2.38%
   Total(f)                                      2.07%           2.38%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                (0.02)%         (1.69)%
   Portfolio Turnover Rate(g)                      81%             55%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Small/Mid Cap Value commenced operations on April 2, 2001. The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion in the domestic portfolio.

Companies identified by Great Companies for inclusion in the domestic portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

- are organized under the laws of, or with principal offices in, another country

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

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TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities including ADRs, GDRs, and EDRs involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW Index), a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR CHART]

1995                                                                             20.03
1996                                                                             26.76
1997                                                                             20.44
1998                                                                             24.85
1999                                                                             63.31
2000                                                                            -17.72
2001                                                                            -23.53
2002                                                                            -27.00
2003                                                                             22.58
2004                                                                              6.65

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/1999          43.29%
------------------------------------------------------------
  Worst Quarter:              9/30/2001         (20.96)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-----------------------------------------------------------------------
                                                             10 YEARS
                                                                OR
                                      1 YEAR     5 YEARS   INCEPTION(2)
-----------------------------------------------------------------------
  Class A(3)
-----------------------------------------------------------------------
    Return before taxes                0.78%    (10.72)%      7.80%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(4)                   0.78%    (10.95)%      6.96%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          0.51%     (8.76)%      6.53%
-----------------------------------------------------------------------
  Class B(3)                           1.16%    (10.49)%      6.72%
-----------------------------------------------------------------------
  Class C(3)                           4.89%       N/A       12.21%
-----------------------------------------------------------------------
  MSCIW Index (reflects no
  deduction for fees, expenses, or
  taxes)                              15.25%     (2.05)%      8.52%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the inception of the Class.
(3) Inception dates: Class A (10/1/1992); Class B (10/1/1995); and Class C (11/11/2002).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to May 29, 2004, a different firm managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that firm.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.46%     0.52%      0.72%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.61%     2.32%      2.52%
 EXPENSE REDUCTION(e)                          (0.06)%   (0.12)%    (0.32)%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.55%     2.20%      2.20%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended 10/31/04, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,025     $1,373      $2,351
    B(+)       $723      $1,013     $1,329      $2,469
    C          $323      $  754     $1,312      $2,832
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,025     $1,373      $2,351
    B(+)       $223      $  713     $1,229      $2,469
    C          $223      $  754     $1,312      $2,832
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.91% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

SUB-ADVISERS:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

   Templeton Investment Counsel, LLC
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the Fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

Great Companies has provided investment advisory services to various clients since 2000.

The Templeton organization has been investing globally since 1940.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                          CLASS A
                                  -------------------------------------------------------
                                                   Year or Period Ended
                                  October 31,                October 31,(a)
                                  -------------------------------------------------------
                                     2004         2003       2002       2001       2000
                                  -----------   --------   --------   --------   --------
Net Asset Value, Beginning of
 Period                              $21.41       $19.06     $23.67     $40.20     $33.80
Investment Operations:
 Net Investment Income (Loss)         (0.07)       (0.05)     (0.08)     (0.07)         -
 Net Realized and Unrealized
   Gain (Loss)                         1.23         2.40      (4.53)    (13.99)      7.53
 Total Operations                      1.16         2.35      (4.61)    (14.06)      7.53
                                  -------------------------------------------------------
Distributions:
 From Net Investment Income               -            -          -          -          -
 From Net Realized Gains                  -            -          -      (2.47)     (1.13)
   Total Distributions                    -            -          -      (2.47)     (1.13)
Net Asset Value, End of Period       $22.57       $21.41     $19.06     $23.67     $40.20
                                  -------------------------------------------------------

Total Return(c)                        5.41%       12.33%    (19.46)%   (37.08)%    22.26%
 Net Assets, End of Period
   (000's)                         $226,517     $189,046   $225,722   $374,626   $749,671
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.85%        2.07%      1.88%      1.63%      1.64%
   Total(f)                            1.85%        2.07%      1.88%      1.63%      1.64%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.31)%      (0.26)%    (0.34)%    (0.24)%    (0.56)%
 Portfolio Turnover Rate(g)             140%         103%        72%        79%        53%

                                                          CLASS B                                      CLASS C*
                                  ----------------------------------------------------------------------------------------
                                                   Year or Period Ended                          Year or Period Ended
                                  October 31,                October 31,(a)                 October 31,   October 31,(a,b)
                                  ----------------------------------------------------------------------------------------
                                     2004         2003       2002       2001       2000        2004             2003
                                  -----------   --------   --------   --------   --------   -----------   ----------------
Net Asset Value, Beginning of
 Period                              $20.25       $18.14     $22.71     $38.97     $32.98     $20.25           $18.00
Investment Operations:
 Net Investment Income (Loss)         (0.20)       (0.17)     (0.22)     (0.27)     (0.41)     (0.15)           (0.17)
 Net Realized and Unrealized
   Gain (Loss)                         1.18         2.28      (4.35)    (13.52)      7.53       1.11             2.42
 Total Operations                      0.98         2.11      (4.57)    (13.79)      7.12       0.96             2.25
                                  ----------------------------------------------------------------------------------------
Distributions:
 From Net Investment Income               -            -          -          -          -          -                -
 From Net Realized Gains                  -            -          -      (2.47)     (1.13)         -                -
   Total Distributions                    -            -          -      (2.47)     (1.13)         -                -
Net Asset Value, End of Period       $21.23       $20.25     $18.14     $22.71     $38.97     $21.21           $20.25
                                  ----------------------------------------------------------------------------------------
Total Return(c)                        4.83%       11.57%    (20.09)%   (37.58)%    21.62%      4.74%           12.50%
 Net Assets, End of Period
   (000's)                         $117,409     $153,046   $193,259   $320,693   $614,789    $48,378             $163
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.49%        2.72%      2.53%      2.28%      2.29%      2.18%            2.72%
   Total(f)                            2.49%        2.72%      2.53%      2.28%      2.29%      2.18%            2.72%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.93)%      (0.91)%    (0.99)%    (0.89)%    (1.21)%    (0.72)%          (0.92)%
 Portfolio Turnover Rate(g)             140%         103%        72%        79%        53%       140%             103%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
This fund seeks long-term capital growth and current income with a secondary objective of capital presentation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- EQUITY INVESTMENTS
TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

- the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

- competitive barriers to entry; and

- the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

- FIXED INCOME INVESTMENTS

TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, and negotiates each trade.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following primary risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index), which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Index (LBGC Index), which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

1995                                                                              25.2
1996                                                                              16.6
1997                                                                             21.17
1998                                                                             30.78
1999                                                                             23.55
2000                                                                             -3.39
2001                                                                             -5.83
2002                                                                             -7.22
2003                                                                             12.91
2004                                                                             10.96

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1998         18.31%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (5.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-----------------------------------------------------------------------
                                                           10 YEARS OR
                                    1 YEAR      5 YEARS    INCEPTION(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes              4.86%     (0.01)%        11.07%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                 4.52%     (0.60)%         9.43%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares(3)                   3.14%     (0.36)%         8.72%
-----------------------------------------------------------------------
  Class B                            5.35%      0.27%         10.26%
-----------------------------------------------------------------------
  Class C                            9.20%       N/A          10.06%
-----------------------------------------------------------------------
  S&P 500 Index
  (reflects no deduction for
  fees, expenses, or taxes)         10.87%     (2.30)%        12.06%
-----------------------------------------------------------------------
  LBGC Index
  (reflects no deduction for
  fees, expenses, or taxes)          4.19%      8.00%          7.80%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Inception dates: Class A (12/2/1994); Class B (10/1/1995); and Class C (11/11/2002). Returns for Class B and Class C are from inception.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to May 29, 2004, a different firm managed this fund, and it had a different investment objective and employed different investment strategies. The performance set forth prior to that date is attributable to that firm.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%      None       None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%      2.00%
 redeemed)
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B          C
---------------------------------------------------------------------------
 Management fees                               0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees         0.35%     1.00%      1.00%
 Other expenses                                0.21%     0.22%      0.29%
---------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%     2.02%      2.09%
 EXPENSE REDUCTION(e)                         (0.00)%   (0.00)%    (0.00)%
                                                -------------------------
 NET OPERATING EXPENSES                        1.36%     2.02%      2.09%
---------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

    purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are estimates based upon the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through December 9, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $681      $  957     $1,254      $2,095
    B(+)       $705      $  934     $1,188      $2,178
    C          $312      $  655     $1,124      $2,421
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $681      $  957     $1,254      $2,095
    B(+)       $205      $  634     $1,088      $2,178
    C          $212      $  655     $1,124      $2,421
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

    (QUESTION MARK ICON)
    ADDITIONAL INFORMATION
 ----------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS

First $250 million................................   0.80%
Over $250 million up to $500 million..............   0.75%
Over $500 million up to $1.5 billion..............   0.70%
Over $1.5 billion.................................  0.625%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.92% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.325% over $250 million up to $500 million of average daily net assets; 0.30% over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President, Chief Investment Officer and Portfolio Manager at TIM, is the Lead Equity Manager of the fund. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (fixed-income) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM's predecessor in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                       CLASS A
                                  --------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a)
                                  --------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $17.43      $16.23    $17.31    $19.75   $18.96
Investment Operations:
 Net Investment Income (Loss)          0.14        0.19      0.29      0.37     0.25
 Net Realized and Unrealized
   Gain (Loss)                         1.08        1.21     (1.09)    (2.18)    1.03
 Total Operations                      1.22        1.40     (0.80)    (1.81)    1.28
                                  --------------------------------------------------
Distributions:
 From Net Investment Income           (0.12)      (0.20)    (0.28)    (0.35)   (0.24)
 From Net Realized Gains                  -           -         -     (0.28)   (0.25)
   Total Distributions                (0.12)      (0.20)    (0.28)    (0.63)   (0.49)
Net Asset Value, End of Period       $18.53      $17.43    $16.23    $17.31   $19.75
                                  ==================================================

Total Return(c)                        7.03%       8.71%    (4.72)%   (9.35)%   7.23%
Net Assets, End of Period
 (000's)                            $72,997     $89,335   $100,923  $126,369  $133,445
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.70%       1.73%     1.68%     1.64%    1.67%
   Total(f)                            1.70%       1.73%     1.70%     1.66%    1.69%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.76%       1.13%     1.70%     1.96%    1.73%
 Portfolio Turnover Rate(g)             107%         69%       87%      114%      71%

                                                       CLASS B
                                  --------------------------------------------------
                                                 Year or Period Ended
                                  October 31,              October 31,(a)
                                  --------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $17.39      $16.22    $17.30    $19.73   $18.95
Investment Operations:
 Net Investment Income (Loss)          0.04        0.08      0.18      0.25     0.21
 Net Realized and Unrealized
   Gain (Loss)                         1.08        1.18     (1.09)    (2.17)    1.03
 Total Operations                      1.12        1.26     (0.91)    (1.92)    1.24
                                  --------------------------------------------------
Distributions:
 From Net Investment Income           (0.04)      (0.09)    (0.17)    (0.23)   (0.21)
 From Net Realized Gains                  -           -         -     (0.28)   (0.25)
   Total Distributions                (0.04)      (0.09)    (0.17)    (0.51)   (0.46)
Net Asset Value, End of Period       $18.47      $17.39    $16.22    $17.30   $19.73
                                  ==================================================
Total Return(c)                        6.44%       7.84%    (5.31)%   (9.93)%   6.58%
Net Assets, End of Period
 (000's)                           $170,630     $199,472  $214,019  $243,387  $229,160
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.26%       2.37%     2.33%     2.29%    2.32%
   Total(f)                            2.26%       2.37%     2.35%     2.31%    2.34%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.19%       0.48%     1.05%     1.31%    1.08%
 Portfolio Turnover Rate(g)             107%         69%       87%      114%      71%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                              $17.39          $16.22
Investment Operations:
 Net Investment Income (Loss)         (0.01)           0.08
 Net Realized and Unrealized
   Gain (Loss)                         1.11            1.18
 Total Operations                      1.10            1.26
                                  ------------------------------
Distributions:
 From Net Investment Income           (0.04)          (0.09)
 From Net Realized Gains                  -               -
   Total Distributions                (0.04)          (0.09)
Net Asset Value, End of Period       $18.45          $17.39
                                  ==============================
Total Return(c)                        6.33%           7.84%
Net Assets, End of Period
 (000's)                            $53,990          $4,354
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.28%           2.38%
   Total(f)                            2.28%           2.39%
 Net Investment Income (Loss) to
   Average Net Assets(d)              (0.08)%          0.48%
 Portfolio Turnover Rate(g)             107%             69%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002,10/31/2003 and 10/31/2004.
(b) The inception date for the offering of Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

- income-producing common and preferred stocks

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

- U.S. Treasury bonds, notes and bills

- money market instruments

- covered call options & put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized, unmanaged index of market performance.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market instruments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- VALUE RISK
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be under-valued may actually be appropriately priced.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity; the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- OPTIONS
Investing in financial contracts such as options involve additional risks and costs. Risks include:

- inaccurate market predictions which may result in losses instead of gains

- prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, the Lehman Brothers Aggregate Bond Index, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC Index), which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[Bar Chart]                    ------------------

1996                                                                             13.16
1997                                                                             17.06
1998                                                                              6.87
1999                                                                             -6.61
2000                                                                             15.85
2001                                                                              0.01
2002                                                                            -14.23
2003                                                                             20.96
2004                                                                              9.92

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.90%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (13.27)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

------------------------------------------------------------------------
                                                             LIFE OF
                                        1-YEAR    5 YEARS    FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                  3.88%     4.54%      6.01%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                     2.53%     3.25%      4.64%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(3)                            4.19%     3.29%      4.50%
------------------------------------------------------------------------
  Class B                                4.13%     4.86%      5.96%
------------------------------------------------------------------------
  Class C                                8.07%     N/A       15.04%
------------------------------------------------------------------------
  Russell 1000 Value Index (reflects
  no deduction for fees, expenses,
  or taxes)                             16.49%     5.27%     11.83%
------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond
  Index (reflects no deduction for
  fees, expenses, or taxes)              4.34%     7.71%      6.88%
------------------------------------------------------------------------
  LBIGC Index (reflects no deduction
  for fees, expenses, or taxes)          3.04%     7.21%      6.50%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on October 1, 1995. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%       None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)    5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%        2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Management fees                             0.75%      0.75%        0.75%
 Distribution and service (12b-1) fees       0.35%      1.00%        1.00%
 Other expenses                              0.35%      0.35%        0.51%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(d)     1.45%      2.10%        2.26%
 EXPENSE REDUCTION(e)                       (0.00)%    (0.00)%      (0.06)%
                                               ---------------------------
 NET OPERATING EXPENSES                      1.45%      2.10%        2.20%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/04, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $689      $  983     $1,299      $2,190
    B(+)       $713      $  958     $1,229      $2,265
    C          $323      $  701     $1,205      $2,590
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $689      $  983     $1,299      $2,190
    B(+)       $213      $  658     $1,129      $2,265
    C          $223      $  701     $1,205      $2,590
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million up to $1 billion...............    0.65%
Over $1 billion..................................    0.60%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.66% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of assets up to $500 million; 0.325% of assets over $500 million up to $1 billion; and 0.30% of assets over $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (fixed-income) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM's predecessor in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,             October 31,(a,b)
                                  ---------------------------------------------------
                                     2004         2003      2002      2001      2000
                                  -----------   --------   -------   -------   ------
Net Asset Value, Beginning of
 Period                              $11.49        $9.69    $11.67    $12.75   $11.79
Investment Operations:
 Net Investment Income (Loss)          0.18         0.18      0.18      0.26     0.30
 Net Realized and Unrealized
   Gain (Loss)                         0.61         1.83     (1.65)    (0.51)    1.01
 Total Operations                      0.79         2.01     (1.47)    (0.25)    1.31
                                  ---------------------------------------------------
Distributions:
 From Net Investment Income           (0.17)       (0.21)    (0.16)    (0.26)   (0.35)
 From Net Realized Gains                  -            -     (0.35)    (0.57)       -
   Total Distributions                (0.17)       (0.21)    (0.51)    (0.83)   (0.35)
Net Asset Value, End of Period       $12.11       $11.49     $9.69    $11.67   $12.75
                                  ===================================================

Total Return(c)                        6.99%       21.04%   (13.20)%   (2.13)%  11.43%
Net Assets, End of Period
 (000's)                            $37,393      $11,832   $11,020   $13,880   $9,850
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              1.55%        1.55%     1.55%     1.55%    1.55%
   Total(f)                            1.63%        2.20%     1.89%     1.95%    2.02%
 Net Investment Income (Loss) to
   Average Net Assets(d)               1.50%        1.75%     1.56%     2.04%    2.50%
 Portfolio Turnover Rate(g)             122%          50%       82%       50%      28%

                                                        CLASS B
                                  ---------------------------------------------------
                                                 Year or Period Ended
                                  October 31,             October 31,(a,b)
                                  ---------------------------------------------------
                                     2004        2003      2002      2001      2000
                                  -----------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period                              $11.46       $9.69    $11.66    $12.74    $11.78
Investment Operations:
 Net Investment Income (Loss)          0.10        0.11      0.11      0.18      0.23
 Net Realized and Unrealized
   Gain (Loss)                         0.61        1.80     (1.65)    (0.50)     1.01
 Total Operations                      0.71        1.91     (1.54)    (0.32)     1.24
                                  ---------------------------------------------------
Distributions:
 From Net Investment Income           (0.10)      (0.14)    (0.08)    (0.19)    (0.28)
 From Net Realized Gains                  -           -     (0.35)    (0.57)        -
   Total Distributions                (0.10)      (0.14)    (0.43)    (0.76)    (0.28)
Net Asset Value, End of Period       $12.07      $11.46     $9.69    $11.66    $12.74
                                  ===================================================
Total Return(c)                        6.23%      19.98%   (13.72)%   (2.74)%   10.76%
Net Assets, End of Period
 (000's)                            $29,409     $13,744   $12,038   $16,180    $9,193
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              2.20%       2.20%     2.20%     2.20%     2.20%
   Total(f)                            2.30%       2.85%     2.54%     2.60%     2.67%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.81%       1.10%     0.91%     1.39%     1.85%
 Portfolio Turnover Rate(g)             122%         50%       82%       50%       28%

                                              CLASS C*
                                  ---------------------------------
                                        Year or Period Ended
                                   October 31,     October 31,(a,b)
                                  ---------------------------------
                                       2004              2003
                                  --------------   ----------------
Net Asset Value, Beginning of
 Period                               $11.46             $9.71
Investment Operations:
 Net Investment Income (Loss)           0.11              0.12
 Net Realized and Unrealized
   Gain (Loss)                          0.60              1.77
 Total Operations                       0.71              1.89
                                  ---------------------------------
Distributions:
 From Net Investment Income            (0.10)            (0.14)
 From Net Realized Gains                   -                 -
   Total Distributions                 (0.10)            (0.14)
Net Asset Value, End of Period        $12.07            $11.46
                                  =================================
Total Return(c)                         6.31%            19.73%
Net Assets, End of Period
 (000's)                             $14,285              $530
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                               2.20%             2.20%
   Total(f)                             2.39%             2.86%
 Net Investment Income (Loss) to
   Average Net Assets(d)                0.78%             1.10%
 Portfolio Turnover Rate(g)              122%               50%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b)  The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d)  Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA HIGH-YIELD BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica High-Yield Bond is to seek a high level of current income by investing in high-yield debt securities.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

-high-yield/high risk bonds (commonly know as "junk bonds")

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities rated CCC or below (when a security is rated by several rating agencies, it will be considered "CCC" or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top-down/bottom-up" approach in managing the fund's assets. The "top-down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom-up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top-down" and "bottom-up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- HIGH-YIELD DEBT SECURITY RISK
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is

TA IDEX TRANSAMERICA HIGH-YIELD BOND
--------------------------------------------------------------------------------

available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index (MLHYCPI), a widely recognized unmanaged index of market performance which is a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

1995                                                                             18.43
1996                                                                              9.45
1997                                                                             11.53
1998                                                                              4.33
1999                                                                             -0.34
2000                                                                              4.18
2001                                                                              4.36
2002                                                                             -1.66
2003                                                                             20.12
2004                                                                              7.09

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          7.12%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (2.82)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

-------------------------------------------------------------------------
                                                             10 YEARS OR
                                      1 YEAR      5 YEARS    INCEPTION(2)
-------------------------------------------------------------------------
  Class A(3)
-------------------------------------------------------------------------
    Return before taxes                2.00%       5.55%        7.01%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                   0.00%       2.88%        4.07%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of fund
    shares(4)                          1.24%       3.04%        4.15%
-------------------------------------------------------------------------
  Class B(3)                           1.48%       5.75%        5.81%
-------------------------------------------------------------------------
  Class C(3)                           5.37%        N/A        13.32%
-------------------------------------------------------------------------
  MLHYCPI (reflects no deduction
  for fees, expenses, or taxes)       10.76%       7.31%        8.46%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the inception of the class.
(3) Inception dates: Class A (6/14/1985); Class B (10/1/1995); and Class C (11/11/2002).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                                 A         B         C
-----------------------------------------------------------------------------
 Maximum sales charge (load) on purchases      4.75%      None     None
 (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%     2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                                 A         B         C
-----------------------------------------------------------------------------
 Management fees                               0.60%     0.60%     0.60%
 Distribution and service (12b-1) fees         0.35%     1.00%     1.00%
 Other expenses                                0.32%     0.20%     0.31%
-----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.27%     1.80%     1.91%
 EXPENSE REDUCTION(e)                         (0.00)%   (0.00)%    (0.00)%
                                                ----------------------
 NET OPERATING EXPENSES                        1.27%     1.80%     1.91%
-----------------------------------------------------------------------------

TA IDEX TRANSAMERICA HIGH-YIELD BOND
--------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.25%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $598       $859      $1,139      $1,936
    B(+)       $683       $866      $1,075      $1,977
    C          $294       $600      $1,032      $2,233
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $598       $859      $1,139      $1,936
    B(+)       $183       $566      $  975      $1,977
    C          $194       $600      $1,032      $2,233
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

    First $400 million...........................     0.60%
    Over $400 million up to $750 million.........    0.575%
    Over $750 million............................     0.55%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.60% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   AEGON USA Investment Management, LLC
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of assets up to $400 million; 0.25% over $400 million up to $750 million; and 0.20% in excess of $750 million.

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUIM since 1975 and has been Senior Vice President since September 11, 1995.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUIM in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America. Mr. Beman has been Senior Vice President of AUIM since March 1, 2002. Prior to that date, he was Vice President since October 1, 1997.

AUIM has provided investment advisory services to various clients since 1989.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA HIGH-YIELD BOND
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            Year or Period Ended
                                            October 31,               October 31,(a)
                                            ----------------------------------------------------
                                               2004         2003      2002      2001      2000
                                            -----------   --------   -------   -------   -------
Net Asset Value, Beginning of Period            $9.08        $7.93     $9.26     $9.24     $9.67
Investment Operations:
 Net Investment Income (Loss)                    0.52         0.57      0.57      0.72      0.69
 Net Realized and Unrealized Gain (Loss)         0.29         1.16     (1.31)     0.01     (0.37)
 Total Operations                                0.81         1.73     (0.74)     0.73      0.32
                                            ====================================================
Distributions:
 From Net Investment Income                     (0.52)       (0.58)    (0.59)    (0.71)    (0.69)
 From Net Realized Gains                            -            -         -         -     (0.06)
   Total Distributions                          (0.52)       (0.58)    (0.59)    (0.71)    (0.75)
Net Asset Value, End of Period                  $9.37        $9.08     $7.93     $9.26     $9.24
                                            ====================================================

Total Return(c)                                  9.23%       22.74%    (8.48)%    8.12%     3.37%
Net Assets, End of Period (000's)            $309,223     $193,708   $60,332   $50,755   $49,259
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.08%        1.22%     1.35%     1.41%     1.36%
   Total(f)                                      1.08%        1.22%     1.35%     1.41%     1.36%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 5.67%        6.57%     6.61%     7.35%     7.34%
 Portfolio Turnover Rate(g)                        49%          46%       64%       16%       11%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period            $9.08       $7.93     $9.26     $9.24     $9.67
Investment Operations:
 Net Investment Income (Loss)                    0.46        0.51      0.52      0.57      0.63
 Net Realized and Unrealized Gain (Loss)         0.29        1.17     (1.32)     0.10     (0.37)
 Total Operations                                0.75        1.68     (0.80)     0.67      0.26
                                            ===================================================
Distributions:
 From Net Investment Income                     (0.46)      (0.53)    (0.53)    (0.65)    (0.63)
 From Net Realized Gains                            -           -         -         -     (0.06)
   Total Distributions                          (0.46)      (0.53)    (0.53)    (0.65)    (0.69)
Net Asset Value, End of Period                  $9.37       $9.08     $7.93     $9.26     $9.24
                                            ===================================================
Total Return(c)                                  8.52%      21.94%    (9.03)%    7.45%     2.74%
Net Assets, End of Period (000's)             $49,422     $51,511   $31,336   $35,471   $13,808
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.72%       1.87%     2.00%     2.06%     2.01%
   Total(f)                                      1.72%       1.87%     2.00%     2.06%     2.01%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 5.05%       5.92%     5.96%     6.70%     6.69%
 Portfolio Turnover Rate(g)                        49%         46%       64%       16%       11%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period            $9.08           $8.08
Investment Operations:
 Net Investment Income (Loss)                    0.46            0.51
 Net Realized and Unrealized Gain (Loss)         0.28            1.02
 Total Operations                                0.74            1.53
                                            ==============================
Distributions:
 From Net Investment Income                     (0.46)          (0.53)
 From Net Realized Gains                            -               -
   Total Distributions                          (0.46)          (0.53)
Net Asset Value, End of Period                  $9.36           $9.08
                                            ==============================
Total Return(c)                                  8.41%          19.52%
Net Assets, End of Period (000's)             $25,379          $8,403
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.78%           1.87%
   Total(f)                                      1.78%           1.87%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 4.95%           5.92%
 Portfolio Turnover Rate(g)                        49%             46%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

- convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC Index), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2003                                                                             24.45
2004                                                                             13.63

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         11.89%
------------------------------------------------------------
  Worst Quarter:                9/30/2004         (1.40)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                              1 YEAR        FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                        8.23%         9.71%
---------------------------------------------------------------------
    Return after taxes on distributions(3)     4.86%         7.76%
---------------------------------------------------------------------
    Return after taxes on distributions
    and sales of fund shares(3)                5.40%         7.15%
---------------------------------------------------------------------
  Class B                                      7.93%        10.05%
---------------------------------------------------------------------
  Class C                                     11.55%        17.86%
---------------------------------------------------------------------
  MLAUSC Index (reflects no deduction for
  fees, expenses, or taxes)                    9.61%        10.63%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       4.75%       None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)    5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%       2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Management fees                              0.75%       0.75%       0.75%
 Distribution and service (12b-1) fees        0.35%       1.00%       1.00%
 Other expenses                               0.39%       0.33%       0.60%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.49%       2.08%       2.35%
 EXPENSE REDUCTION(e)                        (0.00)%     (0.00)%     (0.00)%
                                                --------------------------
 NET OPERATING EXPENSES                       1.49%       2.08%       2.35%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.35%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $619       $924      $1,250      $2,170
    B(+)       $711       $952      $1,219      $2,260
    C          $338       $733      $1,255      $2,686
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $619       $924      $1,250      $2,170
    B(+)       $211       $652      $1,119      $2,260
    C          $238       $733      $1,255      $2,686
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

First $250 million................................   0.75%
Over $250 million.................................   0.70%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.75% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor, he worked as a Securities analyst for The Franklin Templeton Group. He joined TIM's predecessor in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                        CLASS A                            CLASS B
                                            ------------------------------------------------------------------
                                                  Year or Period Ended              Year or Period Ended
                                            October 31,    October 31,(a,b)    October 31,   October 31,(a,b)
                                            ------------------------------------------------------------------
                                               2004         2003      2002        2004        2003      2002
                                            -----------   --------   -------   -----------   -------   -------
Net Asset Value, Beginning of Period           $11.32        $9.39    $10.00      $11.31      $9.38    $10.00
Investment Operations:
 Net Investment Income (Loss)                    0.21         0.24      0.14        0.14       0.17      0.11
 Net Realized and Unrealized Gain (Loss)         0.56         1.92     (0.67)       0.57       1.93     (0.68)
   Total Operations                              0.77         2.16     (0.53)       0.71       2.10     (0.57)
                                            ------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.22)        (0.23)    (0.08)      (0.15)     (0.17)    (0.05)
 From Net Realized Gains                       (0.87)            -         -       (0.87)         -         -
   Total Distributions                         (1.09)        (0.23)    (0.08)      (1.02)     (0.17)    (0.05)
Net Asset Value, End of Period                 $11.00       $11.32      9.39      $11.00     $11.31      9.38
                                            ==================================================================

Total Return(c)                                  7.06%       23.49%    (5.42)%      6.52%     22.58%    (5.68)%
Net Assets, End Of Period (000's)            $188,049     $175,175   $10,205      $6,379     $6,508    $1,138
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.20%        1.33%     1.73%       1.79%      1.98%     2.38%
   Total(f)                                      1.20%        1.33%     3.85%       1.79%      1.98%     4.50%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 1.83%        2.27%     2.59%       1.24%      1.62%     1.94%
 Portfolio Turnover Rate(g)                       157%         119%      170%        157%       119%      170%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $11.31           $9.36
Investment Operations:
 Net Investment Income (Loss)                    0.11            0.17
 Net Realized and Unrealized Gain (Loss)         0.57            1.95
   Total Operations                              0.68            2.12
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.15)          (0.17)
 From Net Realized Gains                        (0.87)              -
   Total Distributions                          (1.02)          (0.17)
Net Asset Value, End of Period                 $10.97          $11.31
                                            ==============================
Total Return(c)                                  6.33%          22.84%
Net Assets, End Of Period (000's)              $5,204          $5,048
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.05%           1.98%
   Total(f)                                      2.05%           1.98%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 0.98%           1.62%
 Portfolio Turnover Rate(g)                       157%            119%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Convertible Securities commenced operations March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

- fixed-income debt securities and cash or cash equivalents

The fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its total assets in fixed-income debt securities and cash or cash equivalents. With respect to these investments:

    1. At least 50% of the value of the fund's total assets will be invested in
(a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Moody's) (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (S&P) (AAA, AA, A or BBB); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's, or A-1 or A-2 by S&P; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

    2. Up to 50% of the value of the fund's total assets may be invested in other straight debt securities which are not rated by Moody's or S&P or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

- SHORT-TERM TRADING
The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

    (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks:


- FIXED-INCOME SECURITIES
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal

- ACTIVE TRADING
The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- HIGH-YIELD DEBT SECURITY RISK
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- MARKET RISK
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit Index (LBGC Index), a widely recognized unmanaged index of market performance which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(BAR CHART)

1995                                                                             18.89
1996                                                                              5.44
1997                                                                             11.57
1998                                                                              7.89
1999                                                                              0.93
2000                                                                              5.87
2001                                                                              6.95
2002                                                                              9.37
2003                                                                              5.53
2004                                                                              5.23

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               6/30/1995           6.39%
------------------------------------------------------------
  Worst Quarter:              6/30/2004          (3.79)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)

--------------------------------------------------------------------------
                                                          10 YEARS OR
                                      1 YEAR    5 YEARS   INCEPTION(2)
--------------------------------------------------------------------------
  Class A(3)
--------------------------------------------------------------------------
    Return before taxes                 0.23%    5.55%       7.15%
--------------------------------------------------------------------------
    Return after taxes on
    distributions(4)                  (2.16)%    3.45%       4.77%
--------------------------------------------------------------------------
    Return after taxes on
    distributions and sales of
    fund shares(4)                      0.79%    3.51%       4.68%
--------------------------------------------------------------------------
  Class B(3)                          (0.28)%    5.72%       6.17%
--------------------------------------------------------------------------
  Class C(3)                            3.44%    N/A         4.98%
--------------------------------------------------------------------------
  LBGC Index (reflects no deduction
  for fees, expenses, or taxes)         4.19%    8.00%       7.80%
--------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Returns for Class B and C are from the inception of the class.
(3) Inception dates: Class A (6/29/1987); Class B (10/1/1995); and Class C (11/11/2002).
(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: TIM has been the fund's sub-adviser since March 1, 2004. Prior to that date, a different firm managed the fund and performance prior to that date is attributable to that manager; TIM employs different investment strategies than the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      4.75%      None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)   5.00%(b)   1.00%(c)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)
-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management Fees                             0.77%     0.77%      0.77%
 Distribution and Service (12b-1) Fees       0.35%     1.00%      1.00%
 Other Expenses                              0.30%     0.18%      0.38%
-------------------------------------------------------------------------
 Total Annual Fund Operating Expenses        1.42%     1.95%      2.15%
 Expense Reduction(e)                       (0.00)%   (0.00)%    (0.00)%
                                               ----------------------
 Net Operating Expenses                      1.42%     1.95%      2.15%
-------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%- 1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).
(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are estimates based upon the fund's expenses for the fiscal year ended October 31, 2004 restated to reflect most current expenses, contractual advisory fees, and/or expense limits.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.50%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $613       $903      $1,214      $2,096
    B(+)       $698       $912      $1,152      $2,138
    C          $318       $673      $1,154      $2,483
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $613       $903      $1,214      $2,096
    B(+)       $198       $612      $1,052      $2,138
    C          $218       $673      $1,154      $2,483
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

            AVERAGE DAILY NET ASSETS
            ------------------------
First $100 million..............................     0.80%
Over $100 million up to $250 million............    0.775%
Over $250 million...............................    0.675%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.81% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $250 million of average daily net assets; 0.25% of the fund's average daily net assets over $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez is the Lead Manager of the TA IDEX Transamerica Flexible Income Fund. He also manages institutional accounts in the Fixed Income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez is a CFA Level III candidate.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                                                  CLASS A
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $10.21       $9.94     $9.99     $9.26     $9.46
Investment Operations:
 Net Investment Income (Loss)                    0.41        0.36      0.40      0.47      0.57
 Net Realized and Unrealized Gain (Loss)         0.11        0.27      0.02      0.71     (0.19)
 Total Operations                                0.52        0.63      0.42      1.18      0.38
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                     (0.42)      (0.36)    (0.41)    (0.45)    (0.58)
 From Net Realized Gains                        (0.63)          -     (0.06)        -         -
   Total Distributions                          (1.05)      (0.36)    (0.47)    (0.45)    (0.58)
Net Asset Value, End of Period                  $9.68      $10.21     $9.94     $9.99     $9.26
                                            ===================================================

Total Return(c)                                  5.72%       6.39%     4.45%    13.14%     4.10%
 Net Assets, End of Period (000's)            $80,201     $87,898   $61,815   $29,600   $16,530
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        1.43%       1.49%     1.62%     1.68%     1.84%
   Total(f)                                      1.43%       1.50%     1.65%     1.70%     1.87%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 4.25%       3.56%     4.23%     4.84%     6.17%
 Portfolio Turnover Rate(g)                       169%        164%      245%      315%      166%

                                                                  CLASS B
                                            ---------------------------------------------------
                                                           Year or Period Ended
                                            October 31,              October 31,(a)
                                            ---------------------------------------------------
                                               2004        2003      2002      2001      2000
                                            -----------   -------   -------   -------   -------
Net Asset Value, Beginning of Period           $10.20       $9.94     $9.99     $9.26     $9.46
Investment Operations:
 Net Investment Income (Loss)                    0.35        0.30      0.34      0.37      0.51
 Net Realized and Unrealized Gain (Loss)         0.12        0.25      0.02      0.74     (0.19)
 Total Operations                                0.47        0.55      0.36      1.11      0.32
                                            ---------------------------------------------------
Distributions:
 From Net Investment Income                     (0.36)      (0.29)    (0.35)    (0.38)    (0.52)
 From Net Realized Gains                        (0.63)          -     (0.06)        -         -
   Total Distributions                          (0.99)      (0.29)    (0.41)    (0.38)    (0.52)
Net Asset Value, End of Period                  $9.68      $10.20     $9.94     $9.99     $9.26
                                            ===================================================
Total Return(c)                                  5.13%       5.59%     3.83%    12.28%     3.46%
 Net Assets, End of Period (000's)            $45,338     $69,502   $67,220   $40,435   $14,008
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.03%       2.14%     2.27%     2.33%     2.49%
   Total(f)                                      2.03%       2.15%     2.30%     2.35%     2.51%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 3.61%       2.91%     3.58%     4.19%     5.52%
 Portfolio Turnover Rate(g)                       169%        164%      245%      315%      166%

                                                       CLASS C*
                                            ------------------------------
                                                 Year or Period Ended
                                            October 31,   October 31,(a,b)
                                            ------------------------------
                                               2004             2003
                                            -----------   ----------------
Net Asset Value, Beginning of Period           $10.20           $9.98
Investment Operations:
 Net Investment Income (Loss)                    0.36            0.29
 Net Realized and Unrealized Gain (Loss)         0.10            0.22
 Total Operations                                0.46            0.51
                                            ------------------------------
Distributions:
 From Net Investment Income                     (0.36)          (0.29)
 From Net Realized Gains                        (0.63)              -
   Total Distributions                          (0.99)          (0.29)
Net Asset Value, End of Period                  $9.67          $10.20
                                            ==============================
Total Return(c)                                  5.02%           5.16%
 Net Assets, End of Period (000's)            $19,675          $8,178
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                        2.10%           2.14%
   Total(f)                                      2.10%           2.15%
 Net Investment Income (Loss) to Average
   Net Assets(d)                                 3.74%           2.91%
 Portfolio Turnover Rate(g)                       169%            164%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.
(b) The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:


- investing in securities which present minimal credit risk; and
- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
This fund is subject to the following principal investment risks:

- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.


- DEFAULT RISK
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
To the extent the fund invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR GRAPH]

2003                                                                             0.34
2004                                                                             0.58

                                 7 DAY YIELD(1)
                           (as of September 30, 2005)

Class A   = 2.91%

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2004         0.29%
------------------------------------------------------------
  Worst Quarter:                9/30/2003         0.06%
------------------------------------------------------------

(1) Call Customer Service (1-888-233-4339) for the current 7 day yield.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(2)

----------------------------------------------------------------------
                                                          LIFE OF
                                            1 YEAR        FUND(3)
----------------------------------------------------------------------
  Return before taxes
----------------------------------------------------------------------
  Class A                                     0.58%         0.56%
----------------------------------------------------------------------
  Class B                                   (4.78)%       (0.84)%
----------------------------------------------------------------------
  Class C                                   (0.78)%         0.17%
----------------------------------------------------------------------

(2) Actual returns may depend on the investor's individual tax situation.
(3) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        None         None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or             None       5.00%(a)    1.00%(b)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       None         None       None
 redeemed)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(c)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Management fees                              0.40%        0.40%       0.40%
 Distribution and service (12b-1) fees        0.35%        1.00%       1.00%
 Other expenses                               0.55%        0.44%       0.54%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.30%        1.84%       1.94%
 EXPENSE REDUCTION(D)                        (0.47)%      (0.36)%     (0.46)%
                                               ---------------------------
 NET OPERATING EXPENSES                       0.83%        1.48%       1.48%
-----------------------------------------------------------------------------

(a) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1(st) year; 4%-2(nd) year; 3%-3(rd) year; 2%-4(th) year; and 1%-5(th)
    year).
(b) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.
(c) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, but no longer reflect voluntary 12b-1 fee waivers that occurred in fiscal year ended October 31, 2004 that are not expected to occur in the fiscal year ending October 31, 2005.
(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2006 to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 0.48%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $366      $  668      $1,527
    B(+)       $651       $844      $1,062      $1,988
    C          $251       $565      $1,004      $2,227
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $366      $  668      $1,527
    B(+)       $151       $544      $  962      $1,988
    C          $151       $565      $1,004      $2,227
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

All Average Daily Net Assets.....................    0.40%

For the fiscal year ended October 31, 2004, the fund paid an advisory fee of 0.03% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.15% of average daily net assets.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements is available in TA IDEX's semi-annual report for the period ended April 30, 2005.

TA IDEX TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2004 Annual Report, which is available to you upon request.

                                               CLASS A                            CLASS B
                                  -------------------------------------------------------------------
                                        Year or Period Ended               Year or Period Ended
                                  October 31,    October 31,(a,b)     October 31,   October 31,(a,b)
                                  -------------------------------------------------------------------
                                     2004         2003       2002        2004        2003      2002
                                  -----------   --------   --------   -----------   -------   -------
Net Asset Value, Beginning of
 Period                               $1.00        $1.00      $1.00       $1.00       $1.00     $1.00
Investment Operations:
 Net Investment Income (Loss)         0.004        0.004      0.008       0.001       0.001         -
 Net Realized and Unrealized
   Gain (loss)                            -            -          -           -           -         -
   Total Operations                   0.004        0.004      0.008       0.001       0.001         -
                                  -------------------------------------------------------------------
Distributions:
 From Net Investment Income          (0.004)      (0.004)    (0.008)     (0.001)     (0.001)        -
 From Net Realized Gains                  -            -          -           -           -         -
   Total Distributions               (0.004)      (0.004)    (0.008)     (0.001)     (0.001)        -
Net Asset Value, End of Period        $1.00        $1.00      $1.00       $1.00       $1.00     $1.00
                                  ===================================================================

Total Return(c)                        0.42%        0.39%      0.56%       0.14%       0.12%     0.28%
Net Assets, End of Period
 (000's)                           $185,311     $109,794   $131,949     $40,203     $54,324   $81,683
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              0.83%        0.83%      0.83%       1.10%       1.16%     1.48%
   Total(f)                            1.19%        1.22%      1.36%       1.81%(g)    1.87%(g)    2.01%
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.45%        0.42%      0.93%       0.13%       0.08%     0.28%

                                             CLASS C*
                                  ------------------------------
                                       Year or Period Ended
                                  October 31,   October 31,(a,b)
                                  ------------------------------
                                     2004             2003
                                  -----------   ----------------
Net Asset Value, Beginning of
 Period                               $1.00            $1.00
Investment Operations:
 Net Investment Income (Loss)         0.001            0.002
 Net Realized and Unrealized
   Gain (loss)                            -                -
   Total Operations                   0.001            0.002
                                  ------------------------------
Distributions:
 From Net Investment Income          (0.001)          (0.002)
 From Net Realized Gains                  -                -
   Total Distributions               (0.001)          (0.002)
Net Asset Value, End of Period        $1.00            $1.00
                                  ==============================
Total Return(c)                        0.14%            0.12%
Net Assets, End of Period
 (000's)                            $22,277           $3,542
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(d)
   Net(e)                              0.98%            1.04%
   Total(f)                            1.96%(g)         1.87%(g)
 Net Investment Income (Loss) to
   Average Net Assets(d)               0.43%            0.21%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.
(a) Per share information is calculated based on average number of shares outstanding.
(b) TA IDEX Transamerica Money Market commenced operations on March 1, 2002. The inception date for Class C shares was November 11, 2002.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.
(d) Annualized.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The Fund has restated its Financial Statements in order to properly present the Fund's gross distribution and service fees and offsetting waivers. The effect of this restatement was to increase the ratios of total expenses to average net assets by 0.38% and 0.32% for Class B, and 0.23% and 0.44% for Class C, for years ended October 31, 2004 and October 31, 2003, respectively. The Fund's ratios of net expenses to average net assets and net investment income ratio were not affected by this restatement.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.

Each sub-adviser has confirmed, as of the time this prospectus is printed, that there are no ongoing legal proceedings that are likely to have a material adverse effect on the funds or on the ability of the sub-adviser to perform under its sub-advisory agreement.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

AEGON/Transamerica Series Trust (ATST) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

OPENING AN ACCOUNT

Fill out the New Account Application which is included in this prospectus or available on our website. TA IDEX requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the funds' distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.transamericaidex.com.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

account is established, your account may be closed based on the next calculated Net Asset Value (NAV) per share.

MINIMUM INVESTMENT*

                                          MINIMUM      MINIMUM
                                          INITIAL     SUBSEQUENT
                                         INVESTMENT   INVESTMENT
                                         (PER FUND    (PER FUND
TYPE OF ACCOUNT                           ACCOUNT)    ACCOUNT)**
----------------------------------------------------------------
Regular Accounts                           $1,000        $50
IRA, Roth IRA or Coverdell ESA             $1,000        $50
Employer-sponsored Retirement Plans
  (includes 403(b), SEP and SIMPLE IRA
  plans)                                   $1,000        $50
Uniform Gift to Minors (UGMA) or
  Transfer to Minors (UTMA)                $1,000        $50
Automatic Investment Plans                 $    0        $50

 * TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

** Minimum per monthly fund account investment.

Note: The minimum may be waived for certain payroll deduction investments and if a participant of an employer-sponsored retirement plan limits his or her salary deferral contribution to one fund account.

BY MAIL

- Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.

THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, TA IDEX and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

BY CHECK

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

- For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

- All checks must be made payable to Transamerica Fund Services, Inc.

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by TA IDEX.

- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service (1-888-233-4339) for information on how to establish an AIP or visit our website at www.transamericaidex.com to obtain an AIP request form.

BY TELEPHONE

- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

- Once a purchase has been telephoned, it is irrevocable and may not be modified or canceled.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

THROUGH AN AUTHORIZED DEALER

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

BY WIRE TRANSFER

- You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.

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- Shares will be purchased at the next determined net asset value (NAV) after receipt of your wire if you have supplied all other needed information.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per fund account that has been returned.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") redemptions will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 per fund account. Payment should usually be received by your bank account 3-5 banking days after your request. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

DIRECT DEPOSIT - WIRE

- You may request an "Expedited Wire Redemption" in writing, or by phone. The electronic bank link must be established in advance. Otherwise, a signature guarantee will be required. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000). Payment should be received by your bank account the next banking day after your request. TA IDEX charges $10 for this service. Your bank may charge a fee as well. TA IDEX may waive this fee for group plans. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as a signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. The electronic bank link option must be established in advance before ACH redemptions will be accepted. Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link. Maximum amount per day is the lesser of your available balance or $50,000 per fund account. Note: certain redemptions must be in writing.

- Once a redemption has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.transamericaidex.com to obtain a SWP form.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233-4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan (SWP) or telephone transactions.

- The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee by all shareholders.

- A written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

- Purchases will be held at TA IDEX for 15 calendar days for funds to clear before they are eligible for redemption. Certain exceptions may apply.

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

- Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a

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  $30 overnight fee will be assessed; the ability to request 2-day express delivery of withdrawal checks is no longer available. In addition, the P.O. box overnight delivery option is no longer available.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

- The minimum exchange to a new fund account is $1,000. If you want to exchange between existing fund accounts, the required minimum will be $50.

- Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

- If exchanging all shares, any active systematic plan will carry over unless otherwise instructed.

- Once an exchange has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

- Class T shares may be exchanged for only Class A shares of any TA IDEX fund offered in this prospectus, other than TA IDEX Janus Growth. Class A shares of all TA IDEX funds offered in this prospectus are subject to distribution and service (12b-1) fees.

- You may not exchange other classes of shares of the TA IDEX funds for Class T shares.

- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a tax-deferred savings plan such as a retirement plan (other than a 401(k) retirement plan) or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a qualified retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a fund.

WAIVER/EXCEPTIONS/CHANGES

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in 401(k) retirement plans.

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

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FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Reallocations in underlying TA IDEX funds by a TA IDEX Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.

CHECKWRITING SERVICE (FOR CLASS A SHARES OF TA IDEX TRANSAMERICA MONEY MARKET
ONLY)

If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your TA IDEX Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents and your check has cleared the 15 day holding period. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook be delivered overnight, you will incur a $20 service fee or a $30 service fee for Saturday delivery. The payment of funds is authorized by the signature(s) appearing on the TA IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the TA IDEX designated bank for its checkwriting service. TA IDEX has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the TA IDEX application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to TA IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or TA IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class B or Class C shares of TA IDEX Transamerica Money Market.

CUSTOMER SERVICE

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.transamericaidex.com. You may also send instructions by mail, by fax, or by using the in-touch line.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment.

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If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts. However, TA IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

- accounts opened within the preceding 24 months

- accounts with an active monthly Automatic Investment Plan ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

- UTMA/UGMA accounts

- State Street Custodial Accounts

- Coverdell ESA accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

-------------------------------------------------------------
ACCOUNT BALANCE               FEE ASSESSMENT
(PER FUND ACCOUNT)            (PER FUND ACCOUNT)
-------------------------------------------------------------
 If your balance is below     $25 fee assessed every
 $1,000 per fund account      year, until balance reaches
                              $1,000
-------------------------------------------------------------

TELEPHONE TRANSACTIONS

TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which only holds shares converted from a B-share account, and such B-share account, shall be considered one fund account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption transaction totaling more than $100,000.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

- You are adding or removing a shareholder from an account.

- You are changing ownership of an account.

The funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

- It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the signature guarantee.

- The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER SPONSORED ACCOUNTS

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder

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and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

STATEMENTS AND REPORTS

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

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CHOOSING A SHARE CLASS

TA IDEX offers three share classes in this prospectus, each with its own sales charge and expense structure. (TA IDEX Janus Growth offers an additional class, Class T, but Class T shares are not available to new investors.)

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES - FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A TA IDEX Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a qualified retirement plan. Other substantial investments may enable you to purchase Class A shares at a reduced sales charge. See the section entitled "Waivers and/or Reductions of Charges" in this prospectus.

CLASS B SHARES - BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

                                          AS A % OF DOLLAR
                                          AMOUNT (SUBJECT
YEAR AFTER PURCHASING                        TO CHANGE)
-----------------------------------------------------------
  First                                          5%
  Second                                         4%
  Third                                          3%
  Fourth                                         2%
  Fifth                                          1%
  Sixth and Later                                0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years).

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, effective March 1, 2004, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with TA IDEX or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES - LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a deferred sales charge. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a contingent deferred sales charge and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.

Effective June 27, 2005, the maximum purchase order in Class C shares is $999,999.99.

CLASS T SHARES - FRONT LOAD (TA IDEX JANUS GROWTH ONLY)

(Closed to new investors)

When you buy Class T shares of TA IDEX Janus Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current

                                        89
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SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.
WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A AND CLASS T SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, and the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $500,000, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

- By investing as part of a qualified group. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has agreed to include fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases. To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(ALL FUNDS EXCEPT TA IDEX BOND FUNDS(1) AND
TA IDEX TRANSAMERICA MONEY MARKET(2))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        5.50%       5.82%
  $50,000 to under $100,000            4.75%       4.99%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.75%       2.83%
  $500,000 to under $1,000,000         2.00%       2.04%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(TA IDEX BOND FUNDS(1))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        4.75%       4.99%
  $50,000 to under $100,000            4.00%       4.17%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.25%       2.30%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS T SHARE QUANTITY DISCOUNTS
(TA IDEX JANUS GROWTH)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $10,000                        8.50%       9.29%
  $10,000 to under $25,000             7.75%       8.40%
  $25,000 to under $50,000             6.25%       6.67%
  $50,000 to under $75,000             5.75%       6.10%
  $75,000 to under $100,000            5.00%       5.26%
  $100,000 to under $250,000           4.25%       4.44%
  $250,000 to under $500,000           3.00%       3.09%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

(1) TA IDEX bond funds includes TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Convertible Securities, and TA IDEX Transamerica High-Yield Bond.

(2) There is no sales charge on Class A Shares of TA IDEX Transamerica Money Market.

* The funds' distributor, AFSG Securities Corporation ("AFSG"), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or
                                        90
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    Class T shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A AND T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:

- Current or former TA IDEX trustees, directors, officers, full-time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, TFAI, any of the sub-advisers, any of their affiliates or family members thereof.

- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

- "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.

- For qualified retirement plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million. These accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified retirement plan.

- TA IDEX Asset Allocation portfolio investments in underlying TA IDEX funds.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS C, AND CLASS T CONTINGENT DEFERRED SALES
CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.transamericaidex.com.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for classes of shares in certain funds of TA IDEX. (See the asset allocation funds for special 12b-1 fees for those funds.)

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.

CLASS T SHARES (TA IDEX JANUS GROWTH ONLY). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

THE EFFECT OF RULE 12b-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. (TCI) (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing"
                                        91
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arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Cambridge Investment Research, Associated Securities, Inc., Securities America, Centaurus Financial and Vera Vest, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $2,500 to $17,500 to Centaurus Financial, Harbour Investments, Questar Capital Corporation, Raymond James Financial Services and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of the date of this prospectus, TCI has such revenue sharing arrangements with approximately 40 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.

For the calendar year ended December 31, 2004, TCI paid approximately $3 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. For the same period, TCI received revenue sharing payments ranging from $1,000 to $30,000 for a total of $316,000 from the following financial services firms to participate in its events: T. Rowe Price; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Transamerica Life Insurance Company; Prudential; Janus Capital Management; and ING Clarion CRA.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)

Also, TFAI pays, out of its own assets, financial intermediaries a "trail" fee for servicing and maintenance of accounts of Class T shareholders in TA IDEX Janus Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and

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SECTION B -- SHAREHOLDER INFORMATION
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TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

Each fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of TA IDEX Transamerica Money Market, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

If you receive an exempt-interest dividend on shares that you held for six months or less, any loss on the sale, redemption, or exchange of the shares will be disallowed to the extent of such exempt-interest dividend amount.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, a valid W-8BEN form and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

The asset allocation funds, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset
Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Growth Portfolio, as well as AEGON/Transamerica Series Trust ("ATST") Asset
Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio and ATST Asset
Allocation - Moderate Portfolio, may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying TA IDEX fund.

INVESTMENT POLICY CHANGES

TA IDEX Transamerica Equity, TA IDEX Great Companies - Technology(SM), TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica High-Yield Bond, and TA IDEX Transamerica Convertible Securities, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds (except, TA IDEX Salomon All Cap, TA IDEX Great
Companies - America(SM), and TA IDEX Great Companies - Technology(SM)) qualify as diversified funds under the 1940 Act.

TA IDEX Salomon All Cap, TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM), each reserves the right to become a diversified investment company (as defined by the 1940 Act).

CONCENTRATION

Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

                                   APPENDIX A-1

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity

                                   APPENDIX A-2

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

(such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

                                   APPENDIX A-3

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTING IN STOCK INDEX FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- inaccurate market predictions;

- imperfect correlation;

- illiquidity;

- tax consequences;

- potential unlimited loss; and

- volatile net asset value due to substantial fluctuations in the value of these futures.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED INCOME INSTRUMENTS

Some funds invest in "Fixed Income Instruments," which as used in the relative fund's prospectus include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed Income Instruments.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

GENERAL OBLIGATION BONDS

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

PRIVATE ACTIVITY BONDS

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

                                   APPENDIX A-4

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTING IN SPECIAL SITUATIONS

Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process;

- a management change;

- a technological breakthrough;

- an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX-EFFICIENT MANAGEMENT

Certain managers strive to manage each fund in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, managers generally seek to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the managers looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

ASSET ALLOCATION FUNDS

The performance of the asset allocation funds is dependent largely upon the performance of the underlying funds in which they invest. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, the fund is subject, indirectly, to all of the risks associated with its underlying funds.

In addition, each asset allocation fund bears its pro rata share of the underlying funds' expenses, and is subject to the effects of business and regulatory developments that affect the underlying funds, and the investment company industry generally.

VARIOUS INVESTMENT TECHNIQUES

Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a fund manager's failure to achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

- high volatility;

- no track record for consideration;

- securities are less liquid; and

- earnings are less predictable.

                                   APPENDIX A-5

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds' shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

                                   APPENDIX A-6

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B,        Predominantly speculative with respect to the issuer's
                                      CCC,CC,C     capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked shortcomings.
                                      C            Lowest rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

                            NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you on applications or other forms, such as your name, address and account number;

- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

- Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

 Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.


                         Transamerica IDEX Mutual Funds
                            www.transamericaidex.com
        Customer Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD

                 Shareholder inquiries and transaction requests
                              should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945


ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2005, as supplemented November 15, 2005 and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

                         TRANSAMERICA IDEX MUTUAL FUNDS

                TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                   TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                  TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
                      TA IDEX GREAT COMPANIES - AMERICA(SM)
                    TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)
                              TA IDEX JANUS GROWTH
                             TA IDEX SALOMON ALL CAP
                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                          TA IDEX TRANSAMERICA BALANCED
                      TA IDEX TRANSAMERICA HIGH-YIELD BOND
                   TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                           TA IDEX TRANSAMERICA EQUITY
                      TA IDEX TRANSAMERICA FLEXIBLE INCOME
                    TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                        TA IDEX TRANSAMERICA MONEY MARKET
                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                       TA IDEX TRANSAMERICA VALUE BALANCED

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005
                        AS SUPPLEMENTED NOVEMBER 15, 2005

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), and TA IDEX Salomon All Cap, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated March 1, 2005, as supplemented November 15, 2005, as it may further be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES....................................................     1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES..........................     1
OTHER POLICIES AND PRACTICES OF THE FUNDS ...............................     4
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .......................     4
   Options on Securities and Indices ....................................     4
   Options on Foreign Currencies ........................................     6
   Futures Contracts and Options thereon.................................     6
   Forward Contracts ....................................................     7
   Swaps and Swap-Related Products ......................................     8
   Credit Default Swaps .................................................     9
   Euro Instruments .....................................................     9
   Special Investment Considerations and Risks ..........................     9
   Additional Risks of Options on Foreign Currencies, Forward Contracts
      and Foreign Instruments ...........................................    10
FOREIGN INVESTMENTS .....................................................    10
OTHER INVESTMENT COMPANIES ..............................................    11
EXCHANGE-TRADED FUNDS ("ETF")............................................    12
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES .........    12
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES .....................    12
MORTGAGE-RELATED SECURITIES .............................................    13
INCOME PRODUCING SECURITIES .............................................    14
LENDING OF FUND SECURITIES ..............................................    15
JOINT TRADING ACCOUNTS ..................................................    15
ILLIQUID AND RESTRICTED/144A SECURITIES .................................    15
MUNICIPAL OBLIGATIONS ...................................................    16
   Municipal Bonds ......................................................    16
   Municipal Notes ......................................................    16
   Municipal Commercial Paper ...........................................    16
   Variable Rate Obligations ............................................    16
   Municipal Lease Obligations ..........................................    16
LOANS ...................................................................    16
EQUITY EQUIVALENTS ......................................................    17
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ............................    17
PASS-THROUGH SECURITIES .................................................    18
HIGH-YIELD/HIGH-RISK BONDS ..............................................    18
   Valuation Risks ......................................................    18
   Liquidity Risks ......................................................    18
WARRANTS AND RIGHTS .....................................................    18
U.S. GOVERNMENT SECURITIES ..............................................    18
TEMPORARY DEFENSIVE POSITION ............................................    19
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ..........................    19
PORTFOLIO TURNOVER RATE .................................................    20
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................    20
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    21
DISTRIBUTOR .............................................................    28
ADMINISTRATIVE SERVICES .................................................    29
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ..........................    30
FUND TRANSACTIONS AND BROKERAGE .........................................    31
TRUSTEES AND OFFICERS ...................................................    35
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES..............    41
DEALER REALLOWANCES .....................................................    42
DISTRIBUTION PLANS ......................................................    43
DISTRIBUTION FEES .......................................................    44

NET ASSET VALUE DETERMINATION ...........................................    49
DIVIDENDS AND OTHER DISTRIBUTIONS .......................................    52
SHAREHOLDER ACCOUNTS ....................................................    52
PURCHASE OF SHARES ......................................................    52
RETIREMENT PLANS ........................................................    53
REDEMPTION OF SHARES ....................................................    53
TAXES                                                                        54
PRINCIPAL SHAREHOLDERS ..................................................    57
MISCELLANEOUS ...........................................................    61
   Organization .........................................................    61
   Shares of Beneficial Interest ........................................    61
   Independent Registered Certified Public Accounting Firm ..............    62
   Code of Ethics .......................................................    62
   Proxy Voting Policies and Procedures .................................    62
PERFORMANCE INFORMATION .................................................    62
FINANCIAL STATEMENTS ....................................................    64
Appendix A ..............................................................    A-1

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Each fund has adopted the following fundamental restrictions:

1.   DIVERSIFICATION

Each fund shall be a "diversified company" as that term is defined in the 1940 Act (except TA IDEX Great Companies - America(SM), TA IDEX Great Companies - Technology(SM), and TA IDEX Salomon All Cap), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. TA IDEX Great Companies -- America(SM), TA IDEX Great Companies - Technology(SM), and TA IDEX Salomon All Cap shall be a "non-diversified company" as that term is defined in the 1940 Act.

2.   BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.   SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.   UNDERWRITING SECURITIES

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, the fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.   REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6.   MAKING LOANS

Each fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.   CONCENTRATION OF INVESTMENTS

Each fund may not "concentrate" its investments in a particular industry or group of industries except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

8.   COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, certain funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval.

(A) EXERCISING CONTROL OR MANAGEMENT

A fund may not invest in companies for the purposes of exercising control or management.

(B) PURCHASING SECURITIES ON MARGIN

TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

(C) ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, except that TA IDEX Transamerica High-Yield and TA IDEX Transamerica Money Market may not invest in more than 10% of its net assets in illiquid securities.

(D) SHORT SALES

TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E) OIL, GAS OR MINERAL DEPOSITS

TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Janus Growth, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Flexible Income, and TA IDEX Transamerica Value Balanced may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) MORTGAGE OR PLEDGE SECURITIES

TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Value Balanced may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

TA IDEX Transamerica High-Yield Bond and TA IDEX Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) INVESTMENT IN OTHER INVESTMENT COMPANIES

TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Growth Opportunities may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

(H) FUTURES CONTRACTS

TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

TA IDEX Transamerica High-Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

(I)  "JOINT AND SEVERAL" BASIS

TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) may not participate on a "joint" or "joint and several" basis in any trading accounts in securities.

(J) FOREIGN ISSUERS

TA IDEX Transamerica High-Yield Bond may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(K) PUT, CALL, STRADDLE OR SPREAD OPTIONS

TA IDEX Transamerica High-Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(L) REAL ESTATE LIMITED PARTNERSHIP

TA IDEX Transamerica High-Yield Bond may not invest in real estate limited partnerships.

(M) BANK TIME DEPOSITS

TA IDEX Transamerica High-Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

(N) OFFICERS OWNERSHIP

TA IDEX Transamerica High-Yield Bond may not purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                   OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Transamerica High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise.

In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.


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

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.


A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica High-Yield Bond may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.


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By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. TA IDEX Transamerica Flexible Income may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

TA IDEX Transamerica Flexible Income focuses its investments in income-producing securities.

TA IDEX Transamerica Flexible Income will purchase defaulted securities only when the sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth and other clients of Janus Capital Management, LLC and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for TA IDEX Transamerica Convertible Securities, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, are direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government

(such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan
Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of "Loans" in this SAI.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds (except the Asset Allocation funds) publish all portfolio holdings on a quarterly basis on their website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information generally remains online for 6 months or as otherwise consistent with applicable regulations. The Asset Allocation funds post all their portfolio holdings on the website within two weeks after the end of each month. The information will generally remain online for up to 4 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into an Investment Management Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI hires investment sub-advisers to furnish investment advice and recommendations to the fund.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC, and Transamerica Investment Management, LLC, are affiliates of TFAI and Transamerica IDEX.


INVESTMENT ADVISER COMPENSATION

TFAI receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

FUND                                                     PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                                     --------------------------------------
TA IDEX Asset Allocation - Conservative Portfolio      0.10%
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio

TA IDEX Great Companies-- America(SM)                  0.775% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1 billion
                                                       0.65% in excess of $1 billion

TA IDEX Great Companies -- Technology(SM)              0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Janus Growth                                   0.80% of the first $250 million
                                                       0.77% over $250 million up to $750 million
                                                       0.75% over $750 million up to $1.5 billion
                                                       0.70% over $1.5 billion up to $3 billion
                                                       0.675% in excess of $3 billion

TA IDEX Salomon All Cap                                0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Templeton Great Companies Global               0.80% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Balanced                          0.80% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% over $500 million up to $1.5 billion
                                                       0.625% in excess of $1.5 billion

TA IDEX Transamerica High-Yield Bond                   0.60% of the first $400 million
                                                       0.575% over $400 million up to $750 million
                                                       0.55% in excess of $750 million

TA IDEX Transamerica Convertible Securities            0.75% of the first $250 million
                                                       0.70% in excess of $250 million

TA IDEX Transamerica Equity                            0.75% of the first $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Flexible Income                   0.80% of the first $100 million
                                                       0.775% over $100 million up to $250 million
                                                       0.675% in excess of $250 million

TA IDEX Transamerica Growth Opportunities              0.80% of the first $250 million
                                                       0.75% over $250 million up to $500 million
                                                       0.70% in excess of $500 million

TA IDEX Transamerica Money Market                      0.40%

TA IDEX Transamerica Small/Mid Cap Value               0.80% of the first $500 million
                                                       0.75% in excess of $500 million

TA IDEX Transamerica Value Balanced                    0.75% of the first $500 million
                                                       0.65% over $500 million up to $1 billion
                                                       0.60% in excess of $1 billion

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers; and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

The Advisory Agreement became effective as follows:

FUND                                                     EFFECTIVE DATE
----                                                     --------------
TA IDEX Asset Allocation - Conservative Portfolio      March 1, 2002
TA IDEX Asset Allocation - Growth Portfolio            March 1, 2002
TA IDEX Asset Allocation - Moderate Growth Portfolio   March 1, 2002
TA IDEX Asset Allocation - Moderate Portfolio          March 1, 2002
TA IDEX Great Companies -- America(SM)                 June 15, 2000
TA IDEX Great Companies -- Technology(SM)              June 15, 2000
TA IDEX Janus Growth                                   June 25, 1998
TA IDEX Salomon All Cap                                March 1, 1999
TA IDEX Templeton Great Companies Global               June 25, 1998
TA IDEX Transamerica Balanced                          June 25, 1998
TA IDEX Transamerica High-Yield Bond                   April 22, 1992
TA IDEX Transamerica Convertible Securities            March 1, 2002
TA IDEX Transamerica Equity                            March 1, 2000
TA IDEX Transamerica Flexible Income                   June 25, 1998
TA IDEX Transamerica Growth Opportunities              March 1, 2000
TA IDEX Transamerica Money Market                      March 1, 2002
TA IDEX Transamerica Small/Mid Cap Value               March 1, 2001
TA IDEX Transamerica Value Balanced                    December 14, 2001

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE LIMITATION

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse TFAI for operating expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement. The funds currently included in the agreement are listed as follows:

     TA IDEX Asset Allocation - Conservative Portfolio
     TA IDEX Asset Allocation - Growth Portfolio
     TA IDEX Asset Allocation - Moderate Growth Portfolio
     TA IDEX Asset Allocation - Moderate Portfolio
     TA IDEX Great Companies - America(SM)
     TA IDEX Great Companies - Technology(SM)
     TA IDEX Templeton Great Companies Global
     TA IDEX Transamerica Balanced
     TA IDEX Transamerica Convertible Securities
     TA IDEX Transamerica Flexible Income
     TA IDEX Transamerica Money Market
     TA IDEX Transamerica Small/Mid Cap Value

The applicable expense caps for each of the funds are listed in the following table.

                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX Asset Allocation - Conservative Portfolio       0.45%
TA IDEX Asset Allocation - Growth Portfolio             0.45%
TA IDEX Asset Allocation - Moderate Growth Portfolio    0.45%
TA IDEX Asset Allocation - Moderate Portfolio           0.45%
TA IDEX Great Companies -- America(SM)                  1.17%
TA IDEX Great Companies -- Technology(SM)               1.20%
TA IDEX Templeton Great Companies Global                1.20%
TA IDEX Transamerica Balanced                           1.45%
TA IDEX Transamerica Convertible Securities             1.35%
TA IDEX Transamerica Flexible Income                    1.50%
TA IDEX Transamerica Money Market                       0.48%
TA IDEX Transamerica Small/Mid Cap Value                1.40%

                                                           ADVISORY FEE AFTER REIMBURSEMENT        ADVISORY FEE REIMBURSEMENTS
                                                       ---------------------------------------   ------------------------------
                                                                      OCTOBER 31,                          OCTOBER 31,
                                                       ---------------------------------------   ------------------------------
                      FUND                                 2004          2003         2002         2004       2003       2002
                      ----                             -----------   -----------   ----------    --------   --------   --------
TA IDEX Asset Allocation - Conservative Portfolio      $   327,487   $   136,484   $   (80,444)  $     --   $     --   $ 92,597
TA IDEX Asset Allocation - Growth Portfolio            $   522,110   $   (55,645)  $  (108,038)  $     --   $160,784   $117,797
TA IDEX Asset Allocation - Moderate Growth Portfolio   $ 1,053,807   $   265,108   $   (87,348)  $     --   $     --   $112,433
TA IDEX Asset Allocation - Moderate Portfolio          $   835,347   $   280,316   $   (57,585)  $     --   $     --   $ 83,006
TA IDEX Great Companies -- America(SM)                 $ 1,107,766   $   959,239   $   921,249   $  9,000   $147,541   $146,134
TA IDEX Great Companies -- Technology(SM)              $   943,831   $   179,708   $   (46,300)  $  6,423   $138,268   $192,527
TA IDEX Janus Growth                                   $10,965,287   $10,670,954   $14,652,745   $    389   $     --   $     --
TA IDEX Salomon All Cap                                $ 5,002,344   $ 2,258,747   $ 2,600,599   $     --   $295,977   $376,327
TA IDEX Templeton Great Companies Global               $ 3,609,000   $    76,225   $    (6,196)  $     --   $126,966   $115,094
TA IDEX Transamerica Balanced                          $ 2,988,883   $ 3,688,769   $ 4,485,743   $     --   $     --   $     --
TA IDEX Transamerica High-Yield Bond                   $ 2,144,295   $ 1,081,893   $   617,539   $     --   $     --   $     --
TA IDEX Transamerica Convertible Securities            $ 1,475,024   $   607,328   $   (51,591)  $     --   $     --   $ 81,836
TA IDEX Transamerica Equity                            $   917,983   $   424,229   $   (30,731)  $149,198   $     --   $ 86,759
TA IDEX Transamerica Flexible Income                   $ 1,325,355   $ 1,641,352   $   959,127   $     --   $     --   $     --
TA IDEX Transamerica Growth Opportunities              $ 2,106,084   $   405,924   $      (774)  $173,444   $550,288   $127,718
TA IDEX Transamerica Money Market                      $    64,000   $    18,815   $  (136,773)  $693,000   $869,435   $542,922
TA IDEX Transamerica Small/Mid Cap Value               $ 2,688,009   $ 1,000,665   $   453,811   $     --   $     --   $ 77,762
TA IDEX Transamerica Value Balanced                    $   369,000   $    28,006   $   154,636   $ 49,000   $195,436   $128,406

----------

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica High-Yield Bond pursuant to a sub-advisory agreement with TFAI.

Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth pursuant to a sub-advisory agreement with TFAI.

Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, serves as sub-adviser to TA IDEX Salomon All Cap pursuant to a sub-advisory agreement with TFAI.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with TFAI.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

                        Fund                              Sub-Adviser                    Sub-Advisory Fee
                        ----                              -----------                    ----------------
TA IDEX Asset Allocation - Conservative Portfolio         Morningstar     0.10% of the fund's average daily net assets.

TA IDEX Asset Allocation - Growth Portfolio               Morningstar     0.10% of the fund's average daily net assets.

TA IDEX Asset Allocation - Moderate Growth Portfolio      Morningstar     0.10% of the fund's average daily net assets.

TA IDEX Asset Allocation - Moderate Portfolio             Morningstar     0.10% of the fund's average daily net assets.

TA IDEX Great Companies -- America(SM)                  Great Companies   0.35% of the first $500 million of average
                                                                          daily net assets; 0.30% of next $500 million
                                                                          of average daily net assets; and 0.25% of
                                                                          average daily net assets in excess of $1
                                                                          billion.

TA IDEX Great Companies -- Technology(SM)               Great Companies   0.40% of the first $250 million of average
                                                                          daily net assets; 0.35% of next $250 million
                                                                          of average daily net assets; and 0.30% of
                                                                          average daily net assets in excess of $500
                                                                          million.

TA IDEX Janus Growth*                                        Janus        0.40% of the first $250 million of average
                                                                          daily net assets; 0.35% of next $500 million
                                                                          of average daily net assets; 0.30% of next
                                                                          $750 million of average daily net assets;
                                                                          0.25% of next $1.5 billion of average daily
                                                                          net assets; and 0.225% of average daily net
                                                                          assets in excess of $3 billion, less 50% of
                                                                          any amount reimbursed pursuant to the fund's
                                                                          expense limitation agreement.

TA IDEX Salomon All Cap**                                    SaBAM        0.30% of the first $20 million of average
                                                                          daily net assets; 0.50% of the next $80
                                                                          million of average daily net assets; and 0.40%
                                                                          of average daily net assets over $100 million.

                        Fund                              Sub-Adviser                    Sub-Advisory Fee
                        ----                              -----------                    ----------------
TA IDEX Templeton Great Companies Global               Great Companies/   0.35% of the first $500 million of average
                                                           Templeton      daily net assets; 0.30% of average daily next
                                                                          assets in excess of $500 million of Templeton
                                                                          average daily net assets. Templeton receives a
                                                                          portion of the sub-advisory fee based on the
                                                                          amount of assets that it manages; it receives
                                                                          0.40% of the fee for the first $500 million of
                                                                          the fund's average daily net assets; 0.375% of
                                                                          the fee for assets over $500 million up to
                                                                          $1.5 billion; and 0.35% of the fee for assets
                                                                          over $1.5 billion (for the portion of assets
                                                                          that it manages). Great Companies receives the
                                                                          sub-advisory fee stated in this paragraph,
                                                                          less any amount paid to Templeton for its
                                                                          sub-advisory services.

TA IDEX Transamerica Balanced                                  TIM        0.35% of the first $250 million of average
                                                                          daily net assets; 0.325% of the next $250
                                                                          million up to $500 million of average daily
                                                                          net assets; 0.30% over $500 million up to $1.5
                                                                          billion; 0.25% of average daily net assets in
                                                                          excess of $1.5 billion, less 50% of any amount
                                                                          reimbursed pursuant to the fund's expense
                                                                          limitation.

TA IDEX Transamerica High-Yield Bond                         AUIM         0.30% of of average daily net assets up to
                                                                          $400 million; 0.25% in excess of $400 million
                                                                          up to $750 million; and 0.20% in excess of
                                                                          $750 million.

TA IDEX Transamerica Convertible Securities                   TIM         0.35% of average daily net assets, less 50% of
                                                                          any amount reimbursed pursuant to the fund's
                                                                          expense limitation.

TA IDEX Transamerica Equity                                   TIM         0.35% of the first $500 million of average
                                                                          daily net assets; 0.30% of the fund's average
                                                                          daily net assets in excess of $500 million,
                                                                          less 50% of any amount reimbursed pursuant to
                                                                          the fund's expense limitation.

TA IDEX Transamerica Flexible Income                          TIM         0.30% of the first $250 million of average
                                                                          daily net assets; 0.25% of the fund's average
                                                                          daily net assets in excess of $250 million,
                                                                          less 50% of any amount reimbursed pursuant to
                                                                          the fund's expense limitation.

TA IDEX Transamerica Growth Opportunities                     TIM         0.40% of average daily net assets up to $100
                                                                          million; and 0.35% of of average daily net
                                                                          assets in excess of $100 million, less 50% of
                                                                          any amount reimbursed pursuant to the fund's
                                                                          expense limitation.

TA IDEX Transamerica Money Market                             TIM         0.15% of average daily net assets.

TA IDEX Transamerica Small/Mid Cap Value                      TIM         0.375% of the first $500 million of average
                                                                          daily net assets and 0.325% of average daily
                                                                          net assets in excess of $500 million, less 50%
                                                                          of any amount reimbursed pursuant to the
                                                                          fund's expense limitation.

TA IDEX Transamerica Value Balanced                           TIM         0.35% of of average daily net assets up to
                                                                          $500 million; 0.325% of assets in excess of
                                                                          $500 million up to $1 billion; and 0.30% of
                                                                          assets in excess of $1 billion, less 50% of
                                                                          any amount reimbursed pursuant to the fund's
                                                                          expense limitation.

* Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the TA IDEX Janus Growth and ATST Janus Growth.

Combined Asset Levels Percentage Fee Waiver
Assets between $1.5 billion and $3.0 billion: 5% Fee Reduction
Assets between $3.0 billion and $5.0 billion 7.5% Fee Reduction
Assets above $5 billion 10.0% Fee Reduction

The calculation of the effective fee will be as follows:

Total Sub-Advisory Fee
----------------------- = Effective Fee
Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% +
Effective Fee x $3.0 billion x 7.5%
Effective Fee x Current Average Daily Balance - $5 billion x 10%
= Total Fee Discount to be applied to Original Sub-Advisory Fee

** Use combined assets for TA IDEX and ATST funds of the same name to calculate fees.

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                           OCTOBER 31
                                              ------------------------------------
FUND                                             2004         2003         2002
----                                          ----------   ----------   ----------
TA IDEX Great Companies -- America(SM)        $  561,548   $  553,390   $  539,172
TA IDEX Great Companies -- Technology(SM)     $  472,258   $  156,417   $   93,144
TA IDEX Janus Growth                          $5,503,113   $5,232,669   $5,686,891
TA IDEX Salomon All Cap                       $2,589,029   $1,304,258   $1,521,453
TA IDEX Templeton Great Companies Global      $1,911,464   $  104,166   $   59,521
TA IDEX Transamerica Balanced                 $1,489,763   $1,829,006   $2,313,582
TA IDEX Transamerica High-Yield Bond          $1,065,834   $  539,081   $  308,769
TA IDEX Transamerica Convertible Securities   $  684,516   $  283,457   $    2,236
TA IDEX Transamerica Equity                   $  620,718   $  211,792   $   21,284
TA IDEX Transamerica Flexible Income          $  567,577   $  828,099   $  493,667
TA IDEX Transamerica Growth Opportunities     $1,295,668   $  258,320   $    6,590
TA IDEX Transamerica Money Market             $  190,509   $  (76,127)  $    9,242
TA IDEX Transamerica Small/Mid Cap Value      $1,335,128   $  555,925   $  295,318
TA IDEX Transamerica Value Balanced           $  288,334   $    6,702   $   74,652

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Asset Allocation - Moderate Growth Portfolio while consulting with the TFAI Investment Committee. For the fiscal years ended October 31, 2004, 2003 and 2002, TFAI paid Morningstar Associates the following amounts: $1,416,197, $365,269 and $110,167, respectively. TFAI compensates Morningstar Associates, LLC 0.10% of the average daily net assets of each Asset Allocation portfolio.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                             UNDERWRITING COMMISSION

                                                                COMMISSIONS RECEIVED                 COMMISSIONS RETAINED
                                                                FOR THE PERIOD ENDED                 FOR THE PERIOD ENDED
                                                                     OCTOBER 31                           OCTOBER 31
                                                       -------------------------------------   --------------------------------
FUND                                                       2004         2003         2002         2004        2003       2002
----                                                   -----------   ----------   ----------   ----------   --------   --------
TA IDEX Asset Allocation - Conservative Portfolio      $ 9,208,131   $1,175,635   $  352,531   $  459,260   $155,402   $ 40,756
TA IDEX Asset Allocation - Moderate Growth Portfolio   $23,921,190   $3,078,179   $  860,366   $  868,465   $432,717   $ 91,996
TA IDEX Asset Allocation - Moderate Portfolio          $26,583,844   $2,729,843   $  672,565   $1,083,796   $360,920   $ 68,369
TA IDEX Asset Allocation - Growth Portfolio            $44,889,907   $1,263,680   $  307,311   $1,945,740   $165,440   $ 28,174
TA IDEX Great Companies -- America(SM)                 $   778,023   $  270,384   $  776,059   $   35,478   $ 34,970   $ 95,807
TA IDEX Great Companies -- Technology(SM)              $   137,159   $   39,665   $  113,938   $    6,027   $  5,278   $ 15,583
TA IDEX Janus Growth                                   $ 1,518,782   $1,125,486   $1,716,593   $  114,409   $125,912   $224,568
TA IDEX Salomon All Cap                                $ 1,431,014   $  259,938   $1,055,062   $   48,341   $ 25,176   $116,815
TA IDEX Templeton Great Companies Global               $   442,256   $   22,327   $   69,555   $   22,374   $  3,273   $ 10,029
TA IDEX Transamerica Balanced                          $   618,806   $  348,953   $  592,657   $   23,915   $ 37,187   $ 62,452
TA IDEX Transamerica High-Yield Bond                   $   626,505   $  286,578   $  215,148   $   15,769   $  8,824   $ 30,333
TA IDEX Transamerica Convertible Securities            $   191,582   $   34,730   $   36,161   $    4,817   $  5,126   $  5,956
TA IDEX Transamerica Equity                            $   386,988   $   27,797   $   33,436   $   13,428   $  4,103   $  4,608
TA IDEX Transamerica Flexible Income                   $   338,553   $  305,116   $  277,579   $   10,622   $ 30,950   $ 37,094
TA IDEX Transamerica Growth Opportunities              $   551,401   $   76,803   $   40,731   $   27,436   $  8,609   $  4,673

                                   COMMISSIONS RECEIVED            COMMISSIONS RETAINED
                                   FOR THE PERIOD ENDED            FOR THE PERIOD ENDED
                              ------------------------------   ----------------------------
                                        OCTOBER 31                      OCTOBER 31
                              -------------------------------------------------------------
FUND                            2004       2003       2002       2004      2003       2002
----                          --------   --------   --------   -------   --------   -------
TA IDEX Transamerica Money
   Market                     $484,309   $ 22,095   $ 34,104   $    --   $(2,505)  $(3,857)
TA IDEX Transamerica Small/
   Mid Cap Value              $717,768   $125,363   $451,219   $30,690   $10,542   $55,524
TA IDEX Transamerica Value
   Balanced                   $210,615   $ 55,214   $ 77,208   $10,752   $ 5,380   $ 7,788

For the Period Ended October 31, 2004:

                                   NET
                               UNDERWRITING    COMPENSATION
                              DISCOUNTS AND   ON REDEMPTIONS    BROKERAGE        OTHER
                               COMMISSIONS     & REPURCHASES   COMMISSIONS   COMPENSATION
                              -------------   --------------   -----------   ------------
TA IDEX Asset Allocation -
Conservative Portfolio          $  459,260       $480,756          $--       $  921,228
TA IDEX Asset Allocation -
Growth Portfolio                $  868,465       $485,925          $--       $1,787,063
TA IDEX Asset Allocation -
Moderate Growth Portfolio       $1,945,740       $959,406          $--       $3,272,689
TA IDEX Asset Allocation -
Moderate Portfolio              $1,083,796       $860,745          $--       $2,464,534
TA IDEX Great Companies -
America(SM)                     $   35,478       $193,525          $--       $  641,929
TA IDEX Great Companies -
Technology(SM)                  $    6,027       $ 23,744          $--       $  178,475
TA IDEX Janus Growth            $  114,409       $497,710          $--       $2,319,446
TA IDEX Salomon All Cap         $   48,341       $464,826          $--       $1,767,699
TA IDEX Templeton Great
Companies Global                $   22,374       $266,936          $--       $1,258,072
TA IDEX Transamerica
Balanced                        $   23,915       $565,755          $--       $1,509,044
TA IDEX Transamerica
High-Yield Bond                 $   15,769       $246,595          $--       $  849,599
TA IDEX Transamerica
Convertible Securities          $    4,817       $ 42,180          $--       $  281,056
TA IDEX Transamerica Equity     $   13,428       $ 46,092          $--       $  252,986
TA IDEX Transamerica
Flexible Income                 $   10,622       $262,291          $--       $  590,888
TA IDEX Transamerica Growth
Opportunities                   $   27,436       $159,407          $--       $  683,241
TA IDEX Transamerica Money
Market                          $       --       $372,940          $--       $  295,983
TA IDEX Transamerica
Small/Mid Cap Value             $   30,690       $104,475          $--       $  633,183
TA IDEX Transamerica Value
Balanced                        $   10,752       $ 38,196          $--       $  181,324

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. Effective January 1, 2005, the fund entered into an agreement wherein each fund would pay 0.02% of its daily net assets for such administrative services. From July 1, 2002 to December 31, 2004 the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 times the weighted average number of funds. Prior to July 1, 2002 the basis for payment of administrative fees was advisory fees less reimbursements and subadviser compensation.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The Funds paid the following administrative expenses for the fiscal years ended October 31, 2004, 2003, and 2002.

                               ADMINISTRATIVE FEES

FUND                                                     2004       2003      2002
----                                                   --------   -------   -------
TA IDEX Asset Allocation - Conservative Portfolio      $ 50,244   $37,115   $11,009
TA IDEX Asset Allocation - Growth Portfolio            $ 77,938   $37,415   $10,999
TA IDEX Asset Allocation - Moderate Growth Portfolio   $148,272   $37,475   $11,169
TA IDEX Asset Allocation - Moderate Portfolio          $117,483   $38,095   $10,109
TA IDEX Great Companies-- America(SM)                  $ 23,884   $30,850   $ 9,608
TA IDEX Great Companies-- Technology(SM)               $ 21,693   $28,450   $ 9,608
TA IDEX Janus Growth                                   $160,197   $32,500   $ 9,733
TA IDEX Salomon All Cap                                $ 89,314   $31,300   $ 9,333
TA IDEX Templeton Great Companies Global               $ 57,283   $33,648   $ 9,333
TA IDEX Transamerica Balanced                          $ 47,495   $39,850   $11,019
TA IDEX Transamerica High-Yield Bond                   $ 53,757   $31,800   $ 9,333
TA IDEX Transamerica Convertible Securities            $ 31,106   $32,375   $10,999
TA IDEX Transamerica Equity                            $ 25,137   $36,365   $ 9,758
TA IDEX Transamerica Flexible Income                   $ 26,301   $30,300   $10,333
TA IDEX Transamerica Growth Opportunities              $ 43,641   $35,705   $ 9,833
TA IDEX Transamerica Money Market                      $ 31,245   $31,275   $10,999
TA IDEX Transamerica Small/Mid Cap Value               $ 49,592   $33,300   $ 9,457
TA IDEX Transamerica Value Balanced                    $ 15,212   $38,185   $ 8,833

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, is the transfer agent for each fund, withholding agent and dividend disbursing agent. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect wholly-owned subsidiaries of AEGON N.V. and thus TFS is an affiliate of TFAI. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2004, 2003, and 2002.

                              TRANSFER AGENCY FEES

                                                        FEES AND EXPENSES NET OF BROKERAGE
                                                           CREDITS FOR THE PERIOD ENDED
                                                       ------------------------------------
                                                                    OCTOBER 31
FUND                                                      2004         2003         2002
----                                                   ----------   ----------   ----------
TA IDEX Asset Allocation - Conservative Portfolio      $  261,305   $  191,895   $   31,660
TA IDEX Asset Allocation - Growth Portfolio            $  772,677   $  278,025   $   44,955
TA IDEX Asset Allocation - Moderate Growth Portfolio   $1,310,961   $  590,435   $   88,355
TA IDEX Asset Allocation - Moderate Portfolio          $  839,210   $  452,160   $   63,015
TA IDEX Great Companies -- America(SM)                 $  385,899   $  466,206   $  468,395
TA IDEX Great Companies -- Technology(SM)              $  109,286   $  143,316   $  160,715
TA IDEX Janus Growth                                   $4,054,492   $4,628,337   $5,695,590
TA IDEX Salomon All Cap                                $  864,861   $1,159,079   $1,374,870
TA IDEX Templeton Great Companies Global               $1,471,960   $2,216,789   $2,807,115
TA IDEX Transamerica Balanced                          $  783,812   $1,130,216   $1,208,085
TA IDEX Transamerica High-Yield Bond                   $  188,665   $  250,467   $  234,885
TA IDEX Transamerica Convertible Securities            $   21,419   $   31,230   $   11,315
TA IDEX Transamerica Equity                            $  455,369   $   60,715   $   62,130
TA IDEX Transamerica Flexible Income                   $  224,543   $  355,847   $  246,840
TA IDEX Transamerica Growth Opportunities              $1,047,061   $  905,240   $  100,515
TA IDEX Transamerica Money Market                      $  605,240   $  708,310   $  405,495
TA IDEX Transamerica Small/Mid Cap Value               $  254,598   $  312,415   $  256,800
TA IDEX Transamerica Value Balanced                    $  195,426   $  151,830   $  195,590

----------

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

     The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     The nature of the security being traded;

     The size and type of the transaction;

     The nature and character of the markets for the security to be purchased or sold;

     The desired timing of the trade;

     The activity existing and expected in the market for the particular security;

     The quality of the execution, clearance and settlement services;

     Financial stability;

     The existence of actual or apparent operational problems of any broker or dealer; and

     Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of October 31, 2004, TA IDEX Janus Growth, TA IDEX Templeton Great Companies Global, IDEX Transamerica Value Balanced and TA IDEX Great Companies America(SM) owned $19,401, $5,678, $701, and $6,199 (all amounts in thousands), respectively, of the common stock of Citigroup, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Salomon All Cap owned $5,109 (in thousands) of the common stock of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica High-Yield Bond owned $980 (in thousands) of corporate debt securities of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities owned $5,933 (in thousands) of convertible bonds of Morgan Stanley & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Great Companies Global, TA IDEX Salomon All Cap, and TA IDEX Great Companies America owned $6,554, $7,767, and $4,024 (all amounts in thousands), respectively, of the common stock of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Balanced and TA IDEX Transamerica Value Balanced owned $2,000 and $632 (all amounts in thousands), respectively, of corporate debt securities of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004 TA IDEX Transamerica Money Market owned $11,568 (in thousands) of commercial paper of Merrill Lynch & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Templeton Great Companies Global, and TA IDEX Great Companies America(SM) owned $4,220, and $2,656 (all amounts in thousands), respectively, of the common stock of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica High-Yield Bond and TA IDEX Transamerica Flexible Income owned $1,015 and $2,013 (all amounts in thousands), respectively, of corporate debt securities of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from those funds during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $11,723 (in thousands) of commercial paper of Goldman Sachs Group, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Value Balanced owned $138 (all amounts in thousands) of corporate debt securities of Credit Suisse First Boston, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Salomon All Cap, owned $11,171 (in thousands)of the common stock of JP Morgan Chase & Company, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Great Companies America(SM) owned $3,253 (in thousands) of the common stock of Lehman Brothers, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities owned $2,365 (in thousands) of convertible bonds of Lehman Brothers, Inc., which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Convertible Securities $4,345 (in thousands) of convertible bonds of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $2,800 (in thousands) of certificates of deposit of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

As of October 31, 2004, TA IDEX Transamerica Money Market owned $2,893 (in thousands) of commercial paper of Bank of America Corporation, which is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from that fund during the fiscal year ended October 31, 2004.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used promoting or selling fund shares or otherwise related to the distribution of fund shares.

                              BROKERAGE COMMISSIONS

                                                                   TA IDEX
                                       TA IDEX       TA IDEX        ASSET       TA IDEX
                                        ASSET         ASSET      ALLOCATION      ASSET
                                     ALLOCATION     ALLOCATION   - MODERATE   ALLOCATION   TA IDEX GREAT    TA IDEX GREAT
BROKERAGE COMMISSIONS PAID         - CONSERVATIVE   - GROWTH       GROWTH     - MODERATE     COMPANIES       COMPANIES -
(INCLUDING AFFILIATED BROKERAGE)     PORTFOLIO       PORTFOLIO    PORTFOLIO   PORTFOLIO    - AMERICA(SM)   TECHNOLOGY(SM)
--------------------------------   --------------   ----------   ----------   ----------   -------------   --------------
October 31, 2004                         N/A            N/A          N/A          N/A         $ 65,027        $131,753
October 31, 2003                         N/A            N/A          N/A          N/A         $165,530        $104,653
October 31, 2002                         N/A            N/A          N/A          N/A         $124,680        $ 47,582
AFFILIATED BROKERAGE PAID
October 31, 2004                         N/A            N/A          N/A          N/A         $      0        $      0
October 31, 2003                         N/A            N/A          N/A          N/A         $      0        $      0
October 31, 2002                         N/A            N/A          N/A          N/A         $      0        $      0

                                                                   TA IDEX                                          TA IDEX
                                                    TA IDEX    TEMPLETON GREAT      TA IDEX         TA IDEX       TRANSAMERICA
BROKERAGE COMMISSIONS PAID           TA IDEX        SALOMON       COMPANIES      TRANSAMERICA     TRANSAMERICA     CONVERTIBLE
(INCLUDING AFFILIATED BROKERAGE)   JANUS GROWTH     ALL CAP         GLOBAL         BALANCED     HIGH-YIELD BOND    SECURITIES
--------------------------------   ------------   ----------   ---------------   ------------   ---------------   -----------
October 31, 2004                    $1,387,343    $1,060,995      $1,067,791      $  318,998          $  0          $ 54,792
October 31, 2003                    $1,648,358    $  661,448      $   64,702      $  326,630          $410          $ 60,148
October 31, 2002                    $3,087,674    $1,644,080      $   30,672      $1,107,269          $  0          $117,629
AFFILIATED BROKERAGE PAID
October 31, 2004                    $        0    $        0      $        0      $        0          $  0          $      0
October 31, 2003                    $        0    $   10,100      $        0      $        0          $  0          $      0
October 31, 2002                    $        0    $   20,607      $        0      $        0          $  0          $      0

                                                     TA IDEX        TA IDEX                        TA IDEX         TA IDEX
                                     TA IDEX      TRANSAMERICA    TRANSAMERICA     TA IDEX      TRANSAMERICA    TRANSAMERICA
BROKERAGE COMMISSIONS PAID         TRANSAMERICA     FLEXIBLE         GROWTH      TRANSAMERICA   SMALL/MID CAP      VALUE
(INCLUDING AFFILIATED BROKERAGE)      EQUITY         INCOME      OPPORTUNITIES   MONEY MARKET       VALUE         BALANCED
--------------------------------   ------------   ------------   -------------   ------------   -------------   ------------
October 31, 2004                     $222,593      $      480      $479,466           N/A         $1,302,881      $62,524
October 31, 2003                     $126,623      $    1,153      $393,042           N/A         $  822,570      $20,519
October 31, 2002                     $ 48,471      $1,711,623      $ 40,842           N/A         $  437,414      $62,092
AFFILIATED BROKERAGE PAID
October 31, 2004                     $      0      $        0      $      0           N/A         $        0      $     0
October 31, 2003                     $      0      $        0      $      0           N/A         $        0      $     0
October 31, 2002                     $      0      $        0      $      0           N/A         $        0      $     0

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2004.

TA IDEX ASSET ALLOCATION -   TA IDEX ASSET ALLOCATION -   TA IDEX ASSET ALLOCATION -   TA IDEX ASSET ALLOCATION -
  CONSERVATIVE PORTFOLIO          GROWTH PORTFOLIO         MODERATE GROWTH PORTFOLIO     MODERATE PORTFOLIO
--------------------------   --------------------------   --------------------------   --------------------------
           $0                            $0                           $0                           $0

TA IDEX GREAT COMPANIES -    TA IDEX GREAT COMPANIES -
       AMERICA(SM)                 TECHNOLOGY(SM)         TA IDEX JANUS GROWTH   TA IDEX SALOMON ALL CAP
-------------------------    --------------------------   --------------------   -----------------------
           $0                           $0                        $0                     $40,362

TA IDEX TEMPLETON GREAT   TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA    TA IDEX TRANSAMERICA
   COMPANIES GLOBAL             BALANCED            HIGH-YIELD BOND     CONVERTIBLE SECURITIES
-----------------------   --------------------   --------------------   ----------------------
           $0                      $0                     $0                     $250

TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA
       EQUITY             FLEXIBLE INCOME     GROWTH OPPORTUNITIES       MONEY MARKET
--------------------   --------------------   --------------------   --------------------
        $220                    $0                    $300                    $0

TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA
 SMALL/MID CAP VALUE      VALUE BALANCED
--------------------   --------------------
       $94,821                  $0

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST"), and Transamerica Income Shares, Inc. ("TIS"), and consists of 88 funds/portfolios as of the date of this SAI.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, is replaced or his or her term as a Trustee is terminated in accordance with the Declaration of Trust. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                 TERM OF                                                    NUMBER OF
                                                OFFICE AND                                                   FUNDS IN
                                                LENGTH OF                                                    COMPLEX       OTHER
NAME, ADDRESS AND AGE              POSITION    TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   OVERSEEN  DIRECTORSHIPS
---------------------             ---------  ---------------  --------------------------------------------  ---------  -------------
INTERESTED TRUSTEES**

Thomas P. O'Neill                 Trustee    2003 - present   President, AEGON Financial Services Group,        88          N/A
AEGON USA, Inc.                                               Inc., Financial Institution Division;
1111 North Charles Street                                     Trustee, AEGON/Transamerica Series Trust
Baltimore, MD 21201-5574                                      (ATST) and Transamerica Income Shares, Inc.
(DOB 3/11/58)                                                 (TIS) (2003-present); Director, Transamerica
                                                              Index Funds, Inc. (2002-2004); Director,
                                                              National Aquarium of Baltimore

Brian C. Scott                    Trustee,   2002 - present   Trustee, President and CEO, ATST                  87          N/A
Transamerica Fund Advisors, Inc.  President                   (2002-present); President & CEO, TIS
570 Carillon Parkway              & CEO                       (2002-present); Director, TIS (2002-2005);
St. Petersburg, FL 33716                                      Director and President, TIF (2002-2004);
(DOB 9/29/43)                                                 Manager, Transamerica Investment Management,
                                                              LLC (TIM) (2002-2005); Director, President,
                                                              & CEO, TFAI, Transamerica Fund Services,
                                                              Inc. (TFS) (2001-present); CEO, Transamerica
                                                              Investors, Inc. (TII) (2003-present)

INDEPENDENT TRUSTEES

Peter R. Brown                    Chairman,  1986 - present   Chairman & Trustee/Director, ATST                 88          N/A
8323 40th Place North             Trustee                     (1986-present) and TIS (2000-present);
St. Petersburg, FL 33709                                      Chairman of the Board, Peter Brown
(DOB 5/10/28)                                                 Construction Company (1963- 2000); Rear
                                                              Admiral (Ret.) U.S. Navy Reserve, Civil
                                                              Engineer Corps

Charles C. Harris                 Trustee    1994 - present   Trustee/Director, ATST (1986-present) and         88          N/A
2840 West Bay Drive, #215                                     TIS (2002-present)
Belleair Bluffs, FL  33770
(DOB 7/15/30)

Russell A. Kimball, Jr.           Trustee    2002 - present   Trustee/Director, ATST (1986-present) and         88          N/A
c/o Sheraton Sand Key Resort                                  TIS (2002-present); General Manager,
1160 Gulf Boulevard                                           Sheraton Sand Key Resort (1975 - present)
Clearwater Beach, FL 34630
(DOB 8/17/44)

William W. Short, Jr.             Trustee    1986 - present   Trustee/Director, ATST (2000-present) and         88          N/A
7882 Lantana Creek Road                                       TIS (2002-present); Retired CEO and Chairman
Largo, FL 33777                                               of the Board, Shorts, Inc.
(DOB 2/25/36)

Daniel Calabria                   Trustee    1996 - present   Trustee/Director, ATST (2001-present) and         88          N/A
7068 S. Shore Drive S.                                        TIS (2002-present); Trustee, Florida Tax
South Pasadena, FL 33707                                      Free Funds (1993-2004)
(DOB 3/05/36)

Robert L. Anderson, Ph.D.         Trustee    2005 - present   Dean, Professor, College of Business,             46          N/A
3301 Bayshore Blvd., #1408                                    University of South Florida (1995 - present)
Tampa, FL 33629
(DOB 10/30/40)

Janice B. Case                    Trustee    2002 - present   Trustee/Director, ATST (2001-present) and         88     Central
205 Palm Island NW                                            TIS (2002-present); Director, Central                    Vermont
Clearwater, FL 33767                                          Vermont Public Service Co. (Audit                        Public
(DOB 9/27/52)                                                 Committee); Director, Western Electricity                Service Co.
                                                              Coordinating Council (Chair, Human Resources
                                                              and Compensation Committee); Senior Vice
                                                              President, Florida Power Corporation
                                                              (1996-2000)

Jack E. Zimmerman                 Trustee    1986 - present   Retired Director, Regional Marketing of           46          N/A
6778 Rosezita Lane                                            Marietta Corporation & Director of Strategic
Dayton, OH 45459                                              Planning, Martin Marietta Baltimore
(DOB 2/3/28)                                                  Aerospace.

Leo J. Hill                       Trustee    2002 - present   Trustee/Director, ATST (2002-present) and         88          N/A
7586 Aralia Way                                                TIS (2002-present); Owner & President,
Largo, FL 33777                                               Prestige Automotive Group (2001 - 2005);
(DOB 3/27/56)                                                 formerly, Market President, Nations Bank,
                                                              and President, CEO, Barnett Bank of the
                                                              Treasure Coast of Florida.

John W. Waechter                  Trustee    2005 - present   Trustee/Director, ATST (2004-present) & TIS       88          N/A
3913 Bayview Circle                                           (2004-present); Executive Vice President,
Gulfport, FL 33707                                            Chief Financial Officer, Chief Compliance
(DOB 2/25/52)                                                 Officer, William R. Hough & Co.
                                                              (1979-present), Treasurer The Hough Group of
                                                              Funds (1993-2004)

OFFICERS

                                               TERM OF
                                             OFFICE AND
 NAME, ADDRESS***                           LENGTH OF TIME           PRINCIPAL OCCUPATION(S) OR
     AND AGE              POSITION           SERVED****           EMPLOYMENT DURING PAST 5 YEARS
-----------------    -------------------   ---------------   ----------------------------------------
John K. Carter       Senior Vice           1999 - present    Sr. Vice President, General Counsel,
(DOB 4/24/61)        President, General                      Secretary & Chief Compliance Officer,
                     Counsel, Secretary                      ATST & TIS (1999-present); Director, Sr.
                     & Chief  Compliance                     Vice President, General Counsel, &
                     Officer                                 Secretary, TFAI & TFS (2001-present);
                                                             Chief Compliance Officer, TFAI
                                                             (2004-present); Vice President, AFSG
                                                             Securities Corporation (AFSG)
                                                             (2001-present); Vice President,
                                                             Secretary & Chief Compliance Officer,
                                                             TII; Vice President, Transamerica
                                                             Investment Services, Inc. (TISI)
                                                             (2003-present) & TIM (2001-2005)

Glenn E. Brightman   Vice President and    2005 - present    Vice President and Principal Financial
(DOB 12/01/72)       Principal Financial                     Officer, ATST & TIS (2005 - present);
                     Officer                                 Vice President and Interim Principal
                                                             Financial Officer, TII (2005 - present)

* Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

**   May be deemed an "interested person" (as that term is defined in the 1940
     Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.

*** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of Transamerica IDEX, except for the Chief Compliance Officer, receives any compensation from Transamerica IDEX.

**** Elected and serves at the pleasure of the Board of Trustees of Transamerica
     IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit, Nominating, Valuation Oversight, Governance, Contract Review, Compensation and Proxy Voting Committees. Each committee is comprised solely of Independent Trustees.

                                                                                             NUMBER OF MEETINGS
                                                                                              HELD DURING LAST
                                                                                                FISCAL YEAR
 COMMITTEE                         FUNCTIONS                              MEMBERS              (10/31/2004)
 ---------     -----------------------------------------------   -------------------------   ------------------
AUDIT          Review the financial reporting process, the       Peter Brown, Chairman;               4
               system of internal control, the audit process,    Janice Case; Charles
               and the Transamerica IDEX process for             Harris; Daniel Calabria;
               monitoring compliance with investment             Leo Hill; John Waechter
               restrictions and applicable laws and the          and William Short, Jr.
               Transamerica IDEX Code of Ethics.

NOMINATING     The Nominating Committee operates under a         Peter Brown, Chairman;               2
               written charter. The Nominating Committee         Daniel Calabria; Charles
               nominates and evaluates Independent Trustee       Harris and William Short,
               candidates. The Nominating Committee meets        Jr.
               periodically, as necessary, and met twice
               during Transamerica IDEX's most recently
               completed fiscal year. While the Nominating
               Committee is solely responsible for the
               selection and nomination of potential
               candidates to serve on the Board, the
               Nominating Committee may consider nominations
               from shareholders of the Funds. Shareholders
               may submit for the Nominating Committee's
               consideration, recommendations regarding
               potential nominees for service on the Board.

                                                                                             NUMBER OF MEETINGS
                                                                                              HELD DURING LAST
 COMMITTEE                         FUNCTIONS                              MEMBERS                FISCAL YEAR
 ---------     -----------------------------------------------   -------------------------   ------------------
               Each eligible shareholder or shareholder group
               may submit no more than one nominee each
               calendar year.

               In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in TA IDEX's organizational documents, including qualification as a possible Independent
               Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group; neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act);
               and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating
               Committee.

               In addition, in order for the Nominating
               Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election (each of the securities used for purposes of calculating this ownership must have been held continuously for at

                                                                                             NUMBER OF MEETINGS
                                                                                              HELD DURING LAST
 COMMITTEE                         FUNCTIONS                              MEMBERS                FISCAL YEAR
 ---------     -----------------------------------------------   -------------------------   ------------------
               least two years as of the date of the
               nomination); in addition, such securities must
               continue to be held through the date of the
               meeting and the nominating shareholder or
               shareholder group must also bear the economic
               risk of the investment; and the nominating
               shareholder or shareholder group must also
               submit a certification which provides the
               number of shares which the person or group has
               (a) sole power to vote or direct the vote, (b)
               shared power to vote or direct the vote, (c)
               sole power to dispose or direct the disposition
               of such shares, and (d) shared power to dispose
               or direct the disposition of such shares (in
               addition the certification shall provide that
               the shares have been held continuously for at
               least two years).

               In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION   Reviews compensation arrangements for each        Janice Case and Charles              *
               Trustee.                                          Harris, Co-Chairs; Peter
                                                                 Brown; Daniel Calabria;
                                                                 Russell Kimball; Leo
                                                                 Hill; William Short, Jr.;
                                                                 John Waechter and Jack
                                                                 Zimmerman

VALUATION      Oversees the process by which the funds           Leo Hill, Chairman;                  *
OVERSIGHT      calculate their net asset value to verify         Charles Harris and
               consistency with the funds' valuation policies    William Short, Jr.
               and procedures, industry guidance,
               interpretative positions issued by the SEC and
               its staff, and industry best practices.

PROXY VOTING   Provides the Fund's consent to vote in matters    Janice Case, Chairperson;            *
               where the Adviser or Sub-Adviser seeks such       William Short, Jr. and
               consent because of a conflict of interest that    Leo Hill
               arises in connection with a particular vote, or
               for other reasons. The Proxy Voting Committee
               also may review the Adviser's and each
               Sub-Adviser's proxy voting policies and
               procedures in lieu of submission of the
               policies and procedures to the entire Board for
               approval.

GOVERNANCE     Provides oversight responsibilities and           Daniel Calabria,                     *
               monitors certain issues, in consultation with     Chairman; William Short,
               the Chief Compliance Officer and independent      Jr. and Russell Kimball,
               trustees' counsel, that affect the duties of      Jr.
               independent members of the Board.

CONTRACT       Reviews contracts between or among the funds      Russell Kimball, Jr.,                *
REVIEW         and their service providers. Oversight            Chairman; Daniel Calabria
               responsibilities for the process of evaluating    and Janice Case
               new contracts, reviewing existing contracts on
               a periodic basis and making recommendations to
               the Board with respect to any contracts
               affecting the funds.

*    Committee was established after fiscal year end (10/31/2004).

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:

                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                             DOLLAR RANGE OF  EQUITY   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE             SECURITIES IN THE FUND    TRUSTEES IN FAMILY OF INVESTMENT COMPANIES
--------------------------   -----------------------   -----------------------------------------------
Robert L. Anderson(1)                  -0-                                   -0-
Peter R. Brown(2)                 Over $100,000                         Over $100,000
Daniel Calabria(2)                Over $100,000                         Over $100,000
Janice B. Case                         -0-                                   -0-
Charles C. Harris(2)              Over $100,000                         Over $100,000
Leo J. Hill(2)                    Over $100,000                         Over $100,000
Russell A. Kimball, Jr.(2)        Over $100,000                         Over $100,000
Thomas P. O'Neill*                     -0-                                   -0-
Brian C. Scott*                   Under 100,000                         Under 100,000
William W. Short, Jr.             Over $100,000                         Over $100,000
Jack E. Zimmerman                 Over $100,000                         Over $100,000
John W. Waechter                  Over $100,000                         Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with a TFAI affiliate.

(1)  Mr. Anderson did not become a Trustee until September 2005.

(2) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the Fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2004 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                                NAME OF OWNERS AND                  TITLE OF      VALUE OF
 NAME OF TRUSTEE             RELATIONSHIPS TO TRUSTEE     COMPANY     CLASS      SECURITIES    PERCENT OF CLASS
-----------------------   -----------------------------   -------   --------   -------------   -----------------
Peter R. Brown            Marina D. Brown, Spouse         TA IDEX      A         $1-$10,000      Less than 1%
Charles C. Harris         Mary A. Harris, Spouse          TA IDEX      T         $1-$10,000      Less than 1%
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse       N/A         N/A           N/A               N/A
William W. Short, Jr.     Joyce J. Short, Spouse          TA IDEX      A         $1-$10,000      Less than 1%
Robert L. Anderson        N/A                             N/A         N/A           N/A               N/A
Daniel Calabria           N/A                             N/A         N/A           N/A               N/A
Janice B. Case            N/A                             N/A         N/A           N/A               N/A
Leo J. Hill               N/A                             N/A         N/A           N/A               N/A
Jack E. Zimmerman         Patricia A. Zimmerman, Spouse   TA IDEX      A       Over $100,000     Less than 1%
John W. Waechter          N/A                             N/A         N/A           N/A               N/A

For the fiscal year ended October 2004, disinterested Trustees received for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the TA IDEX funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. The Chairman of the Board also receives an additional retainer of $30,000 per year. Each Audit Committee member received a total of $3,000 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees received a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by Transamerica IDEX and/or ATST to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the funds for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE

                                     AGGREGATE
                                 COMPENSATION FROM      PENSION OR RETIREMENT
                                 TRANSAMERICA IDEX   BENEFITS ACCRUED AS PART OF   TOTAL COMPENSATION PAID TO
NAME OF PERSON, POSITION          MUTUAL FUNDS(1)           FUND EXPENSES          TRUSTEES FROM FUND COMPLEX(2)
------------------------------   -----------------   ---------------------------   -----------------------------
Peter R. Brown, Trustee              $71,000.00              $        --                   $  155,375.00
Daniel Calabria, Trustee             $57,000.00              $ 41,333.33                   $  125,875.00
Janice Case, Trustee                 $66,000.00              $        --                   $  134,875.00
Charles C. Harris, Trustee           $66,000.00              $ 13,200.00                   $  144,375.00
Leo Hill, Trustee                    $54,000.00              $ 20,400.00                   $  131,875.00
Russell Kimball, Trustee             $48,500.00              $ 48,500.00                   $  121,375.00
William W. Short, Jr., Trustee       $66,000.00              $        --                   $  143,875.00
Jack E. Zimmerman, Trustee           $48,500.00              $        --                   $   48,500.00
                                    ------------             -----------                   -------------
Robert L. Anderson, Trustee(3)       $       --              $        --                   $          --
John W. Waechter(4)                  $       --              $        --                   $          --
                                    ------------             -----------                   -------------
Total:                              $477,000.00              $123,433.33                   $1,006,125.00
                                    ============             ===========                   =============

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2004 were as follows: Peter R. Brown, $394; Daniel Calabria, $41,406; William W. Short, Jr., $0; Charles C. Harris, $13,200; Russell A. Kimball, Jr., $52,177; Janice B. Case, $0; Leo J. Hill, $22,772; and Jack E. Zimmerman, $0.

(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3)  Mr. Anderson became a Trustee in September 2005.

(4)  Mr. Waechter did not become a Trustee until February 25, 2005.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of the funds, who held office on September 1, 1990, and had served at least five years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of five years with fifteen years of service, three years with ten years of service and two years with five years of service. A trustee emeritus has no authority, power or responsibility with respect to any matter of the funds. While serving as such, a trustee emeritus is entitled to receive from the funds an annual fee equal to the retainer as paid to the Independent Trustees/Director of each fund that such Trustee/Director Emeritus has served, plus reimbursement of expenses incurred for attendance at Board meetings. A Trustee Emeritus that served as Chairperson of the Board of a fund will also receive 50% of the additional retainer that is designated for the position of Chairperson.

During the fiscal year ended October 31, 2004, the funds paid $510,618 in trustees' fees and expenses and $0 trustee emeritus fees or expenses. As of December 31, 2004, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the funds has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the funds ("Secretary"), as follows:

                    Board of Trustees
                    Transamerica IDEX Mutual Funds
                    c/o Secretary
                    570 Carillon Parkway
                    St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or
(ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a fund; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                               DEALER REALLOWANCES

Transamerica IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES
  (all funds except TA IDEX Transamerica Flexible Income, TA IDEX Transamerica
    High-Yield Bond, TA IDEX Transamerica Convertible Securities, and TA IDEX
                            Transamerica Money Market

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
Under $50 Thousand                                 4.75%
   $50 Thousand to under $100 Thousand             4.00%
   $100 Thousand to under $250 Thousand            2.75%
   $250 Thousand to under $500 Thousand            2.25%
   $500 Thousand to under $1 Million               1.75%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                  1.00%
   $5 Million to under $50 Million            Plus 0.50%
   $50 Million and above                      Plus 0.25%

                        CLASS A SHARE DEALER REALLOWANCES
  (TA IDEX Transamerica Flexible Income, TA IDEX Transamerica High-Yield Bond,
                 and TA IDEX Transamerica Convertible Securities

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
Under $50 Thousand                                 4.00%
   $50 Thousand to under $100 Thousand             3.25%
   $100 Thousand to under $250 Thousand            2.75%
   $250 Thousand to under $500 Thousand            1.75%
   $500 Thousand to under $1 Million               1.00%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                  0.50%
   $5 Million and above                       Plus 0.25%

                        CLASS B SHARE DEALER REALLOWANCES

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
All purchases                                   4.00%*

                        CLASS C SHARE DEALER REALLOWANCES

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
All purchases                                 1.00%**(a)

                        CLASS T SHARE DEALER REALLOWANCES
                             (TA IDEX Janus Growth)

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
Under $10,000                                   7.00%
$10,000 to under $25,000                        6.25%
$25,000 to under $50,000                        5.50%
$50,000 to under $75,000                        5.00%
$75,000 to under $100,000                       4.25%
$100,000 to under $250,000                      3.75%
$250,000 to under $500,000                      2.50%
$500,000 to under $1,000,000                    1.00%
$1,000,000 and over                             1.00%

* From time to time, AFSG may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, and Class C shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF TA IDEX JANUS GROWTH ARE NOT SUBJECT TO DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the funds under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

AFSG may use the fees payable under the Class A, Class B and Class C Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B or Class C shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, AFSG also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

     Compensation to employees of AFSG;

     Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

     In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

     The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

     The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B or Class C shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

Total distribution expenses incurred by AFSG for the costs of promotion and distribution with respect to Class A, B and C shares for the Funds for the fiscal year ended October 31, 2004 were as follows:

                                  TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                                  -------------------------------------------------
                                            CLASS A    CLASS B   CLASS C**
                                           --------   --------   ---------
Compensation to dealers                    $175,069   $127,925    $261,853
Compensation to sales personnel             161,122     96,945     254,560
Printing and Postage                         25,037     15,064      39,556
Promotional Expenses                         21,276     12,801      33,614
Travel                                       25,120     15,114      39,687
Office and other expenses                    89,296     53,728     141,081
                                           --------   --------    --------
TOTAL                                      $496,920   $321,577    $770,351

                                  TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
                                  -------------------------------------------
                                         CLASS A    CLASS B    CLASS C**
                                        --------   --------   ----------
Compensation to dealers                 $262,120   $120,293   $  300,921
Compensation to sales personnel          317,974    214,750      605,112
Printing and Postage                      49,411     33,370       94,030
Promotional Expenses                      41,988     28,357       79,904
Travel                                    49,574     33,481       94,341
Office and other expenses                176,226    119,018      335,362
                                        --------   --------   ----------
TOTAL                                   $897,293   $549,269   $1,509,670

                                  TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
                                  ---------------------------------------------
                                          CLASS A     CLASS B    CLASS C**
                                        ----------   --------   ----------
Compensation to dealers                 $  410,512   $278,624   $  726,568
Compensation to sales personnel            355,691    268,840      858,178
Printing and Postage                        55,272     41,776      116,106
Promotional Expenses                        46,969     35,500       98,663
Travel                                      55,454     41,914      116,489
Office and other expenses                  197,129    148,995      414,097
                                        ----------   --------   ----------
TOTAL                                   $1,121,027   $815,649   $2,219,101

                                  TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                                  ----------------------------------------------------
                                            CLASS A      CLASS B     CLASS C**
                                          ----------   ----------   ----------
Compensation to dealers                   $  589,683   $  275,753   $  717,178
Compensation to sales personnel              616,226      413,653    1,079,685
Printing and Postage                          95,756       64,278      167,775
Promotional Expenses                          81,371       54,622      142,570
Travel                                        96,073       64,491      168,329
Office and other expenses                    341,521      229,253      598,376
                                          ----------   ----------   ----------
TOTAL                                     $1,820,630   $1,102,050   $2,873,913

                                  TA IDEX GREAT COMPANIES -- AMERICA(SM)
                                  --------------------------------------
                                       CLASS A    CLASS B   CLASS C**
                                      --------   --------   ---------
Compensation to dealers               $113,217   $114,214    $62,752
Compensation to sales personnel         40,351     35,579     14,269
Printing and Postage                     6,271      5,529      2,217
Promotional Expenses                     5,328      4,699      1,884
Travel                                   6,291      5,547      2,225
Office and other expenses               22,363     19,719      7,908
                                      --------   --------    -------
TOTAL                                 $193,821   $185,287    $91,255

                                  TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                                  ----------------------------------------
                                       CLASS A    CLASS B   CLASS C**
                                      --------   --------   ---------
Compensation to dealers               $544,893   $331,682    $53,739
Compensation to sales personnel        106,137     69,401      5,161
Printing and Postage                    16,493     10,784        802
Promotional Expenses                    14,015      9,165        682
Travel                                  16,547     10,820        805
Office and other expenses               58,823     38,463      2,860
                                      --------   --------    -------
TOTAL                                 $756,908   $470,315    $64,049

                                  TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)
                                  -----------------------------------------
                                         CLASS A   CLASS B   CLASS C**
                                        --------   -------   ---------
Compensation to dealers                 $266,177   $16,512    $ 8,801
Compensation to sales personnel          143,186     4,806      2,410
Printing and Postage                      22,250       747        375
Promotional Expenses                      18,907       635        318
Travel                                    22,324       749        376
Office and other expenses                 79,355     2,663      1,336
                                        --------   -------    -------

TOTAL                                   $552,199   $26,112    $13,616

                                  TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                                  ----------------------------------------
                                        CLASS A     CLASS B   CLASS C**
                                      ----------   --------   ---------
Compensation to dealers               $  663,680   $ 79,686    $39,925
Compensation to sales personnel          468,838     24,974      8,896
Printing and Postage                      72,854      3,881      1,382
Promotional Expenses                      61,909      3,298      1,175
Travel                                    73,095      3,894      1,387
Office and other expenses                259,837     13,841      4,930
                                      ----------   --------    -------
TOTAL                                 $1,600,213   $129,574    $57,695

                                   TA IDEX TRANSAMERICA BALANCED
                                  -------------------------------
                                   CLASS A    CLASS B   CLASS C**
                                  --------   --------   ---------
Compensation to dealers           $207,133   $431,520    $124,796
Compensation to sales personnel     51,530     90,502       9,263
Printing and Postage                 8,007     14,064       1,439
Promotional Expenses                 6,804     11,950       1,223
Travel                               8,034     14,110       1,444
Office and other expenses           28,559     50,157       5,134
                                  --------   --------    --------
TOTAL                             $310,067   $612,303    $143,299

                                  TA IDEX TRANSAMERICA FLEXIBLE INCOME
                                  ------------------------------------
                                      CLASS A    CLASS B   CLASS C**
                                     --------   --------   ---------
Compensation to dealers              $210,904   $110,476    $47,772
Compensation to sales personnel        51,773     30,065      5,815
Printing and Postage                    8,045      4,672        903
Promotional Expenses                    6,836      3,970        768
Travel                                  8,072      4,687        907
Office and other expenses              28,693     16,662      3,222
                                     --------   --------    -------
TOTAL                                $314,323   $170,532    $59,387

                                         TA IDEX JANUS GROWTH*
                                  ---------------------------------
                                    CLASS A     CLASS B   CLASS C**
                                  ----------   --------   ---------
Compensation to dealers           $1,442,054   $526,570    $128,667
Compensation to sales personnel      411,255    121,443       9,614
Printing and Postage                  63,906     18,872       1,494
Promotional Expenses                  54,306     16,036       1,269
Travel                                64,117     18,934       1,499
Office and other expenses            227,924     67,305       5,328
                                  ----------   --------    --------
TOTAL                             $2,263,562   $769,160    $147,871

                                        TA IDEX SALOMON ALL CAP
                                  ---------------------------------
                                    CLASS A     CLASS B   CLASS C**
                                  ----------   --------   ---------
Compensation to dealers           $1,012,818   $368,432    $133,591
Compensation to sales personnel      554,533     12,149      92,398
Printing and Postage                  86,170      1,888      14,358
Promotional Expenses                  73,226      1,605      12,201
Travel                                86,455      1,894      14,405
Office and other expenses            307,330      6,733      51,208
                                  ----------   --------    --------
TOTAL                             $2,120,532   $392,701    $318,161

                                  TA IDEX TRANSAMERICA HIGH-YIELD BOND
                                  ------------------------------------
                                      CLASS A     CLASS B   CLASS C**
                                    ----------   --------   ---------
Compensation to dealers             $  696,837   $ 94,167    $39,961
Compensation to sales personnel        391,582     29,688     13,815
Printing and Postage                    60,849      4,613      2,146
Promotional Expenses                    51,708      3,920      1,824
Travel                                  61,050      4,629      2,154
Office and other expenses              217,020     16,453      7,656
                                    ----------   --------    -------
TOTAL                               $1,479,046   $153,470    $67,556

                                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                  -------------------------------------------
                                         CLASS A     CLASS B   CLASS C**
                                       ----------   --------   ---------
Compensation to dealers                 $461,165     $ 8,550    $13,633
Compensation to sales personnel           87,545       5,092      4,063
Printing and Postage                      13,604         792        632
Promotional Expenses                      11,560         673        537
Travel                                    13,649         794        633
Office and other expenses                 48,519       2,822      2,252
                                        --------     -------    -------
TOTAL                                   $636,042     $18,723    $21,750

                                    TA IDEX TRANSAMERICA EQUITY
                                  -------------------------------
                                   CLASS A    CLASS B   CLASS C**
                                  --------   --------   ---------
Compensation to dealers           $284,142   $ 71,472     $33,885
Compensation to sales personnel    156,937     21,583      13,231
Printing and Postage                24,387      3,354       2,056
Promotional Expenses                20,723      2,850       1,747
Travel                              24,467      3,365       2,063
Office and other expenses           86,977     11,961       7,333
                                  --------   --------     -------
TOTAL                             $597,633   $114,585     $60,315

                                  TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                  -----------------------------------------
                                        CLASS A    CLASS B   CLASS C**
                                       --------   --------   ---------
Compensation to dealers                $505,816   $161,126    $61,559
Compensation to sales personnel         236,633     34,889      8,096
Printing and Postage                     36,771      5,422      1,258
Promotional Expenses                     31,247      4,607      1,069
Travel                                   36,892      5,439      1,262
Office and other expenses               131,146     19,336      4,486
                                       --------   --------    -------
TOTAL                                  $978,505   $230,819    $77,730

                                  TA IDEX TRANSAMERICA MONEY MARKET
                                  ---------------------------------
                                    CLASS A     CLASS B   CLASS C**
                                  ----------   --------   ---------
Compensation to dealers           $  328,466   $ 97,278   $45,905
Compensation to sales personnel      398,435     26,918    23,339
Printing and Postage                  61,914      4,183     3,627
Promotional Expenses                  52,613      3,555     3,082
Travel                                62,118      4,197     3,639
Office and other expenses            220,818     14,918    12,935
                                  ----------   --------   -------
TOTAL                             $1,124,364   $151,049   $92,527

                                  TA IDEX TRANSAMERICA VALUE BALANCED
                                  -----------------------------------
                                     CLASS A   CLASS B   CLASS C**
                                     -------   -------   ---------
Compensation to dealers              $71,879   $54,899    $29,243
Compensation to sales personnel       12,312    11,458      4,815
Printing and Postage                   1,913     1,781        749
Promotional Expenses                   1,626     1,513        636
Travel                                 1,920     1,786        751
Office and other expenses              6,824     6,350      2,669
                                     -------   -------    -------
TOTAL                                $96,474   $77,787    $38,863

* Class T shares of TA IDEX Janus Growth are not subject to annual distribution and service fees.

** All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV as determined at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX and ATST asset allocation funds that invest in Class A and I shares of the funds and corresponding orders for the Class A and I shares of the funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class A and I shares of the funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS DETERMINED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                                          NAV      MAX SALES   AMOUNT OF   OFFERING PRICE
                                                       PER SHARE     CHARGE    SALES CHG      PER SHARE
                                                       ---------   ---------   ---------   --------------
TA IDEX Asset Allocation-Conservative Portfolio
Class A                                                  $11.07      5.50%       $0.64         $11.71
Class B                                                  $11.05      0.00%       $  --         $11.05
Class C*                                                 $11.05      0.00%       $  --         $11.05

TA IDEX Asset Allocation - Growth Portfolio
Class A                                                  $10.75      5.50%       $0.63         $11.38
Class B                                                  $10.57      0.00%       $  --         $10.57
Class C*                                                 $10.57      0.00%       $  --         $10.57

TA IDEX Asset Allocation - Moderate Growth Portfolio
Class A                                                  $10.97      5.50%       $0.64         $11.61
Class B                                                  $10.90      0.00%       $  --         $10.90
Class C*                                                 $10.91      0.00%       $  --         $10.91

TA IDEX Asset Allocation - Moderate Portfolio
Class A                                                  $11.23      5.50%       $0.65         $11.88
Class B                                                  $11.16      0.00%       $  --         $11.16
Class C*                                                 $11.17      0.00%       $  --         $11.17

TA IDEX Great Companies-America(SM)
Class A                                                  $ 8.85      5.50%       $0.52         $ 9.37
Class B                                                  $ 8.60      0.00%       $  --         $ 8.60
Class C*                                                 $ 8.59      0.00%       $  --         $ 8.59

TA IDEX Great Companies - Technology(SM)
Class A                                                  $ 3.80      5.50%       $0.22         $ 4.02
Class B                                                  $ 3.68      0.00%       $  --         $ 3.68
Class C*                                                 $ 3.67      0.00%       $  --         $ 3.67

TA IDEX Janus Growth
Class A                                                  $21.56      5.50%       $1.25         $22.81
Class B                                                  $20.04      0.00%       $  --         $20.04
Class C*                                                 $20.03      0.00%       $  --         $20.03
Class T                                                  $22.39      8.50%       $2.08         $24.47

TA IDEX Salomon All Cap
Class A                                                  $14.80      5.50%       $0.86         $15.66
Class B                                                  $14.27      0.00%       $  --         $14.27
Class C*                                                 $14.26      0.00%       $  --         $14.26

TA IDEX Templeton Great Companies Global
Class A                                                  $22.57      5.50%       $1.31         $23.88
Class B                                                  $21.23      0.00%       $  --         $21.23
Class C*                                                 $21.21      0.00%       $  --         $21.21

TA IDEX Transamerica Balanced
Class A                                                  $18.53      5.50%       $1.08         $19.61
Class B                                                  $18.47      0.00%       $  --         $18.47
Class C*                                                 $18.45      0.00%       $  --         $18.45

TA IDEX Transamerica High-Yield Bond
Class A                                                  $ 9.37      4.75%       $0.47         $ 9.84
Class B                                                  $ 9.37      0.00%       $  --         $ 9.37
Class C*                                                 $ 9.36      0.00%       $  --         $ 9.36

TA IDEX Transamerica Convertible Securities
Class A                                                  $11.00      4.75%       $0.55         $11.55
Class B                                                  $11.00      0.00%       $  --         $11.00
Class C*                                                 $10.97      0.00%       $  --         $10.97

TA IDEX Transamerica Equity
Class A                                                  $ 7.44      5.50%       $0.43         $ 7.87
Class B                                                  $ 7.19      0.00%       $  --         $ 7.19
Class C*                                                 $ 7.20      0.00%       $  --         $ 7.20

TA IDEX Transamerica Flexible Income
Class A                                                  $ 9.68      4.75%       $0.48         $10.16
Class B                                                  $ 9.68      0.00%       $  --         $ 9.68
Class C*                                                 $ 9.67      0.00%       $  --         $ 9.67

TA IDEX Transamerica Growth Opportunities
Class A                                                  $ 6.61      5.50%       $0.38         $ 6.99
Class B                                                  $ 6.37      0.00%       $  --         $ 6.37
Class C*                                                 $ 6.38      0.00%       $  --         $ 6.38

TA IDEX Transamerica Money Market
Class A                                                  $ 1.00      0.00%       $  --         $ 1.00
Class B                                                  $ 1.00      0.00%       $  --         $ 1.00
Class C*                                                 $ 1.00      0.00%       $  --         $ 1.00

TA IDEX Transamerica Small/Mid Cap Value
Class A                                                  $14.32      5.50%       $0.83         $15.15
Class B                                                  $13.97      0.00%       $  --         $13.97
Class C*                                                 $13.96      0.00%       $  --         $13.96

TA IDEX Transamerica Value Balanced
Class A                                                  $12.11      5.50%       $0.70         $12.81
Class B                                                  $12.07      0.00%       $  --         $12.07
Class C*                                                 $12.07      0.00%       $  --         $12.07

* All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of TA IDEX Janus Growth), as a result of higher distribution and service fees applicable to the Class B and Class C shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                               PURCHASE OF SHARES

As stated in the prospectus, each fund currently offers investors a choice of three classes of shares: Class A, Class B and Class C. TA IDEX Janus Growth also includes Class T shares,which are not available for new investors. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. Class A, Class B or Class C shares of a fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Information on sales charge reductions and/or waivers can also be found on the Transamerica IDEX website at www.transamericaidex.com.

                                RETIREMENT PLANS

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)' balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your Financial Advisor or Transamerica IDEX Customer Service at 1-888-233-4339 or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share and Class C share and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. As further explained in the prospectus, short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption, whether voluntary or involuntary) within five (5) New York Stock Exchange trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B and Class C shares (and Class A, C and T, when applicable) in the circumstances described below:

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that convert from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. The CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. tax conventions preclude the imposition of such taxes.


Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a. fail to provide the fund with their correct taxpayer identification number,

b. fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

                             PRINCIPAL SHAREHOLDERS

As of February 1, 2005, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

                                                                                                         % OF SHARES OF
                                                                                                           BENEFICIAL
NAME/ADDRESS                              FUND                                                   CLASS      INTEREST
------------                              ----                                                   -----   --------------
TA IDEX Asset Allocation - Moderate       TA IDEX Janus Growth                                   A       9.15%
Growth Portfolio
Investment Account
St. Petersburg, FL


TA IDEX Asset Allocation - Growth         TA IDEX Janus Growth                                   A       7.70%
Account
Investment Portfolio
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Flexible Income                   A       35.88%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Flexible Income                   A       21.45%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative   TA IDEX Transamerica Flexible Income                   A       18.15%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Templeton Great Companies Global               A       18.11%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth         TA IDEX Templeton Great Companies Global               A       12.28%
Account
Investment Portfolio
St. Petersburg, FL

Amas Bank                                 TA IDEX Templeton Great Companies Global               A       6.79%
Omnibus Account
Switzerland

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica High-Yield Bond                   A       41.48%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica  High-Yield Bond                  A       26.78%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative   TA IDEX Transamerica  High-Yield Bond                  A       20.38%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Salomon All Cap                                A       40.60%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth         TA IDEX Salomon All Cap                                A       26.52%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Salomon All Cap                                A       14.65%
Portfolio
Investment Account
St. Petersburg, FL

                                                                                                         % OF SHARES OF
                                                                                                           BENEFICIAL
NAME/ADDRESS                              FUND                                                   CLASS      INTEREST
------------                              ----                                                   -----   --------------
TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Equity                            A       26.57%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth         TA IDEX Transamerica Equity                            A       24.23%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Equity                            A       13.19%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Growth Opportunities              A       34.43%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth         TA IDEX Transamerica Growth Opportunities              A       21.22%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Growth Opportunities              A       15.01%
Portfolio
Investment Account
St. Petersburg, FL

Merrill Lynch Pierce Fenner & Smith       TA IDEX Great Companies - America(SM)                  A       8.08%
Inc.
Jacksonville, FL

Merrill Lynch Pierce Fenner & Smith       TA IDEX Great Companies - America(SM)                  B       10.58%
Inc.
Jacksonville, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Great Companies - Technology(SM)               A       40.57%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Growth         TA IDEX Great Companies - Technology(SM)               A       24.78%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Great Companies - Technology(SM)               A       20.62%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative   TA IDEX Great Companies - Technology(SM)               A       6.31%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Money Market                      A       20.47%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative   TA IDEX Transamerica Money Market                      A       13.39%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Money Market                      A       11.46%
Growth Portfolio
Investment Account
St. Petersburg, FL

                                                                                                         % OF SHARES OF
                                                                                                           BENEFICIAL
NAME/ADDRESS                              FUND                                                   CLASS      INTEREST
------------                              ----                                                   -----   --------------
TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Convertible Securities            A       40.99%
Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Convertible Securities            A       33.40%
Growth Portfolio
Investment Account
St. Petersburg, FL

TA IDEX Asset Allocation - Conservative   TA IDEX Transamerica Convertible Securities            A       22.80%
Portfolio
Investment Account
St. Petersburg, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Conservative Portfolio      A       8.58%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Conservative Portfolio      B       8.13%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Moderate Portfolio          A       8.72%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Conservative Portfolio      B       10.83%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Moderate Growth Portfolio   A       8.33%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Moderate Growth Portfolio   B       11.31%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -Growth Portfolio             A       13.22%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation -Growth Portfolio             B       10.80%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Great Companies - America(SM)                  C       9.84%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Great Companies - Technology(SM)               C       7.15%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Transamerica Small/Mid Cap Value               C       6.48%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Transamerica Flexible Income                   C       5.44%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Transamerica High-Yield Bond                   C       23.53%
Jacksonville, FL

First Clearing LLC                        TA IDEX Transamerica Convertible Securities            C       17.39%
Pelham Manor, NY

International Alpaca Co                   TA IDEX Transamerica Convertible Securities            C       12.26%
Mantua OH

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Transamerica Convertible Securities            C       9.75%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Conservative Portfolio      C       22.38%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Moderate Portfolio          C       26.59%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Moderate Growth Portfolio   C       26.45%
Jacksonville, FL

Merrill Lynch Fenner & Smith, Inc.        TA IDEX Asset Allocation - Growth Portfolio            C       27.93%
Jacksonville, FL

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Small/Mid Cap Value               A       35.32%
Growth Portfolio

                                                                                                         % of Shares of
                                                                                                         Beneficial
Name/Address                              Fund                                                   Class   Interest
---------------------------------------   ----------------------------------------------------   -----   --------------
TA IDEX Asset Allocation - Growth         TA IDEX Transamerica Small/Mid Cap Value               A       32.25%
Portfolio

TA IDEX Asset Allocation - Moderate       TA IDEX Transamerica Small/Mid Cap Value               A       20.08%
Portfolio

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Delaware statutory trust that was formed by a Declaration of Trust dated February 25, 2005. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund), a separate series of IDEX II Series Fund, acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

TA IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of TA IDEX approved this reorganization, funds that have been formed as part of the Delaware statutory trust and which are identical to the current funds, assumed the assets and liabilities of the current funds and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into three classes, Class A, Class B and Class C shares; TA IDEX Janus Growth includes a fourth class, Class T shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except TA IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed 24 months after purchase unless purchased through a qualified retirement plan; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class B and Class C shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of TA IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares). Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding Transamerica IDEX shares. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethic will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached hereto as Appendix A.

Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 30, 2005, for the 12 month-period ending June 30, 2005. The form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:
     P = a hypothetical initial payment of $1,000,

     T = the average annual total return,

     n = the number of years, and

   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(D)

Where:

     P = a hypothetical initial payment of $1,000,

     T = the average annual total return (after taxes on distributions),

     n = the number of years, and

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P(1 + T)(n) = ATV(DR)

Where:

     P = a hypothetical initial payment of $1,000,

     T = the average annual total return (after taxes on distributions and redemptions),

     n = the number of years, and

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2004 are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2004. Additionally, the restated audited financial statements for TA IDEX Transamerica Money Market for the fiscal year ended October 31, 2004 are incorporated herein by reference.

                                   APPENDIX A

             TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the SEC has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

          - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

          - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

          - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-    Subsequent Review

- TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:

-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

GREAT COMPANIES, L.L.C.

            PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2 under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with its policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.


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SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES

- Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Janus will generally oppose annual option grants that exceed 5% of TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.

     33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

     46. Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.

     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee

----------
(1)  All references to portfolio managers include assistant portfolio managers.

sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the

Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM

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generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

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Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance


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department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include


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the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


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8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                    Institutional Shareholder Services, Inc.

                                    * * * * *

A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.


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